As filed with the Securities and Exchange Commission on March 25, 2021
File Nos.
811-09607
333-88517
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.		[ ]
Post-Effective Amendment No.	44	[X]
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]

Amendment No.	46	[X]
(Check appropriate box or boxes)
FAIRHOLME FUNDS, INC.
(Exact name of Registrant as Specified in Charter)
2601 NE 2
nd
Avenue
MIAMI, FL 33137
(Address of Principal Executive Office)
305-358-3000
(Registrant’s Telephone Number, including Area Code)
MR. BRUCE R. BERKOWITZ
FAIRHOLME CAPITAL MANAGEMENT, L.L.C.
2601 NE 2
nd
Avenue
MIAMI, FL 33137
(Name and address of agent for Service)
Copies of Communications to:
Mr. Paul M. Miller
Seward & Kissel LLP
901 K Street, N.W.
Suite 800
Washington, D.C. 20001
It is proposed that this filing will become effective (check appropriate box)

[ ]	Immediately upon filing pursuant to Rule 485(b).
X	on March 30, 2021 pursuant to Rule 485(b).
[ ]	on (date) pursuant to Rule 485(a)(1).
[ ]	60 days after filing pursuant to Rule 485 (a)(1).
[ ]	75 days after filing pursuant to Rule 485 (a)(2).
[ ]	on (date) pursuant to Rule 485(a)(2).
If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
The Registrant has registered an indefinite number of shares under the Securities Act of 1933, as amended, pursuant to Rule
24f-2
promulgated under the Investment Company Act of 1940, as amended. Therefore, no registration fee is due with this filing.

FAIRHOLME FUNDS
No-load,
non-diversified
funds
THE FAIRHOLME FUND (FAIRX)
Seeking long-term growth of capital
THE FAIRHOLME FOCUSED INCOME FUND (FOCIX)
Seeking current income
THE FAIRHOLME ALLOCATION FUND (FAAFX)
Seeking long-term total return
PROSPECTUS
March 30, 2021
Managed by
FAIRHOLME CAPITAL MANAGEMENT
The Securities and Exchange Commission has not approved or
disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

As of March 29, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you have specifically requested paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund or your financial intermediary electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at
(866) 202-2263.
You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with a Fund, you can call the Fund at
(866) 202-2263.
Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all funds held with Fairholme Funds, Inc.

FOR MORE INFORMATION	Back Cover

THE FAIRHOLME FUND
(“The Fairholme Fund”)
Investment Objective
The Fairholme Fund’s investment objective is long-term growth of capital.
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy and hold shares of The Fairholme Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in shares of The Fairholme Fund, which are not reflected in the tables or the Example below.

SHAREHOLDER FEES
(Fees Paid Directly From Your Investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of amount reinvested)	None

Redemption Fee Paid to the Fund (as a percentage of amount redeemed within 60 days of purchase, if applicable)	2.00%

ANNUAL FUND OPERATING EXPENSES
(Expenses That You Pay Each Year As A Percentage Of The Value Of Your Investment In The Fairholme Fund)

Management Fees	1.00%

Distribution (12b-1) Fees	None

Other Expenses	0.01%

Acquired Fund Fees and Expenses	0.02%

Total Annual Fund Operating Expenses (a)	1.03%

(a)
This table does not reflect the application of the management fee waiver discussed in the section of this Prospectus entitled “Investment Management,” pursuant to which the Manager (defined below) has agreed to waive, on a voluntary basis, a portion of the management fee of The Fairholme Fund to the extent necessary to limit the management fee paid to the Manager by The Fairholme Fund to an annual rate of 0.80% of the daily average net asset value of The Fairholme Fund (“Undertaking”). This Undertaking may be terminated by the Manager upon 60 days’ written notice to The Fairholme Fund.

For more information about the management fee, see the “Investment Management” section of this Prospectus.

“Acquired Fund Fees and Expenses” are those fees and expenses incurred indirectly by The Fairholme Fund as a result of The Fairholme Fund’s investing in securities issued by one or more investment companies, including money market funds. Please note that the Total Annual Fund Operating Expenses in the table above does not correlate to the Ratio of Net Expenses to Average Net Assets found within the “Financial Highlights” section of this Prospectus, which reflects the actual operating expenses of The Fairholme Fund for the fiscal year ended November 30, 2020.
Example
This Example is intended to help you compare the cost of investing in The Fairholme Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in The Fairholme Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that The Fairholme Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$105	$328	$569	$1,259
The amounts shown do not reflect the application of the Undertaking.

Portfolio Turnover
The Fairholme Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when The Fairholme Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect The Fairholme Fund’s performance. During the most recent fiscal year, The Fairholme Fund’s portfolio turnover rate was 8.18% of the average value of its portfolio.
Principal Investment Strategies
Fairholme Capital Management, L.L.C. (the “Manager”), the investment adviser to The Fairholme Fund, attempts, under normal circumstances, to achieve The Fairholme Fund’s investment objective by investing in a focused portfolio of equity and fixed-income securities. The proportion of The Fairholme Fund’s assets invested in each type of asset class will vary from time to time based upon the Manager’s assessment of general market and economic conditions. The Fairholme Fund may invest in, and may shift frequently among, asset classes and market sectors.
The equity securities in which The Fairholme Fund may invest include common and preferred stock (including convertible preferred stock), partnership interests, business trust shares, depository receipts, rights and warrants to subscribe for the purchase of equity securities, and interests in real estate investment trusts (“REITs”).
The fixed-income securities in which The Fairholme Fund may invest include U.S. corporate debt securities,
non-U.S.
corporate debt securities, bank debt (including bank loans and participations), U.S. Government and agency debt securities (including U.S. Treasury bills), short-term debt obligations of foreign governments and foreign money market instruments.
The Fairholme Fund may also invest in “special situations,” which are situations when the securities of a company are expected to appreciate over time due to company-specific developments rather than general business conditions or movements of the market as a whole.
The Manager uses fundamental analysis to identify certain attractive characteristics of companies. Such characteristics may include: high free cash flow yields in relation to market values and risk-free rates; sensible capital allocation policies; strong competitive positions; solid balance sheets; liquidity and leverage; stress-tested owner/managers; participation in stressed industries having reasonable prospects for recovery; potential for long-term growth; significant tangible assets in relation to enterprise values; high returns on invested equity and capital; and the production of essential services and products. The Manager defines free cash flow as the cash a company would generate annually from operations after all cash outlays necessary to maintain the business in its current condition.
Although The Fairholme Fund normally holds a focused portfolio of equity and fixed-income securities, The Fairholme Fund is not required to be fully invested in such securities and may maintain a significant portion of its total assets in cash and securities generally considered to be cash equivalents. In certain market conditions, the Manager may determine that it is appropriate for The Fairholme Fund to hold a significant cash position for an extended period of time.
The Fairholme Fund may also use other investment strategies and invest its assets in other types of investments, which are described in the section in this Prospectus entitled “Additional Information about the Funds’ Investments and Risks,” and in The Fairholme Fund’s Statement of Additional Information (“SAI”).
Principal Risks of Investing in The Fairholme Fund
General/Market Risks.
The market values of securities or other investments that The Fairholme Fund holds may fall, sometimes rapidly or unpredictably, or fail to rise for various reasons including changes or potential or perceived changes in U.S. or foreign economies, financial markets, interest rates, the liquidity of investments and other factors including terrorism, war, natural disasters and public health events and crises, including disease/virus outbreaks and epidemics. The resulting short-term and long-term effects and consequences of such events and factors on global and local economies and specific countries, regions, businesses, industries, and companies cannot necessarily be foreseen or predicted. From time to time, certain market segments (such as equity or fixed income), investment styles (such as growth or value), or other investment categories, may fall out of favor which may impair the value of an investment in The Fairholme Fund. An investment in The Fairholme Fund could lose money over short or long periods.
Equity Risk.
The Fairholme Fund is subject to the risk that stock and other equity security prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of The Fairholme Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility.
Small- to Medium-Capitalization Risk.
 Investments in small- and
mid-capitalization
companies may be more volatile than investments in large-capitalization companies. Investments in small- to mid-cap
companies may have additional risks because, among other things, these companies have limited product lines, markets or financial resources.

Focused Portfolio and
Non-Diversification
Risks.
The Fairholme Fund may have more volatility and is considered to have more risk than a fund that invests in securities of a greater number of issuers because changes in the value of a single issuer’s security may have a more significant effect, either negative or positive, on The Fairholme Fund’s net asset value (“NAV”). To the extent that The Fairholme Fund invests its assets in the securities of fewer issuers, The Fairholme Fund will be subject to greater risk of loss if any of those securities decreases in value or becomes impaired. To the extent that The Fairholme Fund’s investments are focused in a particular issuer, region, country, market, industry, asset class or other category, The Fairholme Fund may be susceptible to loss due to adverse occurrences affecting that issuer, region, country, market, industry, asset class or other category. As of the date of this Prospectus, the securities of a single company comprise a substantial portion of The Fairholme Fund’s assets, which increases risks to The Fairholme Fund.
Control and Substantial Positions Risk.
The Fairholme Fund may invest in the securities of a company for the purpose of affecting the management or control of the company or may have or acquire a substantial position in the securities of a company, subject to applicable legal restrictions with respect to the investment. Such an investment imposes additional risks for The Fairholme Fund other than a possible decline in the value of the investment. These additional risks include: the application of statutory, regulatory and other requirements to The Fairholme Fund, or to the Manager and its affiliates, could restrict activities contemplated by The Fairholme Fund, or by the Manager and its affiliates, with respect to a portfolio company or limit the time and the manner in which The Fairholme Fund is able to dispose of its holdings or hedge such holdings; The Fairholme Fund, or the Manager and its affiliates, may be required to obtain relief from the Securities and Exchange Commission (the “SEC”) or its staff prior to engaging in certain activities with respect to a portfolio company that could be deemed a joint arrangement under the Investment Company Act of 1940, as amended (the “1940 Act”); The Fairholme Fund may incur substantial expenses and costs when taking control or other substantial positions in a company, including paying market prices for securities whose value The Fairholme Fund is required to discount when computing the NAV of The Fairholme Fund’s shares, and there is no guarantee that such expenses and costs can be recouped; and The Fairholme Fund could be exposed to various legal claims by governmental entities, or by a portfolio company, its security holders and its creditors, arising from, among other things, The Fairholme Fund’s status as an insider or control person of a portfolio company or from the Manager’s designation of directors to serve on the board of directors of a portfolio company.
Industry/Sector Risk.
To the extent The Fairholme Fund invests or maintains a significant portion of its assets in one or more issuers in a particular industry or industry sector, The Fairholme Fund will be subject to a greater degree to the risks particular to that industry or industry sector. Market or economic factors affecting issuers in that industry, group of related industries or sector could have a major effect on the value of The Fairholme Fund’s investments and NAV. As of the date of this Prospectus, the securities of an issuer in the real estate sector comprise a substantial portion of The Fairholme Fund’s assets. This investment exposes The Fairholme Fund to the risks of the real estate and real estate related sectors generally, and of that issuer, including risks relating to real estate investments and development in Northwest Florida, hospitality, and forestry. In this regard, the securities of a single real estate related issuer or a group of real estate issuers may underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the real estate sector.
Special Situation Risk.
Investments in special situations may involve greater risks when compared to The Fairholme Fund’s other strategies due to a variety of factors. Mergers, reorganizations, liquidations or recapitalizations may fail or not be completed on the terms originally contemplated, and expected developments may not occur in a timely manner, or at all.
Cash Position Risk.
To the extent that The Fairholme Fund holds large positions in cash or cash equivalents, there is a risk of lower returns and potential lost opportunities to participate in market appreciation.
Interest Rate Risk.
Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Very low or negative interest rates would likely magnify the risks associated with changes in interest rates. During periods of very low or negative rates, The Fairholme Fund’s returns would likely be adversely affected.
Credit Risk.
The Fairholme Fund’s investments are subject to credit risk. An issuer’s credit quality depends on its ability to pay interest on and repay its debt and other obligations. Defaulted securities (or those expected to default) are subject to additional risks in that the securities may become subject to a plan or reorganization that can diminish or eliminate their value. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security. Changes in economic, tax and regulatory policies, interest rates, inflation rates and government instability, war or other political or economic actions or factors may have an adverse effect on the investments of The Fairholme Fund. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. The Manager does not rely solely on third party credit ratings to select The Fairholme Fund’s portfolio securities.

Illiquid Investments Risk.
The Fairholme Fund’s investments are subject to illiquid investments risk. This is the risk that the market for a security or other investment cannot accommodate an order to buy or sell the security or other investment in the desired timeframe, possibly preventing The Fairholme Fund from selling these securities at an advantageous price. This risk includes the risk that legal or contractual restrictions on the resale of a security may affect The Fairholme Fund’s ability to sell the security when deemed appropriate or necessary by the Manager. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk, and, in certain circumstances, illiquid investments risk may be greater for a particular security as a result of, among other things, changes in the markets relating to that security, increased selling of the security by market participants or increases in the size of the holding relative to other fund holdings or to the issuer’s total issuance. Over recent years illiquid investments risk has increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline. This risk also includes the risk that trading on an exchange may be halted because of market conditions.
An investment in The Fairholme Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Further discussion about other risks of investing in The Fairholme Fund may be found in the section in this Prospectus entitled “Additional Information about the Funds’ Investments and Risks,” and in The Fairholme Fund’s SAI.
Past Performance
The bar chart and table set out below show The Fairholme Fund’s historical performance and provide some indication of the risks of investing in The Fairholme Fund by showing changes in The Fairholme Fund’s performance from year to year and by showing how The Fairholme Fund’s average annual total returns for
1-,
5-,
and
10-year
periods and since inception compare to the performance of the S&P 500 Index. The S&P 500 Index is a widely recognized, unmanaged index of 500 of the largest companies in the United States as measured by market capitalization. The S&P 500 Index assumes reinvestment of all dividends and distributions. Because indices cannot be invested in directly, these index returns do not reflect a deduction for fees, expenses or taxes. The Fairholme Fund’s past performance (before and after taxes) may not be an indication of how The Fairholme Fund will perform in the future. Updated performance information for The Fairholme Fund may be obtained by calling 1-866-202-2263.
Annual Returns for The Fairholme Fund for the Last 10 Calendar Years

Best Quarter - 4th Qtr 2020: +51.40%	Worst Quarter - 3rd Qtr 2011: -25.47%
Average Annual Total Returns for The Fairholme Fund (for the periods ended December 31, 2020)

Portfolio Returns	1 Year	5 Years	10 Years	Since Inception (12/29/1999)

Return Before Taxes	46.90%	11.99%	6.56%	10.64%

Return After Taxes on Distributions	46.90%	11.18%	4.61%	9.44%

Return After Taxes on Distributions and Sale of The Fairholme Fund Shares	27.77%	9.20%	4.60%	8.90%

S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.22%	13.88%	6.63%

The theoretical
“after-tax”
returns shown in the table are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.
Your actual
“after-tax”
returns depend on your personal tax situation and may differ from the returns shown above
. Also,
“after-tax”
return information is not relevant to shareholders who hold The Fairholme Fund shares through tax-deferred
arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The
“after-tax”
returns shown in the table reflect past tax effects and are not predictive of future tax effects.
In addition to the assumptions in the preceding paragraph, the calculation for the average annual total return after taxes on distributions and sale of The Fairholme Fund shares assumes that an investor would have been able to immediately utilize the full realized loss to reduce his or her federal tax liability. However, actual individual tax results may vary and investors should consult their tax advisors regarding their personal tax situations.
Investment Adviser
Fairholme Capital Management, L.L.C., the Manager, provides investment advisory services to The Fairholme Fund.
Portfolio Manager
Bruce R. Berkowitz, Chief Investment Officer of the Manager, and the President and a Director of Fairholme Funds, Inc. (the “Company”), has been The Fairholme Fund’s lead portfolio manager since The Fairholme Fund’s inception. Mr. Berkowitz is responsible for the day-to-day
management of The Fairholme Fund’s portfolio.
Purchase and Sale of The Fairholme Fund Shares
Purchases of shares of The Fairholme Fund are subject to the following minimum investment amounts (which may be waived by the Manager in its discretion):

Minimum Investment To Open Account	$10,000 for Regular Accounts	$6,000 for IRAs

Minimum Subsequent Investment (Non-Automatic Investment Plan Members)	$1,000 for Regular Accounts and IRAs

Minimum Subsequent Investment (Automatic Investment Plan Members)	$250 per month minimum ($100 per month minimum for The Fairholme Fund shareholders who became AIP members prior to September 1, 2008)
Shareholders eligible to purchase shares of The Fairholme Fund may do so through their financial intermediaries or by contacting The Fairholme Fund: (i) by telephone at
1-866-202-2263;
or (ii) by mail addressed to c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9692, Providence, RI 02940-9692; or (iii) by overnight delivery addressed to c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581-1722.
The Fairholme Fund reserves the right to limit the sale of shares to new investors and existing shareholders at any time. The Fairholme Fund may reject any order to purchase shares, and may withdraw the offering of shares at any time to any or all investors.
Shareholders may redeem shares of The Fairholme Fund through their financial intermediaries or by contacting The Fairholme Fund: (i) by telephone at
1-866-202-2263;
(ii) by mail addressed to c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9692, Providence, RI 02940-9692; or (iii) by overnight delivery addressed to c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581-1722.
Tax Information for The Fairholme Fund
The Fairholme Fund intends to make distributions that may be taxed as ordinary income or capital gains.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of The Fairholme Fund through a broker-dealer or other financial intermediary (such as a bank), The Fairholme Fund and its related companies may pay the intermediary for certain administrative and shareholder servicing functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend The Fairholme Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

THE FAIRHOLME FOCUSED INCOME FUND
(“The Income Fund”)
Investment Objective
The Income Fund seeks current income.
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy and hold shares of The Income Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in shares of The Income Fund, which are not reflected in the tables or the Example below.

SHAREHOLDER FEES
(Fees Paid Directly From Your Investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of amount reinvested)	None

ANNUAL FUND OPERATING EXPENSES
(Expenses That You Pay Each Year As A Percentage Of The Value Of Your Investment In The Income Fund)

Management Fees	1.00%

Distribution (12b-1) Fees	None

Other Expenses	0.02%

Acquired Fund Fees and Expenses	0.03%

Total Annual Fund Operating Expenses (a)	1.05%

(a)
This table does not reflect the application of the management fee waiver discussed in the section of this Prospectus entitled “Investment Management,” pursuant to which the Manager (defined below) has agreed to waive, on a voluntary basis, a portion of the management fee of The Income Fund to the extent necessary to limit the management fee paid to the Manager by The Income Fund to an annual rate of 0.80% of the daily average net asset value of The Income Fund (“Undertaking”). This Undertaking may be terminated by the Manager upon 60 days’ written notice to The Income Fund.

For more information about the management fee, see the “Investment Management” section of this Prospectus.

“Acquired Fund Fees and Expenses” are those fees and expenses incurred indirectly by The Income Fund as a result of The Income Fund’s investing in securities issued by one or more investment companies, including money market funds. Please note that the Total Annual Fund Operating Expenses in the table above does not correlate to the Ratio of Net Expenses to Average Net Assets found within the “Financial Highlights” section of this Prospectus, which reflects the actual operating expenses of The Income Fund for the fiscal year ended November 30, 2020.
Example
This Example is intended to help you compare the cost of investing in The Income Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in The Income Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that The Income Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$107	$334	$579	$1,283
The amounts shown do not reflect the application of the Undertaking.
Portfolio Turnover
The Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when The Income Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect The Income Fund’s performance. During the most recent fiscal year, The Income Fund’s portfolio turnover rate was 100.67% of the average value of its portfolio.

Principal Investment Strategies
Fairholme Capital Management, L.L.C. (the “Manager”), the investment adviser to The Income Fund, attempts, under normal circumstances, to achieve The Income Fund’s investment objective by investing in a focused portfolio of cash distributing securities. To maintain maximum flexibility, the securities in which The Income Fund may invest include corporate bonds and other corporate debt securities of issuers in the U.S. and foreign countries, bank debt (including bank loans and participations), government and agency debt securities of the U.S. and foreign countries (including U.S. Treasury bills), convertible bonds and other convertible securities, and equity securities, including preferred and common stock of issuers in the U.S. and foreign countries, and interests in real estate investment trusts (“REITs”). The Income Fund’s portfolio securities may be rated by one or more nationally recognized statistical rating organizations (“NRSROs”), such as Moody’s Investors Service, Inc. (“Moody’s”) or S&P Global Ratings (“S&P”), or may be unrated. The Manager may invest in securities for The Income Fund without regard to maturity or the rating of the issuer of the security. The Income Fund may invest without limit in lower-rated securities (or “junk bonds”). Lower-rated securities are those rated below “Baa” by Moody’s or below “BBB” by S&P or that have comparable ratings from other NRSROs or, if unrated, are determined to be comparable to lower-rated debt securities by the Manager.
Although The Income Fund normally holds a focused portfolio of securities, The Income Fund is not required to be fully invested in such securities and may maintain a significant portion of its total assets in cash and securities generally considered to be cash equivalents. In certain market conditions, the Manager may determine that it is appropriate for The Income Fund to hold a significant cash position for an extended period of time.
The Income Fund may also use other investment strategies and invest its assets in other types of investments, which are described in the section in this Prospectus entitled “Additional Information about the Funds’ Investments and Risks,” and in The Income Fund’s Statement of Additional Information (“SAI”).
Principal Risks of Investing in The Income Fund
General/Market Risks.
The market values of securities or other investments that The Income Fund holds may fall, sometimes rapidly or unpredictably, or fail to rise for various reasons including changes or potential or perceived changes in U.S. or foreign economies, financial markets, interest rates, the liquidity of investments and other factors including terrorism, war, natural disasters and public health events and crises, including disease/virus outbreaks and epidemics. The resulting short-term and long-term effects and consequences of such events and factors on global and local economies and specific countries, regions, businesses, industries, and companies cannot necessarily be foreseen or predicted. From time to time, certain market segments (such as equity or fixed income), investment styles (such as growth or value), or other investment categories, may fall out of favor which may impair the value of an investment in The Income Fund. An investment in The Income Fund could lose money over short or long periods.
Focused Portfolio and
Non-Diversification
Risks.
 The Income Fund may have more volatility and is considered to have more risk than a fund that invests in securities of a greater number of issuers because changes in the value of a single issuer’s securities may have a more significant effect, either negative or positive, on the net asset value (“NAV”) of The Income Fund. To the extent that The Income Fund invests its assets in the securities of fewer issuers, The Income Fund will be subject to greater risk of loss if any of those securities decreases in value or becomes impaired. To the extent that The Income Fund’s investments are focused in a particular issuer, region, country, market, industry, asset class or other category, The Income Fund may be susceptible to loss due to adverse occurrences affecting that issuer, region, country, market, industry, asset class or other category.
High Yield Security Risk.
 Investments in fixed-income securities that are rated below investment grade by one or more NRSROs or that are unrated and are deemed by the Manager to be of similar quality (“high yield securities”) may be subject to greater risk of loss of principal and interest than investments in higher-rated fixed-income securities. High yield securities are also generally considered to be subject to greater market risk than higher-rated securities.
Cash Position Risk.
To the extent that The Income Fund holds large positions in cash or cash equivalents, there is a risk of lower returns and potential lost opportunities to participate in market appreciation.
Credit Risk.
 The Income Fund’s investments are subject to credit risk. An issuer’s credit quality depends on its ability to pay interest on and repay its debt and other obligations. Defaulted securities (or those expected to default) are subject to additional risks in that the securities may become subject to a plan or reorganization that can diminish or eliminate their value. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security. Changes in economic, tax and regulatory policies, interest rates, inflation rates and government instability, war or other political or economic actions or factors may have an adverse effect on the investments of The Income Fund. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. The Manager does not rely solely on third party credit ratings to select The Income Fund’s portfolio securities.
Interest Rate Risk.
 Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Very low or negative interest rates would likely magnify the risks associated with changes in interest rates. During periods of very low or negative rates, The Income Fund’s returns would likely be adversely affected.
Equity Risk.
The Income Fund is subject to the risk that stock and other equity security prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of The Income Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility.
Industry/Sector Risk.
To the extent The Income Fund invests or maintains a significant portion of its assets in one or more issuers in a particular industry or industry sector, The Income Fund will be subject to a greater degree to the risks particular to that industry or industry sector. Market or economic factors affecting issuers in that industry, group of related industries or sector could have a major effect on the value of The Income Fund’s investments and NAV. The Income Fund has invested in the securities of issuers in the oil and gas sectors, which include storage, transportation and exploration services. These investments expose The Income Fund to the risks of the oil and gas sectors generally, and of those issuers, including changes in regulations; fluctuations in commodity prices and interest rates; changes in supply and demand for energy products; depletion of resources; development of alternative energy sources; extreme weather conditions and natural disasters; and terrorist attacks.
Publicly Traded Partnership Risk
.
The Income Fund invests in publicly traded partnerships (“PTPs”), which are limited partnerships the interests in which (called “units”) are traded on public exchanges. PTPs are subject to the risks associated with their underlying assets or operating companies, which typically include assets or companies in the oil and gas sectors. PTPs are also subject to tax risk, as PTPs typically receive pass-through tax treatment and would be adversely affected if they were to loss such status. Other risks of investments in PTPs may include, among others, potential lack of liquidity of PTP units, interest rate risk, limitations on the unitholder’s voting and distribution rights, potential conflicts of interest between a PTP and its general partner, and the possibility of the PTP’s general partner requiring unitholders to sell their units at an undesirable price or time.
Illiquid Investments Risk.
The Income Fund’s investments are subject to illiquid investments risk. This is the risk that the market for a security or other investment cannot accommodate an order to buy or sell the security or other investment in the desired timeframe, possibly preventing The Income Fund from selling these securities at an advantageous price. This risk includes the risk that legal or contractual restrictions on the resale of a security may affect The Income Fund’s ability to sell the security when deemed appropriate or necessary by the Manager. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk. Over recent years illiquid investments risk has increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline, and, in certain circumstances, illiquid investments risk may be greater for a particular security as a result of, among other things, changes in the markets relating to that security, increased selling of the security by market participants or increases in the size of the holding relative to other fund holdings or to the issuer’s total issuance. Market turbulence and volatility in the U.S. and
non-U.S.
financial markets may increase the risks associated with an investment in The Income Fund. This risk also includes the risk that trading on an exchange may be halted because of market conditions.
Small- to Medium-Capitalization Risk.
 Investments in small- and
mid-capitalization
companies may be more volatile than investments in large-capitalization companies. Investments in small- to mid-cap
companies may have additional risks because, among other things, these companies have limited product lines, markets or financial resources.
An investment in The Income Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Further discussion about other risks of investing in The Income Fund may be found in the section in this Prospectus entitled “Additional Information about the Funds’ Investments and Risks,” and in The Income Fund’s SAI.

Past Performance
The bar chart and table set out below show The Income Fund’s historical performance, and provide some indication of the risks of investing in The Income Fund by showing changes in The Income Fund’s performance from year to year and by showing how The Income Fund’s average annual total returns for the
1-,
5-,
and
10-year
(same as since inception) periods compare to the performance of the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, and includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).
Because indices cannot be invested in directly, these index returns do not reflect a deduction for fees, expenses or taxes. The Income Fund’s past performance (before and after taxes) may not be an indication of how The Income Fund will perform in the future. Updated performance information for The Income Fund may be obtained by calling
1-866-202-2263.
Annual Returns of The Income Fund for the Last 10 Calendar Years

Best Quarter - 2nd Qtr 2013: +15.79%	Worst Quarter - 4th Qtr 2015: -9.66%
Average Annual Total Returns for The Income Fund (for the periods ended December 31, 2020)

Portfolio Returns	1 Year	5 Years	10 Years	Since Inception (12/31/2009)

Return Before Taxes	0.99%	5.87%	5.56%	6.05%

Return After Taxes on Distributions	0.80%	4.15%	3.47%	4.04%

Return After Taxes on Distributions and Sale of The Income Fund Shares	0.67%	3.95%	3.56%	4.02%

Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.84%	4.08%
The theoretical
“after-tax”
returns shown in the table are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.

Your actual
“after-tax”
returns depend on your personal tax situation and may differ from the returns shown above
. Also,
“after-tax”
return information is not relevant to shareholders who hold shares of The Income Fund through tax-deferred
arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The
“after-tax”
returns shown in the table reflect past tax effects and are not predictive of future tax effects.
The average annual total return after taxes on distributions and sale of The Income Fund shares for the 10-year period is higher than the average annual total return after taxes on distributions for the same period because of realized losses that would have been sustained upon the sale of The Income Fund shares immediately after such 10-year period. In addition to the assumptions in the preceding paragraph, the calculation for the average annual total return after taxes on distributions and sale of The Income Fund shares assumes that an investor would have been able to immediately utilize the full realized loss to reduce his or her federal tax liability. However, actual individual tax results may vary and investors should consult their tax advisors regarding their personal tax situations.
Investment Adviser
Fairholme Capital Management, L.L.C., the Manager, provides investment advisory services to The Income Fund.

Portfolio Manager
Bruce R. Berkowitz, Chief Investment Officer of the Manager, and the President and a Director of Fairholme Funds, Inc. (the “Company”), has been The Income Fund’s lead portfolio manager since The Income Fund’s inception. Mr. Berkowitz is responsible for the day-to-day
management of The Income Fund’s portfolio.
Purchase and Sale of The Income Fund Shares
Purchases of shares of The Income Fund are subject to the following minimum investment amounts (which may be waived by the Manager in its discretion):

Minimum Investment To Open Account	$10,000 for Regular Accounts	$6,000 for IRAs

Minimum Subsequent Investment (Non-Automatic Investment Plan Members)	$1,000 for Regular Accounts and IRAs

Minimum Subsequent Investment (Automatic Investment Plan Members)	$250 per month minimum
Shareholders eligible to purchase shares of The Income Fund may do so through their financial intermediaries or by contacting The Income Fund: (i) by telephone at
1-866-202-2263;
or (ii) by mail addressed to c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9692, Providence, RI 02940-9692; or (iii) by overnight delivery addressed to c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581-1722.
The Income Fund reserves the right to limit the sale of shares to new investors and existing shareholders at any time. The Income Fund may reject any order to purchase shares, and may withdraw the offering of shares at any time to any or all investors.
Shareholders may redeem shares of The Income Fund through their financial intermediaries or by contacting The Income Fund: (i) by telephone at
1-866-202-2263;
(ii) by mail addressed to c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9692, Providence, RI 02940-9692; or (iii) by overnight delivery addressed to c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581-1722.
Tax Information for The Income Fund
The Income Fund intends to make distributions that may be taxed as ordinary income or capital gains.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of The Income Fund through a broker-dealer or other financial intermediary (such as a bank), The Income Fund and its related companies may pay the intermediary for certain administrative and shareholder servicing functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend The Income Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

THE FAIRHOLME ALLOCATION FUND
(“The Allocation Fund”)
Investment Objective
The Allocation Fund seeks long-term total return.
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy and hold shares of The Allocation Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in shares of The Allocation Fund, which are not reflected in the tables or the Example below.

SHAREHOLDER FEES
(Fees Paid Directly From Your Investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of amount reinvested)	None

Redemption Fee Paid to the Fund (as a percentage of amount redeemed within 60 days of purchase, if applicable)	2.00%

ANNUAL FUND OPERATING EXPENSES
(Expenses That You Pay Each Year As A Percentage Of The Value Of Your Investment In The Allocation Fund)

Management Fees	1.00%

Distribution (12b-1) Fees	None

Other Expenses	0.02%

Acquired Fund Fees and Expenses	0.03%

Total Annual Fund Operating Expenses (a)	1.05%

(a)
This table does not reflect the application of the management fee waiver discussed in the section of this Prospectus entitled “Investment Management,” pursuant to which the Manager (defined below) has agreed to waive, on a voluntary basis, a portion of the management fee of The Allocation Fund to the extent necessary to limit the management fee paid to the Manager by The Allocation Fund to an annual rate of 0.80% of the daily average net asset value of The Allocation Fund (“Undertaking”). This Undertaking may be terminated by the Manager upon 60 days’ written notice to The Allocation Fund.

For more information about the management fee, see the “Investment Management” section of this Prospectus. “Acquired Fund Fees and Expenses” are those fees and expenses incurred indirectly by The Allocation Fund as a result of The Allocation Fund’s investing in securities of one or more investment companies, including money market funds. Please note that the Total Annual Fund Operating Expenses in the table above does not correlate to the Ratio of Net Expenses to Average Net Assets found within the “Financial Highlights” section of this Prospectus, which reflects the actual operating expenses of The Allocation Fund for the fiscal year ended November 30, 2020.
Example
This Example is intended to help you compare the cost of investing in The Allocation Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in The Allocation Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that The Allocation Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$107	$334	$579	$1,283
The amounts shown do not reflect the application of the Undertaking.

Portfolio Turnover
The Allocation Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when The Allocation Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect The Allocation Fund’s performance. During the most recent fiscal year, The Allocation Fund’s portfolio turnover rate was 32.15% of the average value of its portfolio.
Principal Investment Strategies
The Allocation Fund seeks long-term total return from capital appreciation and income. Fairholme Capital Management, L.L.C. (the “Manager”), the investment adviser to The Allocation Fund, attempts, under normal circumstances, to achieve The Allocation Fund’s investment objective by investing opportunistically in a focused portfolio of investments in the equity, fixed-income and cash and cash-equivalent asset classes. The proportion of The Allocation Fund’s portfolio invested in each asset class will vary from time to time based on the Manager’s assessment of relative fundamental values of securities and other investments in the class, the attractiveness of investment opportunities within each asset class, general market and economic conditions, and expected future returns of investments.
The Allocation Fund may invest in any, all or none of the targeted asset classes at any given time. There is no limitation on the amount of The Allocation Fund’s portfolio that may be allocated to any one of these asset classes. The Allocation Fund may maintain a significant portion of its assets in cash and cash-equivalent securities and investments. In certain market conditions, the Manager may determine that it is appropriate for The Allocation Fund to hold a significant cash position for an extended period of time.
In addition, The Allocation Fund may invest in securities and other investments without regard to the jurisdictions in which the issuers of the securities are organized or situated and without regard to the market capitalizations or sectors of the issuers. The Allocation Fund may also invest in securities without regard to maturity or the rating of the issuer of the security. The Allocation Fund may invest, for example, without limit in lower-rated securities (or “junk bonds”), which are those securities rated below “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or below “BBB” by S&P Global Ratings (“S&P”) or that have comparable ratings from other nationally recognized statistical rating organizations (“NRSROs”) or, if unrated, are determined to be comparable to lower-rated debt securities by the Manager.
The Allocation Fund may also use other investment strategies and invest its assets in other types of investments, which are described in the section in this Prospectus entitled “Additional Information about the Funds’ Investments and Risks,” and in The Allocation Fund’s Statement of Additional Information (“SAI”).
Principal Risks of Investing in The Allocation Fund
General/Market Risks.
The market values of securities or other investments that The Allocation Fund holds may fall, sometimes rapidly or unpredictably, or fail to rise for various reasons including changes or potential or perceived changes in U.S. or foreign economies, financial markets, interest rates, the liquidity of investments and other factors including terrorism, war, natural disasters and public health events and crises, including disease/virus outbreaks and epidemics. The resulting short-term and long-term effects and consequences of such events and factors on global and local economies and specific countries, regions, businesses, industries, and companies cannot necessarily be foreseen or predicted. From time to time, certain market segments (such as equity or fixed income), investment styles (such as growth or value), or other investment categories, may fall out of favor which may impair the value of an investment in The Allocation Fund. An investment in The Allocation Fund could lose money over short or long periods.
Allocation Risk.
The allocation of investments among the different asset classes, such as equity or fixed-income asset classes, may have a more significant effect on The Allocation Fund’s net asset value (“NAV”) when one of these classes is performing more poorly than others.
Equity Risk.
The Allocation Fund is subject to the risk that stock and other equity security prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of The Allocation Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility.
Focused Portfolio and
Non-Diversification
Risks.
The Allocation Fund may have more volatility and is considered to have more risk than a fund that invests in securities of a greater number of issuers because changes in the value of a single issuer’s security may have a more significant effect, either negative or positive, on The Allocation Fund’s NAV. To the extent that The Allocation Fund invests its assets in the securities of fewer issuers, The Allocation Fund will be subject to greater risk of loss if any of those securities decreases in value or becomes impaired. To the extent that The Allocation Fund’s investments are focused in a particular issuer, region, country, market, industry, asset class or other category, The Allocation Fund may be susceptible to loss due to adverse occurrences affecting that issuer, region, country, market, industry, asset class or other category.
Control and Substantial Positions Risk.
The Allocation Fund may invest in the securities of a company for the purpose of affecting the management or control of the company or may have or acquire a substantial position in the securities of a company, subject to applicable legal restrictions with respect to the investment. Such an investment imposes additional risks for The Allocation Fund other than a possible decline in the value of the investment. These additional risks include: the application of statutory, regulatory and other requirements to The Allocation Fund, or to the Manager and its affiliates, could restrict activities contemplated by The Allocation Fund, or by the Manager and its affiliates, with respect to a portfolio company or limit the time and the manner in which The Allocation Fund is able to dispose of its holdings or hedge such holdings; The Allocation Fund, or the Manager and its affiliates, may be required to obtain relief from the Securities and Exchange Commission (the “SEC”) or its staff prior to engaging in certain activities with respect to a portfolio company that could be deemed a joint arrangement under the Investment Company Act of 1940, as amended (the “1940 Act”); The Allocation Fund may incur substantial expenses and costs when taking control or other substantial positions in a company, including paying market prices for securities whose value The Allocation Fund is required to discount when computing the NAV of The Allocation Fund’s shares, and there is no guarantee that such expenses and costs can be recouped; and The Allocation Fund could be exposed to various legal claims by governmental entities, or by a portfolio company, its security holders and its creditors, arising from, among other things, The Allocation Fund’s status as an insider or control person of a portfolio company or from the Manager’s designation of directors to serve on the board of directors of a portfolio company.
Industry/Sector Risk.
To the extent The Allocation Fund invests or maintains a significant portion of its assets in one or more issuers in a particular industry or industry sector, The Allocation Fund will be subject to a greater degree to the risks particular to that industry or industry sector. Market or economic factors affecting issuers in that industry, group of related industries or sector could have a major effect on the value of The Allocation Fund’s investments and NAV. The securities of issuers in the real estate sector and oil and gas sectors, which includes storage, transportation and exploration, comprise a significant portion of The Allocation Fund’s assets. The investment in the real estate sector exposes The Allocation Fund to the risks of the real estate and real estate related sectors generally, and of that issuer, including risks relating to real estate investments and development in Northwest Florida, hospitality, and forestry. In this regard, the securities of a single real estate related issuer or a group of real estate issuers may underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the real estate sector. Additionally, the investments in the oil and gas sectors expose The Allocation Fund to the risks of the oil and gas sectors generally, and of those issuers, including changes in regulations; fluctuations in commodity prices and interest rates; changes in supply and demand for energy products; depletion of resources; development of alternative energy sources; extreme weather conditions and natural disasters; and terrorist attacks.
Publicly Traded Partnership Risk.
The Allocation Fund invests in publicly traded partnerships (“PTPs”), which are limited partnerships the interests in which (called “units”) are traded on public exchanges. PTPs are subject to the risks associated with their underlying assets or operating companies, which typically include assets or companies in the oil and gas sectors. PTPs are also subject to tax risk, as PTPs typically receive pass-through tax treatment and would be adversely affected if they were to loss such status. Other risks of investments in PTPs may include, among others, potential lack of liquidity of PTP units, interest rate risk, limitations on the unitholder’s voting and distribution rights, potential conflicts of interest between a PTP and its general partner, and the possibility of the PTP’s general partner requiring unitholders to sell their units at an undesirable price or time.
Interest Rate Risk.
Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Very low or negative interest rates would likely magnify the risks associated with changes in interest rates. During periods of very low or negative rates, The Allocation Fund’s returns would likely be adversely affected.
Cash Position Risk.
To the extent that The Allocation Fund holds large positions in cash or cash equivalents, there is a risk of lower returns and potential lost opportunities to participate in market appreciation.
Credit Risk.
The Allocation Fund’s investments are subject to credit risk. An issuer’s credit quality depends on its ability to pay interest on and repay its debt and other obligations. Defaulted securities (or those expected to default) are subject to additional risks in that the securities may become subject to a plan or reorganization that can diminish or eliminate their value. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security. Changes in economic, tax and regulatory policies, interest rates, inflation rates and government instability, war or other political or economic actions or factors may have an adverse effect on the investments of The Allocation Fund. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. The Manager does not rely solely on third party credit ratings to select The Allocation Fund’s portfolio securities.

Small- to Medium-Capitalization Risk.
Investments in small- and
mid-capitalization
companies may be more volatile than investments in large-capitalization companies. Investments in small- to mid-cap
companies may have additional risks because, among other things, these companies have limited product lines, markets or financial resources.
Illiquid Investments Risk.
Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing The Allocation Fund from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk. A fund may face illiquid investments risk as a result of, among other factors, low trading volumes, legal or contractual restrictions on resale, substantial redemptions of the fund’s shares and, with respect to fixed-income securities, rising interest rates. In certain circumstances, illiquid investments risk may be greater for a particular security as a result of, among other things, changes in the markets relating to that security, increased selling of the security by market participants or increases in the size of the holding relative to other fund holdings or to the issuer’s total issuance. In addition, over recent years illiquid investments risk has increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.
An investment in The Allocation Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Further discussion about other risks of investing in The Allocation Fund may be found in the section in this Prospectus entitled “Additional Information about the Funds’ Investments and Risks,” and in The Allocation Fund’s SAI.
Past Performance
The bar chart and table set out below show The Allocation Fund’s historical performance, and provide some indication of the risks of investing in The Allocation Fund by showing changes in The Allocation Fund’s performance from year to year and by showing how The Allocation Fund’s average annual total returns for the 1-, 5-, and 10-year (same as since inception) periods compare to the performance of the Bloomberg Barclays U.S. Aggregate Bond Index and the S&P 500 Index. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, and includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).
The S&P 500 Index is a widely recognized, unmanaged index of 500 of the largest companies in the United States as measured by market capitalization. The S&P 500 Index assumes reinvestment of all dividends and distributions. Because indices cannot be invested in directly, these index returns do not reflect a deduction for fees, expenses or taxes.

The Allocation Fund’s past performance (before and after taxes) may not be an indication of how The Allocation Fund will perform in the future. Updated performance information for The Allocation Fund may be obtained by calling
1-866-202-2263.
Annual Returns for The Allocation Fund for the Last 10 Calendar Years

Best Quarter - 4th Qtr 2020: +30.69%	Worst Quarter - 1st Qtr 2020: -19.03%

Average Annual Total Returns for The Allocation Fund (for the period ended December 31, 2020)

Portfolio Returns	1 Year	5 Years	10 Years*

Return Before Taxes	23.06%	4.27%	2.73%

Return After Taxes on Distributions	22.99%	3.53%	1.69%

Return After Taxes on Distributions and Sale of The Allocation Fund Shares	13.70%	3.07%	1.94%

Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.84%

S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.22%	13.88%

*	Same as Since Inception (12/31/2010).
The theoretical
“after-tax”
returns shown in the table are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.
Your actual
“after-tax”
returns depend on your personal tax situation and may differ from the returns shown above
. Also,
“after-tax”
return information is not relevant to shareholders who hold The Allocation Fund shares through tax-deferred
arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The
“after-tax”
returns shown in the table reflect past tax effects and are not predictive of future tax effects.
The average annual total return after taxes on distributions and sale of The Allocation Fund shares for the 10-year period is higher than the average annual total return after taxes on distributions for the same period because of realized losses that would have been sustained upon the sale of The Allocation Fund shares immediately after such 10-year period. In addition to the assumptions in the preceding paragraph, the calculation for the average annual total return after taxes on distributions and sale of The Allocation Fund shares assumes that an investor would have been able to immediately utilize the full realized loss to reduce his or her federal tax liability. However, actual individual tax results may vary and investors should consult their tax advisors regarding their personal tax situations.
Investment Adviser
Fairholme Capital Management, L.L.C., the Manager, provides investment advisory services to The Allocation Fund.
Portfolio Manager
Bruce R. Berkowitz, Chief Investment Officer of the Manager, and the President and a Director of Fairholme Funds, Inc. (the “Company”), has been The Allocation Fund’s lead portfolio manager since The Allocation Fund’s inception. Mr. Berkowitz is responsible for the day-to-day
management of The Allocation Fund’s portfolio.
Purchase and Sale of The Allocation Fund Shares
Purchases of shares of The Allocation Fund are subject to the following minimum investment amounts (which may be waived by the Manager in its discretion):

Minimum Investment To Open Account	$10,000 for Regular Accounts	$6,000 for IRAs

Minimum Subsequent Investment (Non-Automatic Investment Plan Members)	$1,000 for Regular Accounts and IRAs

Minimum Subsequent Investment (Automatic Investment Plan Members)	$250 per month minimum
Shareholders eligible to purchase shares of The Allocation Fund may do so through their financial intermediaries or by contacting The Allocation Fund: (i) by telephone at
1-866-202-2263;
(ii) by mail addressed to c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9692, Providence, RI 02940-9692; or (iii) by overnight delivery addressed to c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581-1722.
The Allocation Fund reserves the right to limit the sale of shares to new investors and existing shareholders at any time. The Allocation Fund may reject any order to purchase shares, and may withdraw the offering of shares at any time to any or all investors.
Shareholders may redeem shares of The Allocation Fund through their financial intermediaries or by contacting The Allocation Fund: (i) by telephone at
1-866-202-2263;
(ii) by mail addressed to c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9692, Providence, RI 02940-9692; or (iii) by overnight delivery addressed to c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581-1722.

Tax Information for The Allocation Fund
The Allocation Fund intends to make distributions that may be taxed as ordinary income or capital gains.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of The Allocation Fund through a broker-dealer or other financial intermediary (such as a bank), The Allocation Fund and its related companies may pay the intermediary for certain administrative and shareholder servicing functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend The Allocation Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION
ABOUT THE FUNDS’ INVESTMENTS AND RISKS
This section of the Prospectus provides additional information about the investment practices and related risks, including principal and non-principal
strategies and risks, of The Fairholme Fund, The Income Fund, and The Allocation Fund (each a “Fund” and together, the “Funds”).
THE FAIRHOLME FUND
Investment Objective and Investment Strategies
The Fairholme Fund’s investment objective is long-term growth of capital. The Fairholme Fund’s investment objective is fundamental and may be changed only with the approval of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act.
The Manager attempts, under normal circumstances, to achieve The Fairholme Fund’s investment objective by investing in a focused portfolio of equity and fixed-income securities. The proportion of The Fairholme Fund’s assets invested in each type of asset class will vary from time to time based upon the Manager’s assessment of general market and economic conditions. The Fairholme Fund may invest in, and may shift frequently among, the asset classes and market sectors.
The equity securities in which The Fairholme Fund may invest include common and preferred stock (including convertible preferred stock), partnership interests, business trust shares, interests in REITs, rights and warrants to subscribe for the purchase of equity securities, and depository receipts. The Fairholme Fund may invest in equity securities without regard to the jurisdictions in which the issuers of the securities are organized or situated and without regard to the market capitalizations or sectors of such issuers.
The fixed-income securities in which The Fairholme Fund may invest include U.S. corporate debt securities,
non-U.S.
corporate debt securities, bank debt (including bank loans and participations), U.S. Government and agency debt securities (including U.S. Treasury bills), short-term debt obligations of foreign governments, and foreign money market instruments. Except for its investments in short-term debt obligations of foreign governments, The Fairholme Fund may invest in fixed-income securities regardless of the maturity or the rating of the issuer of the security. The Fairholme Fund’s investments in short-term debt obligations of foreign governments will generally have a maturity of six months or less and a credit rating of “A” or better by S&P Global Ratings (“S&P”) or a similar rating by another NRSRO.
The Manager uses fundamental analysis to identify certain attractive characteristics of companies. Such characteristics may include: high free cash flow yields in relation to market values and risk-free rates; sensible capital allocation policies; strong competitive positions; solid balance sheets; stress-tested owners/managers; participation in stressed industries having reasonable prospects for recovery; potential for long-term growth; significant tangible assets in relation to enterprise values; high returns on invested equity and capital; and the production of essential services and products. The Manager defines free cash flow as the cash a company would generate annually from operations after all cash outlays necessary to maintain the business in its current condition.
The Fairholme Fund also may invest in “special situations” to achieve its objective. A special situation arises when the securities of a company are expected to appreciate over time due to company-specific developments rather than general business conditions or movements of the market as a whole. Such developments and situations include liquidations, reorganizations, recapitalizations, mergers, management changes, and technological developments. Investments in special situations may include equity securities or fixed-income securities, such as corporate debt, which may be in a distressed position as a result of economic or company specific developments. “Special situation” investments may include high yield fixed-income securities (or “junk bonds”) (
i.e.
, securities that are rated below investment grade by S&P or by another NRSRO or similar unrated securities).
Subject to applicable legal restrictions, The Fairholme Fund may invest in securities of an issuer for the purpose of affecting the management or control of the issuer or may have or acquire a substantial position in the securities of an issuer, although it is not the intention of The Fairholme Fund or the Manager to unilaterally control any issuer. The Fairholme Fund may obtain a controlling or other substantial position in a public or private company.
Although The Fairholme Fund normally holds a focused portfolio of equity and fixed-income securities, The Fairholme Fund is not required to be fully invested in such securities and maintains from time to time a significant portion of its total assets in cash and securities generally considered to be cash equivalents, including U.S. Government securities, money market funds, commercial paper, repurchase agreements, and other high quality money market instruments. Commercial paper may be rated by one or more NRSROs, such as Moody’s or S&P, or may be unrated. The Manager may invest in commercial paper without regard to the rating. Information about the commercial paper ratings of the NRSROs can be found in
Appendix A
.

From time to time, cash and cash reserves may also include foreign securities, including short-term obligations of foreign governments or other high quality foreign money market instruments. The Fairholme Fund believes that a certain amount of liquidity in The Fairholme Fund’s portfolio is desirable both to meet operating requirements and to take advantage of new investment opportunities. Under adverse market conditions or when The Fairholme Fund is unable to find sufficient investments meeting its criteria, cash and cash reserves may comprise a significant percentage of The Fairholme Fund’s total assets, a situation which may exist for extended periods of time. When The Fairholme Fund holds a significant portion of assets in cash and cash reserves, it may not meet its investment objective.
The Fairholme Fund may also use other investment strategies and may invest its assets in other types of investments, which are described in the SAI.
Risks of Investing in The Fairholme Fund
General/Market Risks.
All investments are subject to inherent risks, and investments in The Fairholme Fund are no exception. The market values of securities or other investments that The Fairholme Fund holds may fall, sometimes rapidly or unpredictably, or fail to rise for various reasons including changes or potential or perceived changes in U.S. or foreign economies, financial markets, interest rates, the liquidity of investments and other factors including terrorism, war, natural disasters and public health events and crises, including disease/virus outbreaks and epidemics. The resulting short-term and long-term effects and consequences of such events and factors on global and local economies and specific countries, regions, businesses, industries, and companies cannot necessarily be foreseen or predicted. From time to time, certain market segments (such as equity or fixed income), investment styles (such as growth or value), or other investment categories, may fall out of favor which may impair the value of an investment in The Fairholme Fund. An investment in The Fairholme Fund could lose money over short or long periods. When you sell your shares, they may be worth less than what you paid for them because the value of The Fairholme Fund’s investments will fluctuate, reflecting day-to-day
changes in market conditions, interest rates, and numerous other factors.
Equity Risk.
The Fairholme Fund is subject to the risk that stock and other equity security prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of The Fairholme Fund’s equity securities may fluctuate significantly from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility.
Small- to Medium-Capitalization Risk.
The Fairholme Fund has the ability to invest in securities of companies with small to medium market capitalizations. Such companies may be engaged in business within a narrow geographic region, be less well known to the investment community, and have more volatile share prices. Also, companies with smaller market capitalizations often lack management depth and have narrower market penetrations, less diverse product lines, and fewer resources than larger companies. Moreover, the securities of such companies often have less market liquidity and, as a result, their stock prices often react more strongly to changes in the marketplace.
Focused Portfolio and
Non-Diversification
Risks.
The Fairholme Fund attempts to invest in a limited number of securities. Accordingly, The Fairholme Fund may have more volatility and is considered to have more risk than a fund that invests in a greater number of securities because changes in the value of a single security may have a more significant effect, either negative or positive, on The Fairholme Fund’s NAV. To the extent that The Fairholme Fund invests its assets in fewer securities, The Fairholme Fund is subject to greater risk of loss if any of those securities becomes impaired.
The Fairholme Fund is considered to be
“non-diversified”
under the 1940 Act, which means that The Fairholme Fund can invest a greater percentage of its assets in the securities of fewer issuers than a diversified fund. The Fairholme Fund may also have a greater percentage of its assets invested in particular industries than a diversified fund, exposing The Fairholme Fund to the risk of unanticipated industry conditions as well as risks particular to a single company or the securities of a single company. Additionally, the NAV of a non-diversified
fund generally is more volatile, and a shareholder may have a greater risk of loss if the shareholder redeems his or her shares during a period of high volatility. Lack of broad diversification also may cause The Fairholme Fund to be more susceptible to economic, political, regulatory, liquidity or other events than a diversified fund. As of the date of this Prospectus, the securities of a single company comprise a substantial portion of The Fairholme Fund’s assets, which increases risks to The Fairholme Fund.
Control and Substantial Positions Risk.
The Fairholme Fund may invest in the securities of a company for the purpose of affecting the management or control of the company or may have or acquire a substantial position in the securities of a company, subject to applicable legal restrictions with respect to the investment. Such an investment imposes additional risks for The Fairholme Fund other than a possible decline in the value of the investment. The Fairholme Fund, individually or together with other accounts managed by the Manager, may obtain a controlling or other substantial position in a public or private company (each, a “Portfolio Company”). Should The Fairholme Fund and other accounts managed by the Manager obtain such a position in a Portfolio Company, The Fairholme Fund and the Manager may be required to make filings with the SEC concerning holdings in the Portfolio Company. The application of statutory, regulatory and other requirements to The Fairholme Fund, or to the Manager and its affiliates, could restrict activities contemplated by The Fairholme Fund, or by the Manager and its affiliates, with respect to a Portfolio Company or limit the time and the manner in which The Fairholme Fund is able to dispose of its holdings or hedge such holdings. The Fairholme Fund, or the Manager and its affiliates, may be required to obtain relief from the SEC or its staff prior to engaging in certain activities with respect to a Portfolio Company that could be deemed a joint arrangement under the 1940 Act. The foregoing restrictions and limitations may also apply when a member of the Board of Directors of the Company (the “Board” or the “Directors”) serves as a director of a Portfolio Company.
The Fairholme Fund may incur substantial expenses and costs when taking control or other substantial positions in a company, including paying market prices for securities whose value The Fairholme Fund is required to discount when computing the NAV of The Fairholme Fund’s shares, and there is no guarantee that such expenses and costs can be recouped. In addition, The Fairholme Fund’s investments could be frozen in minority positions and The Fairholme Fund could incur substantial losses.
The Fairholme Fund could be exposed to various legal claims by governmental entities, or by a Portfolio Company, its security holders and its creditors, arising from, among other things, The Fairholme Fund’s status as an insider or control person of a Portfolio Company or from the Manager’s designation of directors to serve on the board of directors of a Portfolio Company. Such legal claims may include claims that The Fairholme Fund or the Manager (as a controlling person) is liable for securities laws violations by the Portfolio Company or environmental damage or product defects caused by the Portfolio Company or failure to supervise the Portfolio Company. Such legal claims may also include claims that The Fairholme Fund, as a control person or significant shareholder of the Portfolio Company, has a fiduciary responsibility to other shareholders in connection with The Fairholme Fund’s voting or investment decisions with respect to its holdings of the Portfolio Company’s shares. In addition, potential conflicts of interest may arise when a Director serves on the board of directors of a Portfolio Company and when the Director receives compensation or other benefits for that service from the Portfolio Company. The Board may consider actions that are necessary to address any such conflict, including requiring the Director to recuse himself from voting on any matter to which the conflict relates.
Notwithstanding the foregoing, neither The Fairholme Fund nor the Manager intends to have unilateral control of any Portfolio Company, and may be unable to control the timing or occurrence of an exit strategy for any Portfolio Company.
Industry/Sector Risk.
To the extent The Fairholme Fund invests or maintains a significant portion of its assets in one or more issuers in a particular industry or industry sector, The Fairholme Fund will be subject to a greater degree to the risks particular to that industry or industry sector. Market or economic factors affecting issuers in that industry, group of related industries or sector could have a major effect on the value of The Fairholme Fund’s investments and NAV. As of the date of this Prospectus, the securities of an issuer in the real estate sector comprise a substantial portion of The Fairholme Fund’s assets. This investment exposes The Fairholme Fund to the risks of the real estate and real estate related sectors generally, and of that issuer, including risks relating to real estate investments and development in Northwest Florida, hospitality, and forestry. (Additional information regarding this issuer is available in its annual report and financial statements.) In this regard, the securities of a single real estate related issuer or a group of real estate issuers may underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the real estate sector.
Special Situation Risk.
Investments in special situations may involve greater risks when compared to The Fairholme Fund’s other strategies due to a variety of factors. Mergers, reorganizations, liquidations or recapitalizations may not be completed on the terms originally contemplated, or may fail. Expected developments may not occur in a timely manner, or at all. Transactions may take longer than originally anticipated, resulting in lower annualized returns than contemplated at the time of investment. Furthermore, failure to anticipate changes in the circumstances affecting these types of investments may result in permanent loss of capital, where The Fairholme Fund may be unable to recoup some or all of its investment or expenses in connection with the investment.
Cash Position Risk.
To the extent that The Fairholme Fund holds large positions in cash or cash equivalents, it may lose opportunities to participate in market appreciation, which may result in lower returns than if The Fairholme Fund were fully invested in the market. In addition, cash and cash equivalents may negatively affect the Fund’s performance and ability to achieve its investment objective.
Interest Rate Risk.
Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations, but increasing interest rates may have an adverse effect on the value of The Fairholme Fund’s investment portfolio as a whole, as investors and markets adjust expected returns relative to such increasing rates. An economic downturn or period of rising interest rates could have a negative impact on the market for fixed-income securities and reduce The Fairholme Fund’s ability to sell them, which, in turn, could negatively impact the performance of The Fairholme Fund. Potential future changes in government monetary policy may affect interest rate levels. Very low or negative interest rates would likely magnify the risks associated with changes in interest rates. During periods of very low or negative rates, The Fairholme Fund’s returns would likely be adversely affected.

Credit Risk.
The Fairholme Fund’s investments are subject to credit risk. An issuer’s credit quality depends on its ability to pay interest on and repay its debt and other obligations. Defaulted securities (or those expected to default) are subject to additional risks in that the securities may become subject to a plan or reorganization that can diminish or eliminate their value. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security. Changes in economic, tax and regulatory policies, interest rates, inflation rates and government instability, war or other political or economic actions or factors may have an adverse effect on the investments of The Fairholme Fund. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. The Manager does not rely solely on third party credit ratings to select The Fairholme Fund’s portfolio securities.
Illiquid Investments Risk.
The Fairholme Fund’s investments are subject to illiquid investments risk. This is the risk that the market for a security or other investment cannot accommodate an order to buy or sell the security or other investment in the desired timeframe, possibly preventing The Fairholme Fund from selling these securities at an advantageous price. This risk includes the risk that legal or contractual restrictions on the resale of a security may affect The Fairholme Fund’s ability to sell the security when deemed appropriate or necessary by the Manager. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk, and, in certain circumstances, illiquid investments risk may be greater for a particular security as a result of, among other things, changes in the markets relating to that security, increased selling of the security by market participants or increases in the size of the holding relative to other fund holdings or to the issuer’s total issuance. Over recent years illiquid investments risk has increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline. In addition, liquid investments may become more difficult to trade or dispose of after purchase by a fund, particularly during periods of market turmoil or volatility. Investments that are difficult to trade or dispose of may, particularly in changing markets, be harder to value. This risk also includes the risk that trading on an exchange may be halted because of market conditions.
Asset Allocation Risk.
The Fairholme Fund’s investments are subject to the risk that the allocation of investments in equity and fixed-income securities may have a more significant effect on The Fairholme Fund’s NAV when one of these asset classes is performing more poorly than the other.
High Yield Security Risk.
Investments in fixed-income securities that are rated below investment grade by one or more NRSROs or that are unrated and are deemed to be of similar quality may be subject to greater risk of loss of principal and interest than investments in higher-rated fixed-income securities. High yield securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of high yield securities to pay interest and repay principal is more likely to weaken than that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, high yield securities may be more susceptible to real or perceived adverse economic conditions than higher-rated securities. The market for high yield securities may be less liquid than the market for higher-rated securities. This can adversely affect The Fairholme Fund’s ability to buy or sell optimal quantities of high yield securities at desired prices.
Inflation Risk.
This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of The Fairholme Fund’s assets can decline as can the value of The Fairholme Fund’s distributions. This risk increases as a fund invests a greater portion of its assets in fixed-income securities with longer maturities.
Foreign Securities Risk.
Investments in foreign securities may be subject to greater political, economic, environmental, credit and information risks. The Fairholme Fund’s investments in foreign securities are subject to foreign currency fluctuations. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.
Currency Risk.
The Fairholme Fund is subject to currency risk because fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of The Fairholme Fund’s investments in foreign securities.
Commercial Paper Risk.
The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entity and tends to fall when interest rates rise and increase when interest rates fall. Maturing commercial paper issuances are usually repaid by the issuer from the proceeds of new commercial paper issuances. Consequently, investments in commercial paper are subject to the risk the issuer cannot issue enough new commercial paper or utilize other sources of cash to satisfy its outstanding commercial paper, which is also known as rollover risk.
Political, Economic and Regulatory Risk.
Changes in economic and tax policies, interest rates, high inflation rates, government instability, war or other political or economic actions or factors may have an adverse effect on The Fairholme

Fund’s investments. Governmental and regulatory actions, including tax law changes, may have unexpected or adverse consequences on particular markets, strategies, or investments, including the liquidity of investments. These actions and other developments may impact The Fairholme Fund’s ability to invest or remain invested in certain securities and other assets. Legislation or regulation may also change the way in which The Fairholme Fund itself is regulated. The Manager cannot predict the effects of any new governmental regulation that may be implemented on the ability of The Fairholme Fund to invest in certain assets, or affect the Manager’s ability to access financial markets, and there can be no assurance that any new governmental regulation will not adversely affect The Fairholme Fund’s ability to achieve its investment objective.
Further discussion about other risks of investing in The Fairholme Fund may be found in the SAI.
THE INCOME FUND
Investment Objective and Investment Strategies
The Income Fund seeks current income. The Income Fund’s investment objective is non-fundamental
and may be changed without shareholder approval.
The Manager attempts, under normal circumstances, to achieve The Income Fund’s investment objective by investing in a focused portfolio of cash distributing securities. To maintain maximum flexibility, the securities in which The Income Fund may invest include corporate bonds and other corporate debt securities of issuers in the U.S. and foreign countries, bank debt (including bank loans and participations), government and agency debt securities of the U.S. and foreign countries (including U.S. Treasury bills), convertible bonds and other convertible securities, and equity securities, including preferred and common stock and interests in REITs. The Income Fund’s securities may be rated by one or more NRSROs, such as Moody’s or S&P, or may be unrated. The Manager may invest in securities for The Income Fund regardless of the maturity or the rating of the issuer of the security. The Income Fund may invest without limit in lower-rated securities (or “junk bonds”). Lower-rated securities are those rated below “Baa” by Moody’s or below “BBB” by S&P or that have comparable ratings from other NRSROs or, if unrated, are determined to be comparable to lower-rated debt securities by the Manager. Additional information about the bond ratings of the NRSROs can be found in
 Appendix A
. The Income Fund may also invest in rights or warrants, which entitle the holder to buy equity securities at a specific price for a specific period of time.
The proportion of The Income Fund’s assets invested in various securities will be modified, from time to time, in accordance with the Manager’s overall assessment of the investment prospects for issuers, the relative yields of securities in various market sectors, the economy, and other factors. In making investment decisions for The Income Fund, the Manager will consider many factors, including cash distribution yields, quality and liquidity.
The average maturity of The Income Fund’s portfolio at any time will also depend on the Manager’s overall assessment of the investment prospects for issuers, the relative yields of securities in various market sectors, the economy, and other factors. The Manager may invest in an array of securities with short, intermediate, and long maturities in varying proportions.
Subject to applicable legal restrictions, The Income Fund may obtain a controlling or other substantial position in a public or private company, although it is not the intention of The Income Fund or the Manager to unilaterally control any issuer.
Although The Income Fund normally holds a focused portfolio of securities, The Income Fund is not required to be fully invested in such securities and maintains from time to time a significant portion of its total assets in cash and securities generally considered to be cash equivalents, including U.S. Government securities, money market funds, commercial paper, repurchase agreements, and other high quality money market instruments. Commercial paper may be rated by one or more NRSROs, such as Moody’s or S&P, or may be unrated. The Manager may invest in commercial paper without regard to the rating. Information about the commercial paper ratings of the NRSROs can be found in
Appendix A
.
From time to time, cash and cash reserves may also include foreign securities, short-term obligations of foreign governments or other high quality foreign money market instruments. The Income Fund believes that a certain amount of liquidity in its portfolio is desirable both to meet operating requirements and to take advantage of new investment opportunities. Under adverse market conditions or when The Income Fund is unable to find sufficient investments meeting its criteria, cash and cash reserves may comprise a significant percentage of The Income Fund’s total assets, a situation which may exist for extended periods of time.
The Income Fund may also use other investment strategies and may invest its assets in other types of investments, which are described in the SAI.
Risks of Investing in The Income Fund
General/Market Risks.
All investments are subject to inherent risks, and investments in The Income Fund are no exception. The market values of securities or other investments that The Income Fund holds may fall, sometimes rapidly or unpredictably, or fail to rise for various reasons including changes or potential or perceived changes in U.S. or foreign economies, financial markets, interest rates, the liquidity of investments and other factors including terrorism, war, natural disasters and public health events and crises, including disease/virus outbreaks and epidemics. The resulting short-term and long-term effects and consequences of such events and factors on global and local economies and specific countries, regions, businesses, industries, and companies cannot necessarily be foreseen or predicted. From time to time, certain market segments (such as equity or fixed income), investment styles (such as growth or value), or other investment categories, may fall out of favor which may impair the value of an investment in The Income Fund. An investment in The Income Fund could lose money over short or long periods. When you sell your shares, they may be worth less than what you paid for them because the value of The Income Fund’s investments will fluctuate, reflecting day-to-day
changes in market conditions, interest rates, and numerous other factors.
Focused Portfolio and
Non-Diversification
Risks.
The Income Fund attempts to invest in a limited number of securities. Accordingly, The Income Fund may have more volatility and is considered to have more risk than a fund that invests in a greater number of securities because changes in the value of a single security may have a more significant effect, either negative or positive, on The Income Fund’s NAV. To the extent that The Income Fund invests its assets in fewer securities, The Income Fund is subject to greater risk of loss if any of those securities becomes impaired.
The Income Fund is considered to be
“non-diversified”
under the 1940 Act, which means that The Income Fund can invest a greater percentage of its assets in the securities of fewer issuers than a diversified fund. The Income Fund may also have a greater percentage of its assets invested in particular industries than a diversified fund, exposing The Income Fund to the risk of unanticipated industry conditions as well as risks particular to a single company or the securities of a single company. Additionally, the NAV of a non-diversified
fund generally is more volatile, and a shareholder may have a greater risk of loss if the shareholder redeems his or her shares during a period of high volatility. Lack of broad diversification also may cause The Income Fund to be more susceptible to economic, political, regulatory, liquidity or other events than a diversified fund.
High Yield Security Risk.
Investments in fixed-income securities that are rated below investment grade by one or more NRSROs or that are unrated and are deemed to be of similar quality may be subject to greater risk of loss of principal and interest than investments in higher-rated fixed-income securities. High yield securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of high yield securities to pay interest and repay principal is more likely to weaken than that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, high yield securities may be more susceptible to real or perceived adverse economic conditions than higher-rated securities. The market for high yield securities may be less liquid than the market for higher-rated securities. This can adversely affect The Income Fund’s ability to buy or sell optimal quantities of high yield securities at desired prices.
Cash Position Risk.
To the extent that The Income Fund holds large positions in cash or cash equivalents, it may lose opportunities to participate in market appreciation, which may result in lower returns than if The Income Fund were fully invested in the market. In addition, cash and cash equivalents may negatively affect the Fund’s performance and ability to achieve its investment objective.
Credit Risk.
The Income Fund’s investments are subject to credit risk. An issuer’s credit quality depends on its ability to pay interest on and repay its debt and other obligations. Defaulted securities (or those expected to default) are subject to additional risks in that the securities may become subject to a plan or reorganization that can diminish or eliminate their value. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security. Changes in economic, tax and regulatory policies, interest rates, inflation rates and government instability, war or other political or economic actions or factors may have an adverse effect on the investments of The Income Fund. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. The Manager does not rely solely on third party credit ratings to select The Income Fund’s portfolio securities.
Interest Rate Risk.
Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations, but increasing interest rates may have an adverse effect on the value of The Income Fund’s investment portfolio as a whole, as investors and markets adjust expected returns relative to such increasing rates. An economic downturn or period of rising interest rates could have a negative impact on the market for fixed-income securities and reduce The Income Fund’s ability to sell them, which, in turn, could negatively impact the performance of The Income Fund. Potential future changes in government monetary policy may affect interest rate levels. Very low or negative interest rates would likely magnify the risks associated with changes in interest rates. During periods of very low or negative rates, The Income Fund’s returns would likely be adversely affected.
Equity Risk.
The Income Fund is subject to the risk that stock and other equity security prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of The Income Fund’s equity securities may fluctuate significantly from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility.
Industry/Sector Risk.
To the extent The Income Fund invests or maintains a significant portion of its assets in one or more issuers in a particular industry or industry sector, The Income Fund will be subject to a greater degree to the risks particular to that industry or industry sector. Market or economic factors affecting issuers in that industry, group of related industries or sector could have a major effect on the value of The Income Fund’s investments and NAV. The Income Fund has invested in the securities of issuers in the oil and gas sectors, which include storage, transportation and exploration services. These investments expose The Income Fund to the risks of the oil and gas sectors generally, and of those issuers, including changes in regulations; fluctuations in commodity prices and interest rates; changes in supply and demand for energy products; depletion of resources; development of alternative energy sources; extreme weather conditions and natural disasters; and terrorist attacks.
Publicly Traded Partnership Risk.
The Income Fund invests in publicly traded partnerships (“PTPs”), which are limited partnerships the interests in which (called “units”) are traded on public exchanges. PTPs are subject to the risks associated with their underlying assets or operating companies, which typically include assets or companies in the oil and gas sectors. PTPs are also subject to tax risk, as PTPs typically receive pass-through tax treatment and would be adversely affected if they were to loss such status. Other risks of investments in PTPs may include, among others, potential lack of liquidity of PTP units, interest rate risk, limitations on the unitholder’s voting and distribution rights, potential conflicts of interest between a PTP and its general partner, and the possibility of the PTP’s general partner requiring unitholders to sell their units at an undesirable price or time.
Small- to Medium-Capitalization Risk.
The Income Fund has the ability to invest in securities of companies with small to medium market capitalizations. Such companies may be engaged in business within a narrow geographic region, be less well known to the investment community, and have more volatile share prices. Also, companies with smaller market capitalizations often lack management depth and have narrower market penetrations, less diverse product lines, and fewer resources than larger companies. Moreover, the securities of such companies often have less market liquidity and, as a result, their stock prices often react more strongly to changes in the marketplace.
Prepayment Risk.
The Income Fund’s investments may be subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a security can be difficult to predict and result in greater volatility.
Inflation Risk.
This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of The Income Fund’s assets can decline as can the value of The Income Fund’s distributions. This risk increases as The Income Fund invests a greater portion of its assets in fixed-income securities with longer maturities.
Commercial Paper Risk.
The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entity and tends to fall when interest rates rise and increase when interest rates fall. Maturing commercial paper issuances are usually repaid by the issuer from the proceeds of new commercial paper issuances. Consequently, investments in commercial paper are subject to the risk the issuer cannot issue enough new commercial paper or utilize other sources of cash to satisfy its outstanding commercial paper, which is also known as rollover risk.
Illiquid Investments Risk.
This is the risk that the market for a security or other investment cannot accommodate an order to buy or sell the security or other investment in the desired timeframe, possibly preventing The Income Fund from selling these securities at an advantageous price. This risk includes the risk that legal or contractual restrictions on the resale of a security may affect The Income Fund’s ability to sell the security when deemed appropriate or necessary by the Manager. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk. Over recent years illiquid investments risk has increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline, and, in certain circumstances, illiquid investments risk may be greater for a particular security as a result of, among other things, changes in the markets relating to that security, increased selling of the security by market participants or increases in the size of the holding relative to other fund holdings or to the issuer’s total issuance. In addition, liquid investments may become more difficult to trade or dispose of after purchase by a fund, particularly during periods of market turmoil or volatility. Investments that are difficult to trade or dispose of may, particularly in changing markets, be harder to value. Market turbulence and volatility in the U.S. and
non-U.S.
financial markets may increase the risks associated with an investment in The Income Fund. This risk also includes the risk that trading on an exchange may be halted because of market conditions.

Control and Substantial Positions Risk.
The Income Fund may invest in the securities of a company for the purpose of affecting the management or control of the company or may have or acquire a substantial position in the securities of a company, subject to applicable legal restrictions with respect to the investment. Such an investment imposes additional risks for The Income Fund other than a possible decline in the value of the investment. The Income Fund, individually or together with other accounts managed by the Manager, may obtain a controlling or other substantial position in a Portfolio Company. Should The Income Fund and other accounts managed by the Manager obtain such a position in a Portfolio Company, The Income Fund and the Manager may be required to make filings with the SEC concerning holdings in the Portfolio Company. The application of statutory, regulatory and other requirements to The Income Fund, or to the Manager and its affiliates, could restrict activities contemplated by The Income Fund, or by the Manager and its affiliates, with respect to a Portfolio Company or limit the time and the manner in which The Income Fund is able to dispose of its holdings or hedge such holdings. The Income Fund, or the Manager and its affiliates, may be required to obtain relief from the SEC or its staff prior to engaging in certain activities with respect to a Portfolio Company that could be deemed a joint arrangement under the 1940 Act. The foregoing restrictions and limitations may also apply when a Director serves as a director of a Portfolio Company.
The Income Fund may incur substantial expenses and costs when taking control or other substantial positions in a company, including paying market prices for securities whose value The Income Fund is required to discount when computing the NAV of The Income Fund’s shares, and there is no guarantee that such expenses and costs can be recouped. In addition, The Income Fund’s investments could be frozen in minority positions and The Income Fund could incur substantial losses.
The Income Fund could be exposed to various legal claims by governmental entities, or by a Portfolio Company, its security holders and its creditors, arising from, among other things, the Fund’s status as an insider or control person of a Portfolio Company or from the Manager’s designation of directors to serve on the board of directors of a Portfolio Company. Such legal claims may include claims that The Income Fund or the Manager (as a controlling person) is liable for securities laws violations by the Portfolio Company or environmental damage or product defects caused by the Portfolio Company or failure to supervise the Portfolio Company. Such legal claims may also include claims that The Income Fund, as a control person or significant shareholder of the Portfolio Company, has a fiduciary responsibility to other shareholders in connection with The Income Fund’s voting or investment decisions with respect to its holdings of the Portfolio Company’s shares. In addition, potential conflicts of interest may arise when a Director serves on the board of directors of a Portfolio Company and when the Director receives compensation or other benefits for that service from the Portfolio Company. The Board may consider actions that are necessary to address any such conflict, including requiring the Director to recuse himself from voting on any matter to which the conflict relates.
Notwithstanding the foregoing, neither The Income Fund nor the Manager intends to have unilateral control of any Portfolio Company, and may be unable to control the timing or occurrence of an exit strategy for any Portfolio Company.
Foreign Securities Risk.
Investments in foreign securities may be subject to greater political, economic, environmental, credit and information risks. The Income Fund’s investments in foreign securities may be subject to foreign currency fluctuations. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.
Currency Risk.
The Income Fund is subject to currency risk because fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of The Income Fund’s investments in foreign securities.
Political, Economic and Regulatory Risk.
Changes in economic and tax policies, interest rates, inflation rates and government instability, war or other political or economic actions or factors may have an adverse effect on The Income Fund’s investments. Governmental and regulatory actions, including tax law changes, may have unexpected or adverse consequences on particular markets, strategies, or investments, including the liquidity of investments. These actions and other developments may impact The Income Fund’s ability to invest or remain invested in certain securities and other assets. Legislation or regulation may also change the way in which The Income Fund itself is regulated. The Manager cannot predict the effects of any new governmental regulation that may be implemented on the ability of The Income Fund to invest in certain assets, or affect the Manager’s ability to access financial markets, and there can be no assurance that any new governmental regulation will not adversely affect The Income Fund’s ability to achieve its investment objective.
Further discussion about other risks of investing in The Income Fund may be found in the SAI.
THE ALLOCATION FUND
Investment Objective and Investment Strategies
The Allocation Fund seeks long-term total return. The Allocation Fund’s investment objective is non-fundamental
and may be changed without shareholder approval.
The Allocation Fund seeks long-term total return from capital appreciation and income. The Manager attempts, under normal circumstances, to achieve The Allocation Fund’s investment objective by investing opportunistically in a focused portfolio of investments in the equity, fixed-income and cash, and cash-equivalent asset classes. The proportion of The Allocation Fund’s portfolio invested in each asset class will vary from time to time based on the Manager’s assessment of relative fundamental values of securities and other investments in the asset class, the attractiveness of investment opportunities within each asset class, general market and economic conditions, and expected future returns of other investment opportunities. The Allocation Fund may invest in any, all or none of these asset classes at any given time. There is no limitation on the amount of The Allocation Fund’s portfolio that may be allocated to any one of these asset classes. The Allocation Fund may, for example, invest up to 100% of its portfolio in any one of these asset classes at any point in time.
The Allocation Fund seeks to capitalize on anticipated fluctuations in the financial markets by changing the mix of The Allocation Fund’s holdings in the targeted asset classes. The investment process involves an evaluation of the financial markets corresponding to the targeted asset classes and the future opportunities for growth of those markets and an evaluation of the securities and other investments within each target asset class and the future opportunities for appreciation (through growth and income) of those securities and investments.
The Allocation Fund may invest in securities and other investments without regard to the jurisdictions in which the issuers of the securities are organized or situated and without regard to the market capitalizations or sectors of the issuers. The Allocation Fund may also invest in securities without regard to maturity or the rating of the issuer of the security.
The equity securities in which The Allocation Fund may invest include common and preferred stock (including convertible preferred stock) of issuers in the U.S. and foreign countries, partnership interests, business trust shares, interests in REITs, rights and warrants to subscribe for the purchase of equity securities, and depository receipts. The fixed-income securities in which The Allocation Fund may invest include corporate debt securities of issuers in the U.S. and foreign countries, bank debt (including bank loans and participations), government and agency debt securities of the U.S. and foreign countries (including U.S. Treasury bills), convertible bonds, and other convertible securities, including preferred and common stock and interests in REITs. These fixed-income securities may be rated by NRSROs, such as Moody’s or S&P, or may be unrated. The Allocation Fund may invest without limit in lower rated securities (or “junk bonds”), which are those securities rated below “Baa” by Moody’s or below “BBB” by S&P or that have comparable ratings from other NRSROs or, if unrated, are determined to be comparable to lower-rated debt securities by the Manager. Additional information about the bond ratings of the NRSROs can be found in
Appendix A
.
The cash and cash-equivalent securities in which The Allocation Fund invests include U.S. Government securities, money market funds, commercial paper, repurchase agreements, and other high quality money market instruments. The Allocation Fund may maintain a significant portion of its assets in cash and cash-equivalent securities and investments, a situation which may exist for extended periods of time. Commercial paper may be rated by one or more NRSROs, such as Moody’s or S&P, or may be unrated. The Manager may invest in commercial paper without regard to the rating. Information about the commercial paper ratings of the NRSROs can be found in
Appendix A
.
Subject to applicable legal restrictions, The Allocation Fund may obtain a controlling or other substantial position in a public or private company, including, in some cases, for the purpose of affecting the management or control of the issuer or may have or acquire a substantial position in the securities of an issuer, although it is not the intention of The Allocation Fund or the Manager to unilaterally control any issuer.
The Allocation Fund may also use other investment strategies and may invest its assets in other types of investments, which are described in the SAI.
Risks of Investing in The Allocation Fund
General/Market Risks.
All investments are subject to inherent risks, and investments in The Allocation Fund are no exception. The market values of securities or other investments that The Allocation Fund holds may fall, sometimes rapidly or unpredictably, or fail to rise for various reasons including changes or potential or perceived changes in U.S. or foreign economies, financial markets, interest rates, the liquidity of investments and other factors including terrorism, war, natural disasters and public health events and crises, including disease/virus outbreaks and epidemics. The resulting short-term and long-term effects and consequences of such events and factors on global and local economies and specific countries, regions, businesses, industries, and companies cannot necessarily be foreseen or predicted. From time to time, certain market segments (such as equity or fixed income), investment styles (such as growth or value), or other investment categories, may fall out of favor which may impair the value of an investment in The Allocation Fund. An investment in The Allocation Fund could lose money over short or long periods. When you sell your shares, they may be worth less than what you paid for them because the value of The Allocation Fund’s investments will fluctuate, reflecting day-to-day
changes in market conditions, interest rates, and numerous other factors.
Allocation Risk.
The allocation of investments among the different investment styles, such as equity or debt securities, may have a more significant effect on The Allocation Fund’s NAV when one of these investment strategies is performing more poorly than others.

Equity Risk.
The Allocation Fund is subject to the risk that stock and other equity security prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of The Allocation Fund’s equity securities may fluctuate significantly from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility.
Focused Portfolio and
Non-Diversification
Risks.
The Allocation Fund attempts to invest in a limited number of securities. Accordingly, The Allocation Fund may have more volatility and is considered to have more risk than a fund that invests in a greater number of securities because changes in the value of a single security may have a more significant effect, either negative or positive, on The Allocation Fund’s NAV. To the extent that The Allocation Fund invests its assets in fewer securities, The Allocation Fund is subject to greater risk of loss if any of those securities becomes impaired.
The Allocation Fund is considered to be
“non-diversified”
under the 1940 Act, which means that The Allocation Fund can invest a greater percentage of its assets in the securities of fewer issuers than a diversified fund. The Allocation Fund may also have a greater percentage of its assets invested in particular industries than a diversified fund, exposing The Allocation Fund to the risk of unanticipated industry conditions as well as risks particular to a single company or the securities of a single company. Additionally, the NAV of a non-diversified
fund generally is more volatile, and a shareholder may have a greater risk of loss if the shareholder redeems his or her shares during a period of high volatility. Lack of broad diversification also may cause The Allocation Fund to be more susceptible to economic, political, regulatory, liquidity or other events than a diversified fund.
Interest Rate Risk.
Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations, but increasing interest rates may have an adverse effect on the value of The Allocation Fund’s investment portfolio as a whole, as investors and markets adjust expected returns relative to such increasing rates. An economic downturn or period of rising interest rates could have a negative impact on the market for fixed-income securities and reduce The Allocation Fund’s ability to sell them, which, in turn, could negatively impact the performance of The Allocation Fund. Potential future changes in government monetary policy may affect interest rate levels. Very low or negative interest rates would likely magnify the risks associated with changes in interest rates. During periods of very low or negative rates, The Allocation Fund’s returns would likely be adversely affected.
Cash Position Risk.
To the extent that The Allocation Fund holds large positions in cash or cash equivalents, it may lose opportunities to participate in market appreciation, which may result in lower returns than if The Allocation Fund were fully invested in the market. In addition, cash and cash equivalents may negatively affect the Fund’s performance and ability to achieve its investment objective.
Control and Substantial Positions Risk.
The Allocation Fund may invest in the securities of a company for the purpose of affecting the management or control of the company or may have or acquire a substantial position in the securities of a company, subject to applicable legal restrictions with respect to the investment. Such an investment imposes additional risks for The Allocation Fund other than a possible decline in the value of the investment. The Allocation Fund, individually or together with other accounts managed by the Manager, may obtain a controlling or other substantial position in a Portfolio Company. Should The Allocation Fund and other accounts managed by the Manager obtain such a position in a Portfolio Company, The Allocation Fund and the Manager may be required to make filings with the SEC concerning holdings in the Portfolio Company. The application of statutory, regulatory and other requirements to The Allocation Fund, or to the Manager and its affiliates, could restrict activities contemplated by The Allocation Fund, or by the Manager and its affiliates, with respect to a Portfolio Company or limit the time and the manner in which The Allocation Fund is able to dispose of its holdings or hedge such holdings. The Allocation Fund, or the Manager and its affiliates, may be required to obtain relief from the SEC or its staff prior to engaging in certain activities with respect to a Portfolio Company that could be deemed a joint arrangement under the 1940 Act. The foregoing restrictions and limitations may also apply when a Director serves as a director of a Portfolio Company.
The Allocation Fund may incur substantial expenses and costs when taking control or other substantial positions in a company, including paying market prices for securities whose value The Allocation Fund is required to discount when computing the NAV of The Allocation Fund’s shares, and there is no guarantee that such expenses and costs can be recouped. In addition, The Allocation Fund’s investments could be frozen in minority positions and The Allocation Fund could incur substantial losses.
The Allocation Fund could be exposed to various legal claims by governmental entities, or by a Portfolio Company, its security holders and its creditors, arising from, among other things, The Allocation Fund’s status as an insider or control person of a Portfolio Company or from the Manager’s designation of directors to serve on the board of directors of a Portfolio Company. Such legal claims may include claims that The Allocation Fund or the Manager (as a controlling person) is liable for securities laws violations by the Portfolio Company or environmental damage or product defects caused by the Portfolio Company or failure to supervise the Portfolio Company. Such legal claims may also include claims that The Allocation Fund, as a control person or significant shareholder of the Portfolio Company, has a fiduciary responsibility to other shareholders in connection with The Allocation Fund’s voting or investment decisions with respect to its holdings of the Portfolio Company’s shares. In addition, potential conflicts of interest may arise when a Director serves on the board of directors of a Portfolio Company and when the Director receives compensation or other benefits for that service from the Portfolio Company. The Board may consider actions that are necessary to address any such conflict, including requiring the Director to recuse himself from voting on any matter to which the conflict relates.
Notwithstanding the foregoing, neither The Allocation Fund nor the Manager intends to have unilateral control of any Portfolio Company, and may be unable to control the timing or occurrence of an exit strategy for any Portfolio Company.
Industry/Sector Risk.
To the extent The Allocation Fund invests or maintains a significant portion of its assets in one or more issuers in a particular industry or industry sector, The Allocation Fund will be subject to a greater degree to the risks particular to that industry or industry sector. Market or economic factors affecting issuers in that industry, group of related industries or sector could have a major effect on the value of The Allocation Fund’s investments and NAV. The securities of issuers in the real estate sector and oil and gas sectors, which includes storage, transportation and exploration, comprise a significant portion of The Allocation Fund’s assets. The investment in the real estate sector exposes The Allocation Fund to the risks of the real estate and real estate related sectors generally, and of that issuer, including risks relating to real estate investments and development in Northwest Florida, hospitality, and forestry. (Additional information regarding this issuer is available in its annual report and financial statements.) In this regard, the securities of a single real estate related issuer or a group of real estate issuers may underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the real estate sector. Additionally, the investments in the oil and gas sectors expose The Allocation Fund to the risks of the oil and gas sectors generally, and of those issuers, including changes in regulations; fluctuations in commodity prices and interest rates; changes in supply and demand for energy products; depletion of resources; development of alternative energy sources; extreme weather conditions and natural disasters; and terrorist attacks.
Publicly Traded Partnership Risk.
The Allocation Fund invests in publicly traded partnerships (“PTPs”), which are limited partnerships the interests in which (called “units”) are traded on public exchanges. PTPs are subject to the risks associated with their underlying assets or operating companies, which typically include assets or companies in the oil and gas sectors. PTPs are also subject to tax risk, as PTPs typically receive pass-through tax treatment and would be adversely affected if they were to loss such status. Other risks of investments in PTPs may include, among others, potential lack of liquidity of PTP units, interest rate risk, limitations on the unitholder’s voting and distribution rights, potential conflicts of interest between a PTP and its general partner, and the possibility of the PTP’s general partner requiring unitholders to sell their units at an undesirable price or time.
Credit Risk.
The Allocation Fund’s investments are subject to credit risk. An issuer’s credit quality depends on its ability to pay interest on and repay its debt and other obligations. Defaulted securities (or those expected to default) are subject to additional risks in that the securities may become subject to a plan or reorganization that can diminish or eliminate their value. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security. Market turbulence and volatility in the U.S. and
non-U.S.
financial markets may increase the risks associated with an investment in The Allocation Fund. In addition, changes in economic, tax and regulatory policies, interest rates, inflation rates and government instability, war or other political or economic actions or factors may have an adverse effect on the investments of The Allocation Fund. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. The Manager does not rely solely on third party credit ratings to select The Allocation Fund’s portfolio securities.
Small- to Medium-Capitalization Risk.
The Allocation Fund has the ability to invest in securities of companies with small to medium market capitalizations. Such companies may be engaged in business within a narrow geographic region, be less well known to the investment community, and have more volatile share prices. Also, companies with smaller market capitalizations often lack management depth and have narrower market penetrations, less diverse product lines, and fewer resources than larger companies. Moreover, the securities of such companies often have less market liquidity and, as a result, their stock prices often react more strongly to changes in the marketplace.
Illiquid Investments Risk.
The Allocation Fund’s investments are subject to illiquid investments risk. This is the risk that the market for a security or other investment cannot accommodate an order to buy or sell the security or other investment in the desired timeframe, possibly preventing The Allocation Fund from selling these securities at an advantageous price. This risk includes the risk that legal or contractual restrictions on the resale of a security may affect The Allocation Fund’s ability to sell the security when deemed appropriate or necessary by the Manager. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk. Over recent years illiquid investments risk has increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. In certain circumstances, illiquid investments risk may be greater for a particular security as a result of, among other things, changes in the markets relating to that security, increased selling of the security by market participants or increases in the size of the holding relative to other fund holdings or to the issuer’s total issuance. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline. In addition, liquid investments may become more difficult to trade or dispose of after purchase by a fund, particularly during periods of market turmoil or volatility. Investments that are difficult to trade or dispose of may, particularly in changing markets, be harder to value. Market turbulence and volatility in the U.S. and
non-U.S.
financial markets may increase the risks associated with an investment in The Allocation Fund. This risk also includes the risk that trading on an exchange may be halted because of market conditions.
Foreign Securities Risk.
The Allocation Fund invests in foreign securities, and, from time to time, a significant percentage of The Allocation Fund’s assets may be composed of foreign investments. Such investments involve greater risk in comparison to domestic investments for the following reasons: foreign companies, including foreign service providers used by The Allocation Fund in connection with these investments, may not be subject to the same degree of regulation as U.S. companies, and there may be less publicly available information about foreign issuers than U.S. issuers; foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards; dividends and interest on foreign securities may be subject to foreign withholding taxes, and such taxes may reduce the net return to The Allocation Fund shareholders; and foreign securities are often denominated in a currency other than the U.S. dollar. In connection with investments in foreign securities, there is the possibility of expropriation, confiscation, taxation, currency blockage, transaction processing delays or restrictions, or political or social instability, any of which could negatively affect The Allocation Fund and the value of an investment in The Allocation Fund.
Currency Risk.
The Allocation Fund is subject to currency risk because fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of The Allocation Fund’s investments in foreign securities.
High Yield Security Risk.
Investments in fixed-income securities that are rated below investment grade by one or more NRSROs or that are unrated and are deemed to be of similar quality may be subject to greater risk of loss of principal and interest than investments in higher-rated fixed-income securities. High yield securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of high yield securities to pay interest and repay principal is more likely to weaken than that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, high yield securities may be more susceptible to real or perceived adverse economic conditions than higher-rated securities. The market for high yield securities may be less liquid than the market for higher-rated securities. This can adversely affect The Allocation Fund’s ability to buy or sell optimal quantities of high yield securities at desired prices.
Commercial Paper Risk.
The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entity and tends to fall when interest rates rise and increase when interest rates fall. Maturing commercial paper issuances are usually repaid by the issuer from the proceeds of new commercial paper issuances. Consequently, investments in commercial paper are subject to the risk the issuer cannot issue enough new commercial paper or utilize other sources of cash to satisfy its outstanding commercial paper, which is also known as rollover risk.
Political, Economic and Regulatory Risk.
Changes in economic and tax policies, interest rates, inflation rates and government instability, war or other political or economic actions or factors may have an adverse effect on The Allocation Fund’s investments. Governmental and regulatory actions, including tax law changes, may have unexpected or adverse consequences on particular markets, strategies, or investments, including the liquidity of investments. These actions and other developments may also impact The Allocation Fund’s ability to invest or remain invested in certain securities and other assets. Legislation or regulation may also change the way in which The Allocation Fund itself is regulated. The Manager cannot predict the effects of any new governmental regulation that may be implemented on the ability of The Allocation Fund to invest in certain assets, or affect the Manager’s ability to access financial markets, and there can be no assurance that any new governmental regulation will not adversely affect The Allocation Fund’s ability to achieve its investment objective.
Further discussion about other risks of investing in The Allocation Fund may be found in the SAI.
INVESTMENT MANAGEMENT
The Manager is located at 2601 NE 2
nd
Avenue, Miami, FL 33137. The Manager is a Delaware limited liability company and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. As of February 28, 2021, the Manager reported assets under management of approximately $2.24 billion.
The Manager’s principal business is to provide financial management and advisory services to individuals, corporations, partnerships, pooled investment vehicles and other entities throughout the world. Under a separate investment management agreement with the Company, on behalf of each Fund (“Investment Management Agreement”), the Manager manages each Fund’s investment portfolio and manages, or arranges to manage, all other business affairs of each Fund.

Pursuant to each Fund’s Investment Management Agreement, the Manager is eligible to be paid by the Fund a management fee at the annual rate of 1.00% of the daily average net assets of the Fund for the Manager’s provision of investment advisory and operating services to the Fund. Effective January 1, 2018, the Manager has agreed to waive, on a voluntary basis, a portion of the management fee of The Fairholme Fund, The Income Fund and The Allocation Fund to the extent necessary to limit the management fee paid to the Manager by The Fairholme Fund, The Income Fund and The Allocation Fund, respectively, to an annual rate of 0.80% of that Fund’s daily average NAV. This Undertaking may be terminated by the Manager upon 60 days’ written notice to the applicable Fund.
Under each Investment Management Agreement, the Manager is responsible for paying the Fund’s expenses for the following services: transfer agency, fund accounting, fund administration, custody, legal, audit, compliance, directors’ fees, call center, fulfillment, travel, insurance, rent, printing, postage and other office supplies. The Manager is not responsible for paying for the following costs and expenses of the Fund: commissions, brokerage fees, issue and transfer taxes, and other costs chargeable to the Fund in connection with securities transactions or in connection with securities owned by the Fund, taxes, interest, acquired fund fees and related expenses, expenses in connection with litigation by or against the Fund, and any other extraordinary expenses. Acquired fund fees are those expenses that are incurred indirectly by a Fund as a result of its investment in shares of one or more investment companies, which may include money market funds.
A discussion of the factors that the Board considered in approving each Fund’s Investment Management Agreement is included in the Funds’ annual report to shareholders for the fiscal year ended November 30, 2020. The Funds’ annual and semi-annual reports to shareholders also contain information concerning the portfolio holdings of the Funds, including identifying for each such holding its percentage of the Fund’s net assets as of the date of the report.
The Funds’ Portfolio Manager
Bruce R. Berkowitz is responsible for the
day-to-day
management of each Fund’s portfolio. Mr. Berkowitz is the President and a Director of the Company. Mr. Berkowitz has been Chief Investment Officer of the Manager since its inception in 1997. Mr. Berkowitz also serves as a Director and Chairman of the Board of Directors of The St. Joe Company, which is listed on the New York Stock Exchange (“NYSE”). Mr. Berkowitz has over 30 years of investment management experience.
The Company does not directly compensate any personnel of the Manager, including the portfolio manager. The SAI provides additional information about the compensation of the portfolio manager, as well as (i) other accounts managed by the portfolio manager, and (ii) ownership of each Fund’s securities by the portfolio manager.
Conflicts of Interest
In addition to acting as the investment adviser of each Fund, the Manager serves as the investment adviser for pooled investment vehicles and individual, corporate, and retirement accounts for U.S. and
non-U.S.
clients. It is the policy of the Manager to treat all clients fairly and equitably, and the Manager has adopted policies and procedures that are reasonably designed to ensure that no particular client is disadvantaged by the activities for other clients. There are, however, inherent conflicts of interest that may, from time to time, affect each Fund.
The Manager has adopted policies and procedures that are intended to address conflicts of interest relating to the allocation of investment opportunities. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, minimizing the potential for conflicts of interest relating to the allocation of investment opportunities. Investment opportunities may, however, be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance, and investment restrictions or for other reasons. In addition, as a consequence of size, investment powers, and founding documents, other accounts managed or advised by the Manager may pursue strategies not available to a Fund and may invest in securities in which a Fund does not participate. In some circumstances, a Fund may pursue strategies or purchase investments that are not pursued by or purchased for other accounts managed by the Manager. As a result of pursuing different strategies and objectives, the performance of other accounts may differ materially from the performance of a Fund.
The Manager and the Company have adopted Codes of Ethics that are designed to detect and prevent conflicts of interest when personnel of the Manager own, buy or sell securities that may be owned by, or bought or sold for, clients of the Manager. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client.
Mr. Berkowitz serves as a Director and Chairman of the Board of Directors of The St. Joe Company, securities of which are held by The Fairholme Fund and The Allocation Fund; and such service raises potential conflicts of interest for this individual, as he is a fiduciary of both the Company and The St. Joe Company, and subjects each such Fund to the risks, limitations and restrictions described under “Control and Substantial Positions Risk”.

Legal Proceedings
On April 17, 2019, Sears Holdings Corporation, Sears Roebuck and Co., Sears Development Co., Kmart Corporation and Kmart of Washington LLC commenced an adversary proceeding in the United States Bankruptcy Court for the Southern District of New York against Edward Scott “Eddie” Lampert; ESL Investments, Inc.; RBS Partners LP; CRK Partners LLC; SPE Master I L.P.; ESL Partners L.P.; SPE I Partners L.P.; RBS Investment Management LLC; ESL Institutional Partners L.P.; ESL Investors, L.L.C.; JPP LLC; JPP II LLC; Fairholme Capital Management, L.L.C.; Cesar L. Alvarez; Bruce Berkowitz; Alesia Haas; Kunal Kamlani; Steven Mnuchin; Thomas J. Tisch; Seritage Growth Properties, Inc.; Seritage Growth Properties, L.P.; Seritage KMT Mezzanine Finance LLC; Seritage SRC Mezzanine Finance LLC; Seritage KMT Finance LLC; Seritage SRC Finance LLC; Seritage GS Holdings LLC; Seritage SPS Holdings LLC; and Seritage MS Holdings LLC (the “First Action”). On November 25, 2019, the plaintiffs filed an amended complaint, adding the Company and other parties not affiliated with the Manager or the Company as additional defendants and asserting new causes of action against the defendants.
Plaintiffs assert avoidance and other claims against certain defendants, including the Manager, for participation in two Sears corporate transactions: (i) the Lands’ End spinoff; and (ii) the Seritage rights offering. The avoidance claims against the Manager include claims for the avoidance of consideration received by The Fairholme Fund and The Allocation Fund from Sears Holdings Corp. in connection with the Lands’ End spinoff and Seritage rights offering that were allegedly actual and/or constructive fraudulent transfers. In the amended complaint, plaintiffs also assert avoidance and other claims seeking to recover amounts allegedly received by the Company from alleged related-party transactions with Sears and seek to avoid the release received by certain of the defendants, including the Manager and the Company, in connection with the Seritage derivative action. Plaintiffs also assert claims for breach of fiduciary duty and aiding and abetting breach of fiduciary duty arising out of certain related-party transactions against certain defendants, including the Manager and Bruce Berkowitz, and seek to subordinate the bankruptcy claims of the Company, the Manager and Bruce Berkowitz.
On February 21, 2020, the Company moved to dismiss all of the claims against it, and all other defendants, including the Manager and Bruce Berkowitz, moved to dismiss all or parts of the complaint against them. The Court held extensive oral argument on the motions to dismiss, which are currently pending before the Court.
On October 15, 2020, Sears Holdings Corp., Sears, Roebuck and Co., and The Official Committee of Unsecured Creditors of Sears Holdings Corporation, et al commenced a second adversary proceeding in the United States Bankruptcy Court for the Southern District of New York against certain former shareholders of Sears Holdings Corporation that were not named in the First Action (the “Second Action”). In the Second Action, the plaintiffs assert claims for the avoidance of alleged consideration received in connection with the Lands’ End spinoff and the Seritage rights offering. Certain defendants in the Second Action have moved to dismiss all claims against them, and the motions to dismiss are currently pending before the Court. On March 15, 2021, the Court consolidated the Second Action into the First Action.
Although the Manager and the Company believe that they have strong defenses to the foregoing complaint and intend to defend themselves vigorously against the allegations in the complaint, neither the Manager nor the Company is in a position to express an opinion about the ultimate outcome of the litigation or the range of potential loss, if any.
HOW TO BUY SHARES OF THE FUNDS
Determining Share Prices
Shares of each Fund are offered at such Fund’s per share NAV. A Fund’s per share NAV is calculated by (1) adding the value of the Fund’s investments, cash, and other assets, (2) subtracting the Fund’s liabilities, and then (3) dividing the result by the number of shares outstanding for the Fund. Each Fund’s per share NAV is computed on days on which the NYSE is open for business and is based on market prices or fair value of the Fund’s portfolio securities as of the close of regular trading hours on the NYSE (currently 4:00 p.m., Eastern Time). A Fund’s NAV is calculated as soon as practicable following the close of regular trading on the NYSE. In the event that the NYSE closes early, a Fund’s NAV will be determined based on the prices of such Fund’s portfolio securities at the time the NYSE closes.
Each Fund values its securities and other assets at their current market value determined on the basis of market quotations or, if market quotations are not readily available, or are considered unreliable by the Manager, at fair value as determined in good faith by the Manager in accordance with the Company’s valuation policies, procedures and guidelines. Pursuant to these policies, procedures and guidelines, the Board has delegated to a valuation and liquidity risk management committee established by the Manager (the “VLRM Committee”), which is comprised of senior personnel of the Manager, the responsibility for: (i) approving all fair valuation determinations; (ii) approving all valuation methodologies; (iii) monitoring the continuing appropriateness of the valuation methodology used with respect to each asset; (iv) recommending to the Board for its approval independent pricing agents of the type commonly used in the investment company industry to provide current market values and other prices; and (v) administering, on behalf of the Manager, the Company’s liquidity risk management program. All fair valuation determinations made by the Manager, and all valuation methodologies used by the Manager in making such determinations, must be approved by the VLRM Committee and reviewed by the Board at its next regularly scheduled meeting following the VLRM Committee’s approval. The Board receives regular reports describing securities and other assets that were fair valued and the methodologies used to make such valuations.
The Manager may use fair value pricing under circumstances that include when the prices or values available do not represent the fair value of the instrument, the early closing of the exchange on which a security is traded or suspension of trading in the security. In addition, under certain circumstances to discourage potential arbitrage market timing in Fund shares and in accordance with Company’s valuation procedures, the Manager may use fair value pricing for securities traded in
non-U.S.
markets.
To the extent that a Fund holds securities traded in foreign markets that close prior to U.S. markets, significant events, including company-specific developments or broad market moves, may affect the value of foreign securities held by the Fund between the time the foreign market closes and the time the Fund calculates its daily NAV. This is because each Fund calculates its NAV based on closing prices or fair values of the Fund’s portfolio securities as of the close of trading on the NYSE, which gives rise to the possibility that events may have occurred in the interim that would affect the value of these securities. Consequently, a Fund’s NAV may be affected during a period when shareholders are unable to purchase or redeem their shares in the Fund. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with thinly-traded domestic securities, fixed-income securities or other assets held by the Funds.
Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.
Opening and Adding to Your Account
Shareholders eligible to invest in the Funds can do so by mail, wire transfer, and through participating financial service professionals. After you have established your account and made your first purchase, you may also make subsequent purchases by telephone, online at www.fairholmefunds.com or through an automatic investment plan. Any questions you may have can be answered by calling Shareholder Services at
1-866-202-2263.
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.
As requested on the account application (“Application”), you must supply your full name, date of birth, social security number or taxpayer identification number, and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. For certain entities opening an account, such as trusts, estates, corporations, partnerships or other organizations, identifying documentation is required. If you need additional assistance when completing the Application, please call
1-866-202-2263
and a representative from Shareholder Services will help you.
A Fund may accept or reject an account without explanation. If a Fund has questions about your identity or the identity of any entity seeking to open an account, it may disallow transactions for the account until confirming information is received. A Fund reserves the right to close any account within five business days if requested information or documentation is not received, or if an identity is not verified. The investor’s shares may be redeemed at the net asset value next calculated after the decision to close the account is made. A Fund will not be responsible for any losses or damages (including lost investment opportunities) resulting from any restriction placed upon your account or for closing your account. By opening an account, you acknowledge and agree to comply with these procedures, and accept responsibility for any losses or damages resulting from their implementation.
Purchasing Shares by Mail
A shareholder eligible to invest in a Fund may purchase shares by mail by completing the Application, making a check payable to the Fund in which the shareholder wishes to invest, and mailing the completed Application and check to:

U.S. Mail:	Fairholme Funds, Inc.
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9692
Providence, Rhode Island 02940-9692

Overnight:	Fairholme Funds, Inc.
c/o BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, Massachusetts 01581-1722
The Funds and their service providers do not consider the U.S. Postal Service or other independent delivery services to be their agents and take no responsibility for their actions.
A shareholder eligible to invest in a Fund can make subsequent purchases by making a check payable to the Fund in which the shareholder wishes to invest and mailing the check to the above-mentioned address. On the check, be sure to include your name and account number.

Purchasing Shares by Wire Transfer
Before funds can be wired for an initial investment by a shareholder eligible to invest in a Fund, the Fund’s transfer agent, BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”), must have received a completed Application with respect to the investment. You may send an Application to the Transfer Agent by mail or overnight delivery service. If you plan to wire funds on the same day you open your account, a Fund may accept a fax copy of the Application; however, the Transfer Agent will still require the original Application. Upon receipt of your completed Application, the Transfer Agent will establish an account for you and assign an account number.
Prior to sending wire transfers, please contact Shareholder Services at
1-866-202-2263
for specific wiring instructions and to facilitate prompt and accurate credit upon receipt of your wire.
Wired funds must be received prior to the close of regular trading on the NYSE (currently 4:00 p.m., Eastern Time) to be eligible for same day pricing. The Funds and their service providers are not responsible for any consequences of delays resulting from the banking or Federal Reserve wire systems, or from incomplete wiring instructions.
Purchasing Shares Through Financial Service Organizations
Certain financial service organizations, including broker-dealers, investment advisers, and banks (collectively, “Financial Service Organizations”), have made arrangements with the Funds so that an investor may purchase, redeem or exchange Fund shares through such organizations. In certain situations, a Financial Service Organization may designate another financial entity or agent to receive purchase, redemption or exchange orders relating to Fund shares. The Funds will be deemed to have received purchase, redemption or exchange instructions when the Financial Service Organization or its agent receives the instructions, provided that the instructions are in “Proper Form” (as defined in the subsection in this Prospectus entitled “How to Buy Shares of the Funds – Miscellaneous Purchase Information”), and have been transmitted in a timely manner. Orders transmitted through Financial Service Organizations that are received prior to the close of regular trading on the NYSE (currently 4:00 p.m., Eastern Time), will be priced at the relevant Fund’s per share NAV next calculated following the close of regular trading on that day. If you are a client of a Financial Service Organization, such organization may charge a separate transaction fee or a fee for administrative services in connection with investments in Fund shares and may impose different account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Fund. The minimum subsequent investment amounts with respect to each Fund may be waived for subsequent investments made through omnibus account arrangements.
If you are investing through a Financial Service Organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus. (For example, some or all of the services and privileges described may not be available to you.) Financial Service Organizations have the responsibility for transmitting purchase orders and funds, facilitating exchanges of shares of one Fund for shares of another Fund, and crediting the Financial Service Organizations’ customers’ accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus. If for any reason your Financial Service Organization is not able to accommodate your purchase request, please call Shareholder Services at
1-866-202-2263
to find out how you can purchase Fund shares.
At its own expense, the Manager pays certain Financial Service Organizations fees for providing distribution and distribution-related services and/or for performing certain administrative and shareholder servicing functions for the benefit of Fund shareholders. These payments can create an incentive for Financial Service Organizations to recommend the purchase of Fund shares over other investment opportunities. In addition, at its own expense, the Manager pays the distributor of the Funds’ shares a fee in connection with its services.
Purchasing Shares Through Automatic Investment Plan
Shareholders eligible to invest in a Fund can make additional purchases at regular intervals through the Automatic Investment Plan (the “AIP”). The AIP provides a convenient method to have money deducted directly from your checking or savings account for investment in Fund shares. In order to participate in the AIP, your financial institution must be a member of the Automated Clearing House (“ACH”) network; however, the account being debited may not be a mutual fund or “pass through” account. Purchases under the AIP are generally subject to a minimum of $250 per month. Shareholders of The Fairholme Fund who became AIP members prior to September 1, 2008 are subject to a minimum purchase amount of $100 per month. If your bank rejects your payment, the Transfer Agent will charge a fee, currently $25, to your account. To begin participating in the AIP, please complete the AIP section on the Application or call Shareholder Services at
1-866-202-2263.
Any request to change or terminate your AIP should be submitted to the Transfer Agent at least five business days prior to your desired effective date. A Fund may alter, modify, amend or terminate the AIP at any time, and will notify you at least 30 days in advance if it does so.
Purchasing Shares by Telephone
To purchase shares by telephone, a shareholder eligible to invest in a Fund must have an account authorizing such purchases prior to the call. An initial purchase of shares may not be made by telephone. Each telephone purchase of a Fund’s shares must be for a minimum of $1,000 for both regular and IRA accounts purchasing shares of a Fund. Shares of a Fund purchased by telephone will be purchased at that Fund’s per share NAV next determined after the Transfer Agent receives the purchase order. Please call Shareholder Services at
1-866-202-2263
for further details.
You may make telephone purchases if you have an account at a bank that is a member of the ACH network. Most transfers are completed within two business days of your call. To preserve flexibility, the Company may revise or eliminate the ability to purchase Fund shares by phone, or may charge a fee for such service, although the Company does not currently expect to charge such a fee. See the subsection of this Prospectus entitled “General Information – Transacting in Shares by Telephone or Online” below.
Purchasing Shares Online
To purchase shares online, a shareholder eligible to invest in a Fund must have an account authorizing such purchases prior to the transaction. An initial purchase of shares may not be made online. Each online purchase must be for a minimum of $1,000 for both regular and IRA accounts purchasing shares of a Fund. Shares of a Fund purchased online will be purchased at that Fund’s per share NAV next determined after the Transfer Agent receives the purchase order. Please call Shareholder Services at
1-866-202-2263
for further details.
You may make online purchases if you are a shareholder eligible to invest in a Fund and you have an account at a bank that is a member of the ACH network. Most transfers are completed within two business days of your call. To preserve flexibility, the Company may revise or eliminate the ability to purchase Fund shares online. See the subsection of this Prospectus entitled “General Information – Transacting in Shares by Telephone or Online” below.
Miscellaneous Purchase Information
Each Fund reserves the right to refuse to accept any Application or any purchase order. The Manager may waive the minimum investment amounts in its discretion. Purchase orders will not be accepted unless they are in “Proper Form.” “Proper Form,” with respect to purchase orders, generally means that you are eligible to purchase shares of the Fund, an acceptable form of payment accompanies the purchase order, and the purchase order includes at least the following information:

(1)	Your name and account number;
(2)	Your e-mail address;
(3)	The name of the Fund in which you wish to purchase shares;
(4)	The number of shares to be purchased or the dollar value of the amount to be purchased;
(5)	All required signatures of all account owners exactly as they are registered on the account;
(6)	Any required signatures, medallion guaranteed; and
(7)	Any supporting legal documentation that is required in the case of estates, trusts, corporations, or partnerships, and certain other types of accounts.
Proper Form requirements may be modified to reflect appropriate regulations, industry practices or other requirements of the Funds or the Transfer Agent. Acceptable forms of payment include: wire transfer from, or check drawn on, a U.S. bank, savings and loan association or credit union. All checks must be in U.S. dollars. The Funds will not accept payment in cash, coins, currency or money orders. The Funds do not accept cashier checks in amounts of less than $10,000. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of Fund shares. The Funds are unable to accept post-dated checks, post-dated online bill pay checks, or any conditional order or payment.
The Transfer Agent will charge a fee, currently $25, against a shareholder’s account, in addition to any loss sustained by a Fund, for any payment that is returned. In addition, shareholders will be charged fees by the Transfer Agent for outgoing wire transfers, returned checks and stop payment orders relating to such shareholders’ transactions. IRAs and Coverdell education savings accounts will be charged an annual custodial maintenance fee by the Funds’ custodian.
It is the policy of the Funds to not accept Applications or purchase orders under certain circumstances or in amounts considered disadvantageous to shareholders. The Funds reserve the right to reject any Application.
A purchase order placed with the Transfer Agent in Proper Form received on a business day prior to the close of regular trading on the NYSE (currently 4:00 p.m., Eastern Time), will be processed on the day it is received. A purchase order in Proper Form received on a business day after the close of regular trading on the NYSE (currently 4:00 p.m., Eastern Time), will be processed on the following business day.
If you place an order to purchase Fund shares through a securities broker or intermediary and you place your order in Proper Form before the close of regular trading on the NYSE (currently 4:00 p.m., Eastern Time), on any business day in accordance with its procedures, your order will be processed at the NAV per share next calculated following the close of regular trading on the NYSE that day, provided that the securities broker or intermediary transmits your order to the Transfer Agent in a timely manner in accordance with the rules established by the Funds and current regulatory requirements. The securities broker or intermediary must send to the Transfer Agent immediately available funds in the amount of the purchase price within one business day of placing the order.

After you have established your account and made your first purchase, you may also make subsequent purchases, if you are eligible, by telephone or online. Please note that all telephone orders are subject to verification.
Consistent with current regulatory requirements, it is permissible for financial intermediaries and retirement plan record keepers to aggregate mutual fund orders received prior to the close of regular trading on the NYSE (currently 4:00 p.m., Eastern Time), and transmit them to the Transfer Agent after 4:00 p.m., Eastern Time.
Policies Regarding Frequent Trading of Fund Shares
In the opinion of the Manager and the Board, short-term trading of Fund shares creates risks for each Fund and its shareholders, including disruptions in carrying out each Fund’s investment strategies, increases in administrative and transactions costs, and potential dilution from traders successful at seeking short-term profits.
A portion of each Fund’s portfolio may be allocated to investments in foreign securities and such allocation may cause the Fund to be susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close before the time that the Fund calculates its NAV, typically at 4:00 p.m., Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before such Fund calculates its own share price. It is intended that the use of the Company’s valuation procedures will result in adjustments to closing market prices of foreign securities that reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. The Funds expect, but there can be no guarantee, that the use of fair value pricing, in addition to the market timing policies discussed below, will significantly reduce a shareholder’s ability to engage in strategies that are detrimental to other Fund shareholders.
The ability to detect and curtail excessive trading practices may be limited by operational systems and technological limitations. In addition, the Funds receive purchase, exchange, and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated by these financial intermediaries or by the use of omnibus account arrangements offered by these financial intermediaries to investors. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain financial intermediaries, such as brokers and retirement plans. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions. In these circumstances, the identity of the shareholders often is not known to the Funds. The Funds have entered into agreements with financial intermediaries to ensure that comparable surveillance and reporting procedures are applied by such financial intermediaries to omnibus accounts as will be applied to non-omnibus
accounts. However, there is no guarantee that the reporting and surveillance procedures will be the same across all financial intermediaries or that they will be successful in detecting abusive market timing practices.
The Company has adopted policies and procedures with respect to market timing and the frequent purchase and redemption of Fund shares. In addition, The Fairholme Fund and The Allocation Fund impose a redemption fee of 2% on the value of their respective shares that are redeemed or exchanged within 60 calendar days of purchase. See the subsection of this Prospectus titled “How to Sell (Redeem) Your Shares – Redemption Fee” below. Under these policies and procedures, the Funds will rely on the Chief Compliance Officer of the Company to work in conjunction with the Transfer Agent (or another agent of the Funds) to monitor trading patterns that may constitute abusive market timing activities. The Chief Compliance Officer will make the final determination regarding whether a particular trading pattern constitutes abusive market timing. If the Chief Compliance Officer determines that impermissible market timing has occurred, future purchases may be restricted or prohibited. However, sales of Fund shares back to the Funds or redemptions will continue as permitted by the terms disclosed in this Prospectus.
HOW TO SELL (REDEEM) YOUR SHARES
You may sell your shares at any time. You may request the sale of your shares either by mail, by telephone or online at www.fairholmefunds.com. See the subsections of this Prospectus entitled “Selling Shares by Mail,” “Selling Shares by Telephone,” and “Selling Shares Online” below.
“Proper Form” with respect to redemption requests currently means that the redemption requests must generally include:

(1)	Your name and account number;
(2)	The name of the Fund from which you wish to redeem shares;
(3)	The number of shares to be redeemed or the dollar value of the amount to be redeemed;
(4)	All required signatures of all account owners exactly as they are registered on the account;
(5)	Any required signatures, medallion guaranteed; and
(6)	Any supporting legal documentation that is required in the case of estates, trusts, corporations, or partnerships, and certain other types of accounts.
Proper Form requirements may be modified to reflect appropriate regulations, industry practices or other requirements of the Funds or the Transfer Agent. A redemption order placed with the Transfer Agent in Proper Form received on a business day prior to the close of regular trading on the NYSE (currently 4:00 p.m., Eastern Time), will be processed on the day it is received. A redemption order in Proper Form received on a business day after the close of regular trading on the NYSE (currently 4:00 p.m., Eastern Time) will be processed on the following business day. The redemption price you receive will be the Fund’s per share NAV next calculated after receipt of the redemption request in Proper Form.
If you place an order to redeem Fund shares through a securities broker or intermediary and you place your order in Proper Form before the close of regular trading on the NYSE (currently 4:00 p.m., Eastern Time), on any business day in accordance with its procedures, your order will be processed at the NAV per share next calculated following the close of regular trading on the NYSE that day, provided that the securities broker or intermediary transmits your order to the Transfer Agent in a timely manner in accordance with the rules established by the Funds and current regulatory requirements.
Payment of redemption proceeds will generally be made within three business days of the valuation date immediately following receipt of the redemption request, unless otherwise expressly agreed by the parties at the time of the transaction. If you purchase your shares by check and then redeem your shares before your check has cleared, a Fund may hold your redemption proceeds until your check clears or for 15 days, whichever comes first. For redemptions paid in cash, each Fund typically expects to meet redemption requests using the Fund’s then-existing holdings of cash or cash equivalents. Subject to market conditions and other considerations, at times, such as during stressed market conditions, a Fund may use proceeds from the sale of securities to meet redemption requests. Unless otherwise prohibited by law, each Fund also reserves the right to pay redemptions in-kind,
using portfolio securities to pay redemption proceeds, and may meet redemption requests partly in cash and partly in portfolio securities.
Selling Shares by Mail
Sale requests should be mailed via U.S. mail or overnight courier service to:

U.S. Mail:	Fairholme Funds, Inc.
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9692
Providence, Rhode Island 02940-9692

Overnight:	Fairholme Funds, Inc.

U.S. Mail:	Fairholme Funds, Inc.
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9692
Providence, Rhode Island 02940-9692
c/o BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, Massachusetts 01581-1722
The Funds and their service providers do not consider the U.S. Postal Service or other independent delivery services to be their agents and take no responsibility for their actions.
Signature Guarantee Requirements
A medallion signature guarantee is required to redeem shares in the following situations:

•	If ownership is changed on your account;
•	When redemption proceeds are sent to any person, address or bank account not on record;
•	Written requests to wire redemption proceeds (if not previously authorized on the account);
•	When establishing or modifying certain services on an account;
•	If a change of address was received by the Transfer Agent within the last 30 days; or
•	For all redemptions in excess of $50,000 from any shareholder account.
In addition to the situations described above, each of the Funds and the Transfer Agent reserve the right to require a medallion signature guarantee in other instances based on the circumstances relative to the particular situation.
Selling Shares by Telephone
If you elected to use telephone redemption on your Application when you initially purchased shares (or subsequently, in accordance with the Funds’ and the Transfer Agent’s procedures for doing so), you may redeem up to a $50,000 value of your Fund shares by calling Shareholder Services at
1-866-202-2263.
Investors may have a check sent to the address of record, proceeds may be wired to a shareholder’s bank account of record, or funds may be sent via electronic funds transfer through the ACH network to the bank account of record. Wires are currently subject to a $15 fee. There is no charge if redemption proceeds are sent via the ACH system and credit is generally available within three business days. If a request has been made to change the address of the account and was received by a Fund or the Transfer Agent within 30 days of the redemption request, you may not redeem by telephone. Once a telephone transaction has been placed, it cannot be canceled or modified.

The Transfer Agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures may be modified from time to time and may include requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions. Assuming procedures such as the above have been followed, neither any of the Funds nor the Transfer Agent will be liable for any loss, cost or expense for acting upon telephone instructions that are believed to be genuine. The Company shall have the authority, as your agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless the Fund failed to follow procedures such as those outlined above. If a Fund fails to follow such procedures, it may be liable for losses that result from such failure.
Selling Shares Online
If you elected to establish online account access, you may redeem up to $50,000 in value of Fund shares by visiting the Funds’ website at www.fairholmefunds.com. Investors may have a check sent to the address of record, proceeds may be wired to a shareholder’s bank account of record, or funds may be sent via electronic funds transfer through the ACH network to the bank account of record. Wires are subject to a fee, currently $15. There is no charge if redemption proceeds are sent via the ACH system and credit is generally available within three business days. If a request has been made to change the address of the account and was received by the Fund or the Transfer Agent within 30 days of the redemption request, you may not redeem online via check to the address of record. Once an online transaction has been placed, it cannot be canceled or modified.
The Transfer Agent employs certain procedures designed to confirm that instructions communicated online are genuine. Such procedures may be modified from time to time and may include requiring some form of personal identification prior to acting upon online instructions and providing written confirmations of all such transactions. Assuming procedures such as the above have been followed, none of the Funds nor the Transfer Agent will be liable for any loss, cost or expense for acting upon online transactions that are believed to be genuine. The Company shall have the authority, as your agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless the Fund failed to follow procedures such as those outlined above. If a Fund fails to follow such procedures, it may be liable for losses that result from such failure. Please call Shareholder Services at
1-866-202-2263
for further details.
Wiring Redemption Proceeds
You may request that the redemption proceeds be wired to your designated bank if it is a member bank or a correspondent of a member bank of the Federal Reserve System. Wires are subject to a fee, currently $15.
Payment of Redemption Proceeds
Each Fund is currently committed pursuant to its Rule
18f-1
election to pay redeeming shareholders in cash for all redemptions of an amount equal to the lesser of $250,000 or 1% of the NAV of such Fund within any
90-day
period. Each Fund reserves the right to pay redemption proceeds by distributing portfolio securities for any redemption request (or series of requests within any
90-day
period) exceeding the lesser of the amounts discussed above.
Redeeming shareholders will incur brokerage and other costs in connection with the sale of any portfolio security received in connection with a redemption request. In addition, as a result of subsequent market volatility, the net proceeds from the ultimate sale of any securities received upon a redemption may vary, either positively or negatively, and perhaps significantly, from the redemption value of the Fund’s shares.
Redemption at the Option of a Fund
If the value of the shares in your account falls below $2,000, a Fund may notify you that, unless your account is increased to $2,000 in value, it will redeem all of your shares and close the account by paying you the redemption proceeds and any distributions declared and unpaid at the date of redemption. You will have 30 days after notice to bring the account up to $2,000 before any action is taken. This right of redemption shall not apply if the value of your account drops below $2,000 as the result of market action. Each Fund also reserves the right to cause the redemption of any shareholder if it believes that continued ownership of Fund shares by such shareholder may adversely affect the Fund or its other shareholders.
Redemption Fee
The Fairholme Fund and The Allocation Fund each assess a 2% fee on the proceeds of their respective shares that are redeemed or exchanged within 60 calendar days of their purchase. For purposes of applying the fee, the first day of the period will be the settlement date. Shares will be redeemed on a first-in,
first-out
basis. The redemption fee is paid to the relevant Fund for the benefit of remaining shareholders, and is intended to discourage short-term trading of Fund shares and to offset the trading costs, market impact and other costs associated with short-term trading in Fund shares. Each of The Fairholme Fund and The Allocation Fund reserves the right to waive the redemption fee if it is determined that such waiver is consistent with the best interests of the Fund and its long-term shareholders.

The redemption fee is not imposed in the following situations:

•	periodic distributions from retirement accounts (including IRAs and retirement plans);
•	redemption of reinvested distributions;
•
when The Fairholme Fund or The Allocation Fund cannot identify the beneficial owner in certain omnibus accounts if the Fund has received assurances that a system allowing for the redemption fee will be implemented within a reasonable time when and if required by any relevant regulation;

•	when the shares are redeemed in certain hardship situations, including death or disability of the shareholder;
•	shares redeemed by The Fairholme Fund or The Allocation Fund;
•	shares redeemed to return an excess contribution to an IRA account; or
•	shares redeemed in connection with qualified default investment alternatives.
Exchange Privileges
Shareholders may exchange shares held in one Fund for shares of another Fund, subject to the minimum investment requirements of the Fund in which shares are purchased. The Fairholme Fund and The Allocation Fund each assess a 2% fee on the proceeds of their respective shares that are exchanged within 60 days of their purchase. Requests to exchange shares can be made in writing, by phone or online. The Funds and the Transfer Agent employ procedures, including providing written confirmations, reasonably designed to ensure the genuineness of instructions received from any person with appropriate account information. If the Funds or the Transfer Agent fail to employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. Redemptions and purchases associated with an exchange are processed simultaneously at the share prices next determined after the exchange order is received. Each Fund reserves the right to reject any exchange order. Exchanges generally have the same tax consequences as ordinary sales and purchases.
INCOME AND CAPITAL GAIN DISTRIBUTIONS
Income distributions paid by each Fund are derived from the Fund’s net investment income. The Fairholme Fund and The Allocation Fund intend to declare and pay net investment income distributions (if any) annually in December. The Fairholme Fund’s net investment income is generally made up of dividends received from the stocks as well as interest accrued and paid on any other debt obligations, including commercial paper, that might be held in The Fairholme Fund’s portfolio. The Allocation Fund’s net investment income is generally made up of dividends received from the stocks it holds and interest accrued and paid on debt obligations, including commercial paper, held in The Allocation Fund’s portfolio. The Income Fund intends to declare and pay net investment income distributions (if any) quarterly in March, June, September and December. The Income Fund’s net investment income is generally made up of interest accrued and paid on debt obligations as well as dividends received from stocks held in The Income Fund’s portfolio.
Each Fund realizes capital gains when it sells a security for more than it paid and a capital loss when it sells a security for less than it paid. Each Fund intends to make distributions of its net realized capital gains (after any reductions for capital loss carry forwards) annually, if required.
Unless you elect in writing to have your periodic distributions of income and capital gain paid in cash, your distributions will be reinvested in additional shares of the applicable Fund from which distributions were paid. You may change the manner in which your income and capital gain distributions are paid at any time by writing to the Transfer Agent or by modifying your distribution options online if you have enrolled in online account access.
In-kind
distributions by a Fund are not covered by your reinvestment election and can only be reinvested in the Fund with the prior approval of the Fund.
TAX CONSIDERATIONS
Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders.
Distributions of investment income and of net short-term capital gains are generally taxable to you as ordinary income. Distributions attributable to qualified dividend income received by a Fund may be eligible for preferential tax rates. Dividends received from REITs generally do not constitute qualified dividend income. However, certain REIT dividends attributable to trade or business income of the REIT may qualify for a reduced rate of taxation as qualified business income in the hands of individuals, trusts and estates, provided certain holding period and other requirements are satisfied by the shareholder. Distributions of capital gains are taxable based on a Fund’s holding period, either short-term or long-term, regardless of the length of time that you have held shares in such Fund. Income and capital gain distributions are generally taxable, whether you receive them in cash or they are reinvested in additional shares of a Fund.
For federal income tax purposes, you will be advised annually as to the types of distributions paid by each Fund.

The Board may declare a special pro rata distribution of specified Fund assets, which may be paid in cash or in securities (or partly in cash and partly in securities). Such a distribution may constitute a return of capital and, as described above, can only be reinvested in the Fund with the prior approval of the Fund. You should consult a tax advisor regarding the implication of any such distribution to you, which may be a taxable event.
A redemption or exchange of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. You are encouraged to consult a tax advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Funds.
Cost Basis Reporting.
 As part of the Energy Improvement and Extension Act of 2008, mutual funds are required to report to the Internal Revenue Service (“IRS”) the “cost basis” of shares acquired by a shareholder on or after January 1, 2012 (“covered shares”) and subsequently redeemed. These requirements do not apply to investments through a tax-deferred
arrangement, such as a 401(k) plan or an individual retirement plan. The cost basis of a share is generally its purchase price adjusted for dividends, return of capital, and other corporate actions. Cost basis is used to determine whether a redemption (
i.e
., a sale or exchange) of the shares results in a gain or loss. If you redeem covered shares during any year, then the Fund will report the cost basis of such covered shares to the IRS and you on Form
1099-B.
Each Fund will permit you to elect from among several
IRS-accepted
cost basis methods to calculate the cost basis of your covered shares. If you do not affirmatively elect a cost basis method, then the Fund’s default cost basis calculation method, which is currently the Average Cost method, will be applied to your account(s). The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares.
If you hold Fund shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.
You are encouraged to consult your tax advisor regarding the application of the cost basis reporting rules and, in particular, which cost basis calculation method you should elect.
GENERAL INFORMATION
Transacting in Shares by Telephone or Online.
 Your ability to purchase, sell or exchange shares, or to otherwise communicate about a Fund, Fund shares or your account, by telephone or online is dependent on the equipment, software, systems, data, and services provided by various third parties. You should be aware that the Internet is an unsecured, unstable, and unregulated environment. The Funds cannot guarantee that any communication transmitted or transaction conducted by telephone or online will be completely secure. In addition, there may be delays, malfunctions or other disruptions. If this occurs, or if a telephone number or website is unavailable to transact in shares of a Fund, you should use another method described in this Prospectus to complete the transaction.
None of the Funds, any of the Funds’ affiliates or the Transfer Agent will be liable for any delays or malfunctions or for unauthorized interception or access to communications or account information, provided that the Funds and the service providers have followed their respective procedures addressing telephone and online privileges. In addition, none of the Funds, any of their affiliates or the Transfer Agent will be liable for any loss, liability, cost or expense for following instructions communicated by telephone or through the Internet, including fraudulent or unauthorized instructions, provided that the Funds or the service providers accepting the instructions reasonably believe the instructions were genuine.
Electronic Delivery of Documents.
 Electronic copies of account statements, prospectuses, privacy notices, and annual and semi-annual reports are available through the Funds’ website. Shareholders can sign up for electronic delivery of such documents by enrolling in the Funds’ electronic delivery program. To enroll, please visit www.fairholmefunds.com, click on the “MY ACCOUNT” tab and follow the instructions. If you need assistance, call Shareholder Services at
1-866-202-2263.
Share Certificates.
 The Funds will not issue certificates evidencing ownership of shares. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates, and the need to deliver them upon redemption. Written confirmations are issued for all share transactions.
Performance Comparisons and Other Information.
 In reports or other communications to investors, or in advertising material, a Fund may describe general economic and market conditions affecting such Fund and may compare its performance with other mutual funds as listed in the rankings prepared by nationally recognized rating services and financial publications that monitor mutual fund performance. Each Fund may also, from time to time, compare its performance to one or more appropriate market or economic indices. Publications other than those distributed by the Funds may contain comparisons of the Funds’ performance to the performance of various indices and investments for which reliable data is widely available. These publications may also include averages, performance rankings or other information prepared by recognized organizations providing mutual fund statistics. The Funds are not responsible for the accuracy of any data published by third party organizations.
Codes of Ethics.
 The Board has approved the Codes of Ethics (“Codes”) of the Company and the Manager concerning the trading activities of certain personnel. The Board is responsible for overseeing the implementation of the Company’s Code. The

Codes govern investment personnel who may have knowledge of the investment activities of the Funds. The Codes require these investment personnel to file regular reports concerning their personal securities transactions and prohibit certain activities that might result in harm to the Funds. The Company and the Manager have filed copies of their respective Codes with the SEC. The Codes are available on the SEC’s EDGAR database at the SEC’s website (www.sec.gov) or copies may be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov).
Anti-Money Laundering Procedures.
 The Board has approved procedures designed to prevent and detect attempts to launder money as required under the USA PATRIOT Act. The day-to-day
responsibility for monitoring and reporting any such activities has been delegated to the Transfer Agent, subject to the oversight and supervision of the Board.
Identity Theft Procedures.
 The Board has approved procedures designed to prevent and detect identity theft pursuant to Regulation
S-ID.
The
day-to-day
responsibility for monitoring and reporting any such activities has been delegated to the Transfer Agent, subject to the oversight and supervision of the Board.
Proxy Voting Policies and Procedures.
 The Company has adopted proxy voting policies and procedures under which the Company votes proxies relating to securities held by each Fund (“Proxy Voting Policy”). The Company’s primary consideration in its Proxy Voting Policy is the financial interest of each Fund and its shareholders. The Proxy Voting Policy is included as an exhibit to the SAI, which is available upon request and without charge by calling Shareholder Services at
1-866-202-2263.
Information regarding how proxies related to the Funds’ portfolio holdings were voted during the
12-month
period ending June 30th will be available, without charge, upon request by calling Shareholder Services at
1-866-202-2263,
and on the SEC’s website at www.sec.gov.
Annual and Semi-Annual Reports.
The Funds’ annual and semi-annual reports to shareholders contain information concerning the portfolio holdings of the Funds, including identifying for each such holding its percentage of the Fund’s net assets as of the date of the report.
Portfolio Holdings Disclosure Policy.
 The Company has established a policy with respect to the disclosure of the Funds’ portfolio holdings. A description of this policy is provided in the SAI.
Notice Regarding Unclaimed Property.
 If no activity occurs in your account within the time period specified by applicable state law, your property may be transferred to the appropriate state.

FINANCIAL HIGHLIGHTS – THE FAIRHOLME FUND
The Financial Highlights table is intended to help you understand The Fairholme Fund’s financial performance for the past five years of operations. Certain information reflects financial results for a single share of The Fairholme Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in The Fairholme Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, The Fairholme Fund’s independent registered public accounting firm, whose report, along with The Fairholme Fund’s financial statements, is included in the Funds’ annual report, which is available upon request.

	For the Fiscal Year Ended November 30,
	2020		2019		2018		2017		2016
Per Share Operating Performance
Net Asset Value, Beginning of Year	$19.19		$16.05		$19.10		$24.26		$34.24

Investment Operations
Net Investment Income (Loss) (1)	(0.08)		0.16		0.29		0.23		0.33
Net Realized and Unrealized Gain (Loss) on Investments	6.41		3.32		(3.08)		(3.81)		2.60

Total from Investment Operations	6.33		3.48		(2.79)		(3.58)		2.93

Dividends and Distributions
From Net Investment Income	(0.17)		(0.34)		(0.26)		(0.40)		(0.60)
From Realized Capital Gains	—		—		—		(1.18)		(12.31)

Total Dividends and Distributions	(0.17)		(0.34)		(0.26)		(1.58)		(12.91)

Redemption Fees (1)	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)

Net Asset Value, End of Year	$25.35		$19.19		$16.05		$19.10		$24.26

Total Return	33.19%		22.20%		(14.85)%		(15.64)%		18.93%
Ratio/Supplemental Data
Net Assets, End of Year (in 000’s)	$1,269,211		$1,056,541		$1,064,866		$1,871,480		$3,155,709
Ratio of Gross Expenses to Average Net Assets	1.01	% (3)	1.00	% (4)	1.00%		1.02	% (5)	1.02	% (5)
Ratio of Net Expenses to Average Net Assets	0.81	% (3)(6)	0.80	% (4)(6)	0.82	% (6)	1.02	% (5)	1.02	% (5)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.41)%		0.86%		1.57%		1.14%		1.79%
Portfolio Turnover Rate	8.18%		8.05%		16.29%		6.57%		19.19%

(1)	Based on average shares outstanding.
(2)	Redemption fees represent less than $0.01.
(3)	0.01% is attributable to legal expenses incurred outside of the 1.00% management fee.
(4)	Less than 0.01% is attributable to legal expenses incurred outside of the 1.00% management fee.
(5)	0.02% is attributable to legal expenses incurred outside of the 1.00% management fee.
(6)
Effective January 1, 2018, the Manager has agreed to waive, on a voluntary basis, a portion of the management fee of The Fairholme Fund to the extent necessary to limit the management fee paid to the Manager by The Fairholme Fund to an annual rate of 0.80% of the daily average net asset value of The Fairholme Fund.

FINANCIAL HIGHLIGHTS – THE INCOME FUND
The Financial Highlights table is intended to help you understand The Income Fund’s financial performance for the past five years of operations. Certain information reflects financial results for a single share of The Income Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in The Income Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, The Income Fund’s independent registered public accounting firm, whose report, along with The Income Fund’s financial statements, is included in the Funds’ annual report, which is available upon request.

	For the Fiscal Year Ended November 30,
	2020		2019		2018		2017	2016
Per Share Operating Performance
Net Asset Value, Beginning of Year	$10.23		$9.88		$11.33		$12.38	$10.72

Investment Operations
Net Investment Income (1)	0.07		0.30		0.49		0.60	0.57
Net Realized and Unrealized Gain (Loss) on Investments	0.11	(2)	0.34		(0.91)		(0.99)	1.72

Total from Investment Operations	0.18		0.64		(0.42)		(0.39)	2.29

Dividends and Distributions
From Net Investment Income	(0.10)		(0.29)		(0.51)		(0.61)	(0.56)
From Realized Capital Gains	—		—		(0.52)		(0.05)	(0.07)

Total Dividends and Distributions	(0.10)		(0.29)		(1.03)		(0.66)	(0.63)

Net Asset Value, End of Year	$10.31		$10.23		$9.88		$11.33	$12.38

TOTAL RETURN	1.78%		6.49%		(4.19)%		(3.35)%	22.77%
Ratio/Supplemental Data
Net Assets, End of Year (in 000’s)	$107,109		$179,351		$188,500		$223,432	$240,195
Ratio of Gross Expenses to Average Net Assets	1.02	% (3)	1.02	% (3)	1.00%		1.00%	1.00%
Ratio of Net Expenses to Average Net Assets	0.82	% (3)(4)	0.82	% (3)(4)	0.82	% (4)	1.00%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.74%		2.94%		4.56%		5.02%	5.48%
Portfolio Turnover Rate	100.67%		16.70%		45.78%		36.05%	28.81%

(1)	Based on average shares outstanding.
(2)
The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and redemptions of shares in relation to fluctuating market values of the investments of The Income Fund.

(3)	0.02% is attributable to legal expenses incurred outside the management fee.
(4)
Effective January 1, 2018, the Manager has agreed to waive, on a voluntary basis, a portion of the management fee of The Income Fund to the extent necessary to limit the management fee paid to the Manager by The Income Fund to an annual rate of 0.80% of the daily average net asset value of The Income Fund.

FINANCIAL HIGHLIGHTS – THE ALLOCATION FUND
The Financial Highlights table is intended to help you understand The Allocation Fund’s financial performance for the past five years of operations. Certain information reflects financial results for a single share of The Allocation Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in The Allocation Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, The Allocation Fund’s independent registered public accounting firm, whose report, along with The Allocation Fund’s financial statements, is included in the Funds’ annual report, which is available upon request.

	For the Fiscal Year Ended November 30,
	2020		2019		2018		2017	2016
Per Share Operating Performance
Net Asset Value, Beginning of Year	$7.00		$6.58		$7.44		$9.65	$10.40

Investment Operations
Net Investment Income (1)	0.02		0.09		0.09		0.10	0.14
Net Realized and Unrealized Gain (Loss) on Investments	1.10		0.40		(0.83)		(1.71)	0.75

Total from Investment Operations	1.12		0.49		(0.74)		(1.61)	0.89

Dividends and Distributions
From Net Investment Income	(0.10)		(0.07)		(0.12)		(0.17)	(0.31)
From Realized Capital Gains	—		—		—		(0.43)	(1.33)

Total Dividends and Distributions	(0.10)		(0.07)		(0.12)		(0.60)	(1.64)

Redemption Fees (1)	0.00	(2)	0.00	(2)	0.00	(2)	0.00 (2)	0.00 (2)

Net Asset Value, End of Year	$8.02		$7.00		$6.58		$7.44	$9.65

TOTAL RETURN	16.13%		7.61%		(10.18)%		(17.59)%	11.06%
Ratio/Supplemental Data
Net Assets, End of Year (in 000’s)	$56,261		$58,983		$72,387		$114,190	$259,501
Ratio of Gross Expenses to Average Net Assets	1.02	% (3)	1.02	% (3)	1.00%		1.00%	1.00%
Ratio of Net Expenses to Average Net Assets	0.82	% (3)(4)	0.82	% (3)(4)	0.82	% (4)	1.00%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.24%		1.21%		1.32%		1.19%	1.81%
Portfolio Turnover Rate	32.15%		15.58%		23.52%		31.01%	13.65%

(1)	Based on average shares outstanding.
(2)	Redemption fees represent less than $0.01.
(3)	0.02% is attributable to legal expenses incurred outside the management fee.
(4)
Effective January 1, 2018, the Manager has agreed to waive, on a voluntary basis, a portion of the management fee of The Allocation Fund to the extent necessary to limit the management fee paid to the Manager by The Allocation Fund to an annual rate of 0.80% of the daily average net asset value of The Allocation Fund.

APPENDIX A: BOND AND COMMERCIAL PAPER RATINGS
BOND RATINGS
Moody’s Investors Service, Inc.
Aaa
 – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa
 – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A
 – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa
 – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba
 – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B
 – Obligations rated B are considered speculative and are subject to high credit risk.
Caa
 – Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca
 – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C
 – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Absence of Rating
 – Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the creditworthiness of the issue.
Should no rating be assigned, the reason may be one of the following:

(a)	An application was not received or accepted.
(b)	The issue or issuer belongs to a group of securities or entities that are not rated as a matter of policy.
(c)	There is a lack of essential data pertaining to the issue or issuer.
(d)	The issue was privately placed, in which case the rating is not published in Moody’s publications.
Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date
data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.
Note
 – Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range
ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
*By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
S&P Global Ratings (“S&P”)
AAA
 – An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA
 – An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A
 – An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
BBB
 – An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
BB; B; CCC; CC; and C
 – Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB
 – An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
B
– An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
CCC
 – An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC
 – An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.
C
 – An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D
 – An obligation rated D is in default or in breach of an imputed promise. For non-hybrid
capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to D if it is subject to a distressed debt restructuring.
NR
 – This indicates that a rating has not been assigned or is no longer assigned.
Plus (+)
 or Minus (–)
 – The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
COMMERCIAL PAPER RATINGS
Moody’s Investors Service, Inc.
P-1
–
Ratings of
Prime-1
reflect a superior ability to repay short-term obligations.
P-2
–
Ratings of
Prime-2
reflect a strong ability to repay short-term obligations.
P-3
–
Ratings of
Prime-3
reflect an acceptable ability to repay short-term obligations.
NP
–
Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
S&P Global Ratings (“S&P”)
A-1
–
A short-term obligation rated
‘A-1’
is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
A-2
–
A short-term obligation rated
‘A-2’
is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
A-3
–
A short-term obligation rated
‘A-3’
exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B
– A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
C
– A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D
– A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid
capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt obligation.

You can register for
e-mail
delivery of important Fund documents, including the SAI, shareholder reports, and other information, instead of receiving documents through the mail. By registering for
E-Delivery,
you will receive
e-mail
notifications when shareholder documents become available online. Sign up today at www.fairholmefunds.com, or by contacting your financial advisor or financial services organization.

FOR MORE INFORMATION
Additional information regarding the Funds’ investment strategies, policies, service providers, and other matters is included in the SAI. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus.
Additional information regarding each Fund’s investments is available in the Funds’ annual and semi-annual reports to shareholders, and each Fund’s audited financial information is available in the Funds’ annual report to shareholders. In the Funds’ annual report to shareholders, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year.
The SAI and the Funds’ annual and semi-annual reports to shareholders are available, without charge, upon request. For shareholder inquiries, or to request a copy of the SAI, the annual or semi-annual report to shareholders or other information about the Funds, please contact the Company at:
FAIRHOLME FUNDS, INC.
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9692
Providence, Rhode Island 02940-9692
(866)
202-2263
A copy of the requested document(s) will be mailed to you within three business days after the receipt of your request. The SAI and the annual and semi-annual reports to shareholders are also available at
www.fairholmefunds.com
.
Information about the Funds (including the SAI), may also be obtained from the EDGAR Database on the SEC’s website (www.sec.gov) or by email at publicinfo@sec.gov upon payment of a duplicating fee.
Investment Company Act
No. 811-09607

THE FAIRHOLME FUND

Ticker: FAIRX

THE FAIRHOLME FOCUSED INCOME FUND

Ticker: FOCIX

THE FAIRHOLME ALLOCATION FUND

Ticker: FAAFX

STATEMENT OF ADDITIONAL INFORMATION

March 30, 2021

Series of

FAIRHOLME FUNDS, INC.

(the “Company”)

2601 NE 2nd Avenue

Miami, FL 33137

TELEPHONE: 1-866-202-2263

Website: www.fairholmefunds.com

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus of each of The Fairholme Fund (“The Fairholme Fund”), The Fairholme Focused Income Fund (“The Income Fund”), and The Fairholme Allocation Fund (“The Allocation Fund”) (each a “Fund” and collectively, the “Funds”), dated March 30, 2021, as it may be amended or supplemented from time to time (the “Prospectus”).

The audited financial statements of each Fund for the fiscal year ended November 30, 2020 are included in the Funds’ annual report to shareholders (the “Annual Report”) and are incorporated into this SAI by reference. You may obtain a copy of the Prospectus and Annual Report, free of charge, by writing to Fairholme Funds, Inc. c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9692, Providence, Rhode Island 02940-9692, by calling Fund Shareholder Services at 1-866-202-2263, or by visiting the Company’s website: www.fairholmefunds.com.

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INTRODUCTION

The Company was incorporated in Maryland on October 8, 1999 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Company currently has three series, The Fairholme Fund, The Income Fund, and The Allocation Fund. All of the Funds are described in this SAI.

The Fairholme Fund commenced operations on December 29, 1999. The Income Fund commenced operations on December 31, 2009. The Allocation Fund commenced operations on December 31, 2010. Each Fund is non-diversified, which means that it may concentrate its investments in a smaller number of companies than a diversified fund. Each Fund offers one class of shares.

The Company’s Board of Directors (the “Board” or the “Directors”) oversees the affairs of the Company. The Board has delegated the day-to-day management and operations of the Funds to Fairholme Capital Management, L.L.C. (the “Manager”).

INVESTMENT POLICIES AND SECURITIES AND INVESTMENT OPTIONS

Each Fund’s investment objective and principal investment strategies are detailed in the Prospectus. This section provides additional information about the principal investment strategies and risks of the Funds as well as other investment strategies and investments that the Funds may pursue and the risks associated therewith.

The following investment options apply to all Funds:

Asset-Backed Securities. The Funds may invest in asset-backed securities, including interests in pools of lower-rated debt securities and corporate and consumer loans (including non-performing loans), among other things. Like mortgage-backed securities, these securities are pass-through, and the collateral supporting these securities generally is of shorter maturity.

The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases, and trade receivables, are securitized in structures similar to the structures used in mortgage securitizations. For example, a Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

Asset-backed securities are subject to risks associated with changes in interest rates, prepayment of underlying obligations, and default by borrowers. The risk of default includes a borrower’s failure to make timely interest and principal payments when due and to maintain the underlying collateral. In its capacity as purchaser of an asset-backed security, a Fund would generally have no recourse to the entity that originated the loans in the event of default by the borrower. Asset-backed securities may be subject to greater risk of default during periods of economic downturn. Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

Cash Reserves. Although the Funds will normally hold a focused portfolio of securities, the Funds are not required to be fully invested and may maintain a significant portion of their total assets in cash and securities generally considered to be cash equivalents, including U.S. Government securities, money market funds, commercial paper, repurchase agreements, and other high quality money market instruments. From time to time, cash and cash reserves may also include foreign securities, including short-term obligations of foreign governments or other high quality foreign money market instruments. The Funds and the Manager believe that a certain amount of liquidity in each Fund’s portfolio is desirable to meet operating requirements and to take advantage of new investment opportunities. Under adverse market or other conditions or when a Fund is unable to find sufficient investment opportunities meeting its criteria for investment, cash and cash reserves may comprise a large percentage of the Fund’s total assets, a situation which may exist for extended periods of time. When a Fund holds a significant portion of its assets in cash and cash reserves, the Fund may not meet its investment objective and the Fund’s performance may be negatively affected.

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Commercial Paper. The Funds may invest in commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entity and tends to fall when interest rates rise and increase when interest rates fall. Maturing commercial paper issuances are usually repaid by the issuer from the proceeds of new commercial paper issuances. Consequently, investments in commercial paper are subject to the risk the issuer cannot issue enough new commercial paper or utilize other sources of cash to satisfy its outstanding commercial paper, which is also known as rollover risk.

Common Stock. Shares of common stock represent units of ownership in a corporation. Owners of common stock are typically entitled to vote on the election of directors and other important matters as well as to receive dividends on their holdings (if applicable). In the event of liquidation of the corporation, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock. Increases and decreases in earnings are usually reflected in a corporation’s stock price, so shares of common stock generally have the greatest potential for appreciation and depreciation of all corporate securities.

Convertible Securities. Traditional convertible securities include corporate bonds, notes, and preferred stock that may be converted into or exchanged for common stock and/or other securities that also provide an opportunity for equity participation. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed-income securities, the price of a convertible security to some extent varies inversely with interest rates. While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, a Fund may be required to pay for a convertible security an amount in excess of the value of the underlying common stock. Common stock acquired by a Fund upon conversion of a convertible security will generally be held for so long as such stock is anticipated to provide the Fund with opportunities that are consistent with the Fund’s investment objective and policies.

Credit Default Swap Agreements. The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Fund may be either the buyer or seller in the transaction. If a Fund is a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, a Fund, as seller, typically must pay the contingent payment to the buyer, which will be either (i) the “par value” (face amount) of the reference obligation, in which case the Fund will receive the reference obligation in return, or (ii) an amount equal to the difference between the face amount and the current market value of the reference obligation. As a buyer, if a credit event occurs, the Fund would be the receiver of such contingent payments, either delivering the reference obligation in exchange for the full notional (face) value of a reference obligation that may have little or no value, or receiving a payment equal to the difference between the face amount and the current market value of the obligation. The current market value of the reference obligation is typically determined via an auction process sponsored by the International Swaps and Derivatives Association, Inc. The periodic payments previously received by the Fund, coupled with the value of any reference obligation received, may be less than the full amount it pays to the buyer, resulting in a loss of value to the Fund. If a Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives the face amount for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk and credit risk, and may be illiquid. See “Derivatives” below for more information on engaging in swap transactions and the risks thereof.

Debt Securities. The Funds may invest in corporate and U.S. Government debt securities. Corporate debt securities include debt obligations offered by public or private corporations that are either registered or unregistered. The market value of such securities may fluctuate in response to interest rates and the creditworthiness of the issuer. Except as otherwise provided herein, the Funds may invest in debt securities of any investment grade, including debt securities that are non-investment grade or are in default.

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U.S. Government debt securities include direct obligations of the U.S. Government and obligations issued by U.S. Government agencies and instrumentalities. Although certain securities issued by the U.S. Government, its agencies or instrumentalities are backed by the full faith and credit of the U.S. Government, others are supported only by the credit of that agency or instrumentality. There is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. In addition, a security backed by the U.S. Treasury or the full faith and credit of the U.S. Government is guaranteed only as to the timely payment of interest and principal when held to maturity. The current market prices for such securities are not guaranteed and will fluctuate. Certain U.S. Government agency securities or securities of U.S. Government-sponsored entities are backed by the right of the issuer to borrow from the U.S. Treasury, or are supported only by the credit of the issuer or instrumentality. While the U.S. Government provides financial support to those U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so and those securities are neither guaranteed nor issued by the U.S. Government. In the case of securities backed by the full faith and credit of the U.S. Government, shareholders are primarily exposed to interest rate risk.

A Fund may also invest in municipal bonds. Municipal bonds have two principal classifications: general obligation bonds and revenue or special obligation bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from general tax and other unrestricted revenues of the issuer. The term “issuer” means the agency, authority, instrumentality or other political subdivision whose assets and revenues are available for the payment of principal of and interest on the bonds. Certain types of private activity bonds are also considered municipal bonds if the interest thereon is exempt from federal income tax. Private activity bonds are, in most cases, revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The payment of the principal and interest on such private activity bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

After purchase by a Fund, a municipal bond or corporate debt may cease to be rated, its rating may be reduced below the minimum required for purchase by the Fund (if any) or it may default. These events do not require a Fund to sell such a bond or corporate debt security, but the Manager will consider such event in its determination of whether the Fund should continue to hold the security.

Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. It is also possible that, as a result of litigation or other conditions, the ability of an issuer to pay, when due, the principal or the interest on a municipal bond may be materially affected. In addition, Congress has proposed restricting or eliminating the federal income tax exemption for interest on municipal securities. If such a proposal were enacted, the availability of municipal securities for investment by a Fund, and, to the extent that a Fund invests in municipal bonds, the net asset value (“NAV”) and yield of that Fund would be affected.

Depository Receipts. American Depository Receipts, or ADRs, are depository receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Global Depository Receipts, or GDRs, European Depository Receipts, or EDRs, and other types of depository receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Generally, depository receipts in registered form are designed for use in the U.S. securities markets, and depository receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depository receipts of either type are deemed to be investments in the underlying securities.

Depository receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depository receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depository receipts.

Derivatives. Each Fund may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, and to obtain exposure to otherwise inaccessible markets.

The Funds may invest in futures contracts, options, and swaps. These may involve listed and cleared transactions, in which the Fund’s trade counterparty is an exchange or clearinghouse, and non-cleared bilateral “over-the-counter” (“OTC”) transactions, in which the trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be more liquid and subject to less counterparty credit risk than those that are privately negotiated.

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The Funds may use the following types of derivatives.

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Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. A Fund may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or canceled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date. A Fund may also purchase or sell futures contracts for foreign currencies or options for non-hedging purposes as a means of making direct investments in foreign currencies.

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Options. An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

Investments in options are considered speculative. A Fund may lose the premium paid for the option if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. A Fund’s investments in options may include the following:

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Options on Foreign Currencies. A Fund may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. dollar value of foreign currency denominated securities held by the Fund and against increases in the U.S. dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Fund may forfeit the entire amount of the premium plus related transaction costs. A Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies.

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Options on Securities. A Fund may purchase or write a put or call option on securities. A Fund will only exercise an option it purchased if the price of the security was less (in the case of a put option) or more (in the case of a call option) than the exercise price. If a Fund does not exercise an option, the premium it paid for the option will be lost. Normally, a Fund will write “covered” options (i.e., an option for securities the Fund owns), but may write an uncovered call option for cross-hedging purposes.

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Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

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Swap Transactions. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset (the “notional” principal amount). Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with a fund receiving or paying, as the case may be, only the net amount of the two payments). Payments received by a Fund from swap agreements will result in taxable income, either as ordinary income or capital gains. Generally, the notional principal amount is used solely to calculate the payment streams but is not exchanged. Certain standardized swaps, including certain interest rate swaps and credit default swaps, are subject to mandatory central clearing. Although central clearing is intended to reduce counterparty credit risk and increase liquidity, it will not make swap transactions risk free.

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A Fund’s use of derivatives may involve the following types of risks, which differ from and, in certain cases, may be greater than, the risks presented by more traditional investments.

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Market Risk. This is the general risk that the value of a particular investment will change in a way detrimental to a Fund’s interest. This risk applies to all investments. The market values of securities or other investments that the Funds hold may fall, sometimes rapidly or unpredictably, or fail to rise for various reasons including changes or potential or perceived changes in U.S. or foreign economies, financial markets, interest rates, the liquidity of investments and other factors including terrorism, war, natural disasters and public health events and crises, including disease/virus outbreaks and epidemics. The resulting short-term and long-term effects and consequences of such events and factors on global and local economies and specific countries, regions, businesses, industries, and companies cannot necessarily be foreseen or predicted. From time to time, certain market segments (such as equity or fixed income), investment styles (such as growth or value), or other investment categories, may fall out of favor which may impair the value of an investment in a Fund. An investment in a Fund could lose money over short or long periods.

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Management Risk. Derivative products are highly specialized instruments and require risk analyses that differ from those associated with stocks and bonds. Adequate controls must be used to monitor, among other things, the ability to assess the risk that a derivative adds to a Fund’s investment portfolio and the ability to forecast price, interest rate or currency exchange rate movements correctly.

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Credit Risk. This is the risk that a loss may be sustained by a Fund as a result of the failure of the counterparty to a derivative to comply with the terms of the derivative contract. The credit risk for derivatives traded on an exchange or through a clearinghouse is generally less than for uncleared OTC derivatives, since the performance of the exchange or clearinghouse, which is the issuer or counterparty to each derivative, is supported by all members of such exchange or clearinghouse. The performance of an exchange or clearinghouse is further supported by a daily payment system (i.e., margin requirements) operated by the exchange or clearinghouse in order to reduce overall credit risk. There is no similar intermediary support for uncleared OTC derivatives. Therefore, a Fund will effect transactions in uncleared OTC derivatives only with investment dealers and other financial institutions (such as commercial banks) deemed creditworthy by the Manager.

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Counterparty Risk. The value of an OTC derivative will depend on the ability and willingness of the counterparty to perform its obligations under the transaction. If the counterparty defaults, the investing Fund will have contractual remedies but may choose not to enforce them to avoid the cost and unpredictability of legal proceedings. In addition, if a counterparty fails to meet its contractual obligations, the Fund could miss investment opportunities or otherwise be required to retain investments it would prefer to sell, resulting in losses for the Fund. OTC derivatives generally expose a Fund to greater counterparty risk than derivatives traded on an exchange or through a clearinghouse.

Regulations affecting derivatives transactions require certain standardized derivatives, including many types of swaps, to be subject to mandatory central clearing. Under these requirements, a central clearing organization is substituted as the counterparty to each side of the derivatives transaction. Each party to a derivatives transaction covered by the regulations is required to maintain its positions with a clearing organization through one or more clearing brokers. Central clearing is intended to reduce, but not eliminate, counterparty risk. A Fund is subject to the risk that its clearing member or clearing organization will itself be unable to perform its obligations. A Fund may also face the indirect risk of the failure of another clearing member customer to meet its obligations to the clearing member, causing a default by the clearing member on its obligations to the clearinghouse.

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Illiquid Investments Risk. Illiquid investments risk exists when a particular instrument is difficult to purchase, sell or otherwise liquidate. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

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Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

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Regulatory Risk. Various U.S. Government entities, including the Commodity Futures Trading Commission and SEC, are in the process of adopting and implementing additional regulations governing derivatives markets required by, among other things, the Dodd–Frank Act. In October 2020, the SEC adopted a new rule regarding the use of derivatives and leverage by registered investment companies requiring, among other things, that a fund entering into derivatives transactions comply with a limit on the amount of leverage-related risk that the fund may obtain based on value-at-risk, or “VaR,” and implement a derivatives risk management program, unless the fund’s derivatives usage is maintained at limited levels. The new rule, which provides for an 18-month compliance transition period ending in August 2022, may limit the use of derivatives by certain Funds. These regulations and actions may adversely affect a Fund’s ability to execute its investment strategy.

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Other Risks. Other risks associated with using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives are often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate with or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Fund’s use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund’s investment objective.

Foreign (Non-U.S.) Securities. The Funds may invest in securities of non-U.S. companies, including depository receipts and similar equity securities, corporate debt securities and short-term debt obligations of foreign governments, and other foreign money market instruments.

Short-term debt obligations of foreign governments acquired by The Fairholme Fund will generally have a maturity of six months or less and a credit rating of “A” or better by S&P Global Ratings (“S&P”) or a similar rating by another nationally recognized statistical rating organization (“NRSRO”). Other debt securities of non-U.S. companies may be purchased by The Fairholme Fund without regard to NRSRO ratings.

Investments in foreign companies involve certain risks not typically associated with investing in domestic companies. An investment in a foreign company may be affected by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a domestic company and foreign companies may not be subject to the same degree of regulation as U.S. companies. Foreign companies, including foreign service providers used by the Funds in connection with these investments, generally are not subject to uniform accounting, auditing, and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes. Such taxes may reduce the net return to Fund shareholders. Foreign securities are often denominated in a currency other than the U.S. dollar. Accordingly, the Funds will be subject to the risks associated with fluctuations in currency values. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of a Fund’s investments in foreign securities. In connection with investments in foreign securities, there is the possibility of expropriation, confiscation, taxation, currency blockage, transaction processing delays or restrictions, or political or social instability that could negatively affect the Funds and the value of an investment in the Funds. In addition, sanctions imposed by the U.S. or a foreign country may restrict a Fund’s ability to purchase or sell foreign securities or may require a Fund to divest its holdings in foreign securities, which could adversely affect the value or liquidity of such holdings.

The United Kingdom (the “U.K.”) formally withdrew from the European Union (the “EU”) on January 31, 2020, and was in a transition period until December 31, 2020, during which the U.K. and the EU negotiated an agreement governing their future trading and security relationships. The U.K. Parliament has ratified the agreement and the EU member states have given their support to have the agreement “provisionally applied” from January 1, 2021 through April 30, 2021. The European Parliament is expected to consider ratification of the agreement before April 30, 2021. The impact on the U.K. and European economies and the broader global economy of the uncertainties associated with ratifying and implementing the agreement are significant and could have an adverse effect on the value of a Fund’s investments and its net asset value. These uncertainties include an increase in the regulatory and customs requirements imposed on cross-border trade between the U.K. and the EU, the negotiation of additional arrangements between the U.K. and the EU affecting important parts of the economy (such as financial services) that are not covered by the agreement, volatility and illiquidity in markets, currency fluctuations, the renegotiation of other existing trading and cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise) of the U.K. and the EU, and potentially lower growth for companies in the U.K., Europe and globally.

Illiquid and Restricted Securities. Each Fund may not invest more than 15% of its net assets in illiquid securities. Under Rule 22e-4 under the 1940 Act, the term “illiquid securities” means any security or investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

Illiquid securities may be difficult to sell promptly at an acceptable price because of a lack of an available market and other factors. The sale of some illiquid and other types of securities may be subject to legal restrictions. A Fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Because illiquid securities may present a greater risk of loss than other types of securities, the Funds will not invest in such securities in excess of the limits set forth above.

The Funds may invest in securities acquired in a privately negotiated transaction from the issuer or a holder of the issuer’s securities. Such securities may not be distributed publicly without registration under the Securities Act of 1933, as amended (the “Securities Act”). Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act (“Rule 144A Securities”)) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Rule 144A Securities allow a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. The Funds have adopted a liquidity risk management program pursuant to Rule 22e-4 under the 1940 Act (the “LRMP”) and related procedures to categorize each Fund’s investments, including Rule 144A Securities, and identify illiquid investments. The LRMP’s administrator will take into account relevant market, trading and investment-specific considerations in doing so. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Fund, however, could affect adversely the marketability of such portfolio securities, and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

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Restricted and illiquid securities are valued by the Manager in accordance with procedures approved by the Board in a manner intended to reflect the fair market value of such securities. Securities that are subject to substantial market and credit risk may have greater illiquid investments risk.

Investment Companies. The Funds may not acquire securities issued by other investment companies, except as permitted by the 1940 Act and the rules and regulations thereunder or any exemptive order or regulatory guidance thereunder. As a shareholder of another investment company, a Fund would bear its pro rata portion of that company’s advisory fees and other expenses. Such fees and expenses will be borne indirectly by the Fund’s shareholders.

Loan Participations and Assignments (Bank Debt). The Funds may invest in bank debt, which includes interests in loans to companies or their affiliates undertaken to finance a capital restructuring or in connection with recapitalizations, acquisitions, leveraged buyouts, refinancings or other financially leveraged transactions and may include loans which are designed to provide temporary or bridge financing to a borrower pending the sale of identified assets, the arrangement of longer-term loans or the issuance, and sale of debt obligations. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a corporate borrower, and one or more financial institutions (“Lenders”), including banks. The Funds’ investment may be in the form of participations in loans (“Participations”) or of assignments of all or a portion of loans from third parties (“Assignments”).

A Fund has the right to receive payments of principal, interest, and any fees to which it is entitled only from the Lender selling Participations and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. Thus, a Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In addition, in connection with purchasing Participations, a Fund generally will have no role in negotiating or effecting amendments, waivers, and consents with respect to the loans underlying the Participations. In the event of the insolvency of the Lender, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower.

In certain cases, the rights and obligations acquired by a Fund through the purchase of an Assignment may differ from, and be more limited than, those held by the assigning selling institution. Assignments are sold strictly without recourse to the selling institutions, and the selling institutions will generally make no representations or warranties to the Fund about the underlying loan, the borrowers, the documentation of the loans or any collateral securing the loans.

Investments in Participations and Assignments involve additional risks, including the risk of nonpayment of principal and interest by the borrower, the risk that any loan collateral may become impaired, and the risk that a Fund may obtain less than the full value for the loan interests sold because they may be illiquid. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, the Fund may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Interests in loans are also subject to additional illiquid investments risks. Loans are generally subject to legal or contractual restrictions on resale. Loans are not currently listed on any securities exchange or automatic quotation system, but are traded by banks and other institutional investors engaged in loan syndication. As a result, no active market may exist for some loans, and to the extent a secondary market exists for other loans, such market may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. Consequently, a Fund may have difficulty disposing of Assignments or Participations in response to a specific economic event such as deterioration in the creditworthiness of the borrower, which can result in a loss. In such market situations, it may be more difficult for a Fund to assign a value to Assignments or Participations when valuing the Fund’s securities and calculating the NAV of the Fund.

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Margin Purchases. The Funds may not purchase securities on margin, except (i) as otherwise permitted under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Funds may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and may make margin payments in connection with futures contracts, options, forward contracts, swaps, and other financial instruments.

Preferred Stock. The Funds may invest in shares of preferred stock. These investments include convertible preferred stock, which includes an option for the holder to convert the preferred stock into the issuer’s common stock under certain conditions, among which may be the specification of a future date when the conversion must begin, a certain number of common shares per preferred shares, or a certain price per share for the common stock. Convertible preferred stock tends to be more volatile than non-convertible preferred stock, because its value is related to the price of the issuer’s common stock as well as the dividends payable on the preferred stock. Preferred shares generally pay dividends at a specified rate and generally have preference over common shares in the payments of dividends and the liquidation of an issuer’s assets. Dividends on preferred shares are generally payable at the discretion of the issuer’s board of directors. Accordingly, shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred shares are also sensitive to changes in interest rates and in the issuer’s creditworthiness. Accordingly, shareholders may experience a loss of value due to adverse interest rate movements or a decline in the issuer’s credit rating.

Publicly Traded Partnerships. The Funds may invest in publicly traded partnerships (“PTPs”), which are limited partnerships the interests in which (called “units”) are traded on public exchanges. PTPs are subject to the risks associated with their underlying assets or operating companies, which typically include assets or companies in the oil and gas sectors. PTPs are also subject to tax risk, as PTPs typically receive pass-through tax treatment and would be adversely affected if they were to loss such status. Other risks of investments in PTPs may include, among others, potential lack of liquidity of PTP units, interest rate risk, limitations on the unitholder’s voting and distribution rights, potential conflicts of interest between a PTP and its general partner, and the possibility of the PTP’s general partner requiring unitholders to sell their units at an undesirable price or time.

Real Estate Investment Trusts. The Funds may invest in real estate investment trusts (“REITs”). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. The Funds intend to include the gross dividends from such REITs in their distributions to shareholders and, accordingly, a portion of the Funds’ distributions may also be designated as a return of capital. A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Repurchase Agreements. Each Fund may invest a portion of its assets in repurchase agreements (“Repos”) with broker-dealers, banks, and other financial institutions, provided that the Fund’s custodian at all times has possession of the securities serving as collateral for the Repos or has proper evidence of book entry receipt of said securities. In a Repo, a Fund purchases securities subject to the seller’s simultaneous agreement to repurchase those securities from the Fund at a specified price and time (as short as one day and as long as several weeks). The repurchase price reflects an agreed-upon interest rate during the time of investment. The collateral may consist of cash items, U.S. Government debt securities, or securities that, at the time the Repo is entered into, have been determined to be liquid and issued by a person with an exceptionally strong capacity to meet its financial obligations. A Repo exposes a Fund to the risk that the party that sells the securities will default on its obligation to repurchase those securities. If that happens, the Fund can lose money because it may not be able to sell the securities at the agreed-upon time and price or because the securities may lose value before they can be sold. If an institution with whom a Fund has entered into a Repo enters insolvency proceedings, the resulting delay, if any, in the Fund’s ability to liquidate the securities serving as collateral could cause the Fund some loss if the securities declined in value prior to liquidation. To minimize the risk of such loss, the Funds will enter into Repos only with institutions and dealers considered creditworthy.

Rights and Warrants. The Funds may invest in rights or warrants. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities that may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales. The Funds may engage in short sale transactions as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale. When a Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain. Although a Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

When-Issued Securities and Delayed-Delivery Transactions. The Funds may purchase securities on a when-issued basis, and they may purchase or sell securities for delayed-delivery. These transactions occur when securities are purchased or sold by a Fund with payment and delivery taking place at some future date. A Fund may enter into such transactions when, in the Manager’s opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable. The Funds have not established any limit on the percentage of assets they may commit to such transactions. To minimize the risks of entering into these transactions, the Funds will maintain a segregated account with their custodian consisting of cash, or other high-grade liquid debt securities, denominated in U.S. dollars or non-U.S. currencies, in an amount equal to the aggregate fair market value of their commitments to such transactions.

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Control and Other Substantial Positions. A Fund may make investments in the securities of a company for the purpose of affecting the management or control of the company or may have or acquire a substantial position in the securities of a company, subject to applicable legal restrictions with respect to the investment.

These investments impose additional risks for a Fund other than a possible decline in the value of the investments. A Fund, individually or together with other accounts managed by the Manager, may obtain a controlling or other substantial position in a public or private company (each, a “Portfolio Company”). Should a Fund and other accounts managed by the Manager obtain such a position, the Fund and the Manager may be required to make filings with the SEC concerning holdings in the Portfolio Company. The application of statutory, regulatory and other requirements to a Fund, or to the Manager and its affiliates, could restrict activities contemplated by the Fund, or by the Manager and its affiliates, with respect to a Portfolio Company or limit the time and the manner in which the Fund is able to dispose of its holdings or hedge such holdings. A Fund or the Manager and its affiliates may be required to obtain relief from the SEC or its staff prior to engaging in certain activities with respect to a Portfolio Company that could be deemed a joint arrangement under the 1940 Act.

A Fund may incur substantial expenses when taking control or other substantial positions in a company, including paying market prices for securities whose value the Fund is required to discount when computing the NAV of Fund shares, and there is no guarantee that such expenses and costs can be recouped. In addition, a Fund’s investments could be frozen in minority positions and the Fund could incur substantial losses, and a Fund may be subject to legal expenses and other costs associated with its taking such control or other substantial positions.

A Fund could be exposed to various legal claims by governmental entities, or by a Portfolio Company, its security holders and its creditors, arising from, among other things, the Fund’s status as an insider or control person of a Portfolio Company or from the Manager’s designation of directors to serve on the boards of directors of a Portfolio Company. Such legal claims include claims that a Fund or the Manager (as a controlling person) is liable for securities laws violations by the Portfolio Company or environmental damage or product defects caused by the Portfolio Company or failure to supervise the Portfolio Company. Such legal claims also include claims that the Fund, as a control person or significant shareholder of the Portfolio Company, has a fiduciary responsibility to other shareholders in connection with the Fund’s voting or investment decisions with respect to its holdings of the Portfolio Company’s shares.

Notwithstanding the foregoing, none of the Funds nor the Manager intends to have unilateral control of any Portfolio Company, and a Fund or the Manager may be unable to control the timing or occurrence of an exit strategy for any Portfolio Company.

The following applies to The Fairholme Fund only:

Special Situations. From time to time, The Fairholme Fund intends to invest in special situations, which may involve purchases of securities, including equity securities, fixed-income securities (which may include high yield debt securities or “junk bonds”), and securities of companies that are in default. A special situation arises when, in the opinion of the Manager, the securities of a company will, over time, appreciate in value due to company specific developments that are independent of general business or market conditions. Such developments and situations include liquidations, reorganizations, recapitalizations, mergers, material litigation, technological breakthroughs, and new management or management policies. Although large and well-known companies may be involved, special situations often involve greater risk than is found in the normal course of investing.

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ADDITIONAL INFORMATION ABOUT INVESTMENT OPTIONS AND RISK CONSIDERATIONS

Cybersecurity Risk. As the use of the internet and other technologies has become more prevalent in the course of business, the Funds and their service providers, including the Manager, have become more susceptible to operational and financial risks associated with cybersecurity. Cybersecurity incidents can result from deliberate attacks, such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing inciting operational disruptions, or from unintentional events, such as the inadvertent release of confidential information. Cybersecurity failures or breaches of a Fund, any of its service providers or an issuer of securities in which the Fund invests have the ability to cause disruptions and affect business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, reputational damage, reimbursement and other compensation costs, and/or additional compliance costs. While measures have been developed that are designed to reduce the risks associated with cybersecurity, there is no guarantee that those measures will be effective, particularly since the Funds do not control the cybersecurity defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Future Developments. The Funds may take advantage of other investment practices that are not currently contemplated for use by the Funds, or are not available but may yet be developed, to the extent such investment practices are consistent with the Funds’ investment objectives and legally permissible for the Funds. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Master-Feeder Option. Notwithstanding their other investment policies, the Funds may seek to achieve their investment objectives by investing substantially all net assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those of the Funds. Although such an investment may be made in the sole discretion of the Directors, a Fund’s shareholders will be given 30 days prior notice of any such investment. There is no current intent to make such an investment.

Portfolio Turnover. A Fund’s portfolio turnover rate may vary significantly from year to year. For the fiscal years ended November 30, 2020 and November 30, 2019, the portfolio turnover rate of The Fairholme Fund was 8.18% and 8.05%, respectively. For the fiscal years ended November 30, 2020 and November 30, 2019, the portfolio turnover rate of The Income Fund was 100.67% and 16.70% respectively. The Income Fund’s portfolio turnover rate increased during the fiscal year ended November 30, 2020, due to changes in The Income Fund’s portfolio in response to changes in market conditions. For the fiscal years ended November 30, 2020 and November 30, 2019, the portfolio turnover rate of The Allocation Fund was 32.15% and 15.58%, respectively.

High portfolio turnover in any year will result in the payment by a Fund of above-average transaction costs and could result in the payment by shareholders of above-average taxes on realized investment gains. Distributions to shareholders of such investment gains, to the extent they consist of short-term capital gains, will be considered ordinary income for federal income tax purposes.

Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities (excluding short-term securities and U.S. Government debt securities) owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold, and either repurchased or replaced within one year.

Certain Risk Considerations. The following disclosure supplements the risk disclosure included in the Prospectus.

Convertible Security Risk. One or more Funds may invest in convertible securities. Such investments are subject to the market risks of equity securities, the risks of debt securities, and other risks. The market value of securities tends to decline as interest rates increase. Their value also tends to change whenever the market values of underlying securities fluctuate.

Bank Debt Risk. One or more Funds may invest in bank debt, which includes interests in loans to companies or their affiliates undertaken for various purposes. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a company and one or more financial institutions, including banks. A Fund’s investment may be in the form of Participations or Assignments. Investments in bank debt involve credit risk, interest rate risk, illiquid investments risk, and other risks, including the risk that any loan collateral may become impaired or that the Fund may obtain less than the full value for the loan interests when sold.

Investment in High Yield Securities. The Funds’ investments in securities that are rated below investment grade by one or more NRSRO or rating agency (i.e., Ba3 and lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB- and lower by S&P and Fitch Ratings (“Fitch”)) or, if not rated, determined by the Manager to be of equivalent quality (“high yield securities”), are subject to greater risk of loss of principal and interest than higher-rated securities. High yield securities are also generally considered to be subject to greater market risk than higher-rated securities and the capacity of issuers of high yield securities to pay interest and repay principal is more likely to weaken than that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, high yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

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Although the Manager does not rely on the ratings of rating agencies in selecting such investments, debt securities rated Ba (including Ba1, Ba2 and Ba3) by Moody’s or BB (including BB+ and BB-) by S&P and Fitch are judged to have speculative elements or to be predominantly speculative with respect to the issuer’s ability to pay interest and repay principal. Debt securities rated B (including B1, B2, B3, B+ and B-) by Moody’s, S&P, and Fitch are judged to have highly speculative characteristics or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Securities rated Baa (including Baa1, Baa2 and Baa3) by Moody’s are also judged to be subject to moderate credit risk and as such may have speculative characteristics.

The market for high yield securities may be less liquid than the market for higher-rated securities, which can adversely affect the prices at which high yield securities can be sold. Adverse publicity and investor perceptions about high yield securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of these securities. To the extent there is no established secondary market for high yield securities, the Funds may experience difficulty in valuing such securities and, in turn, the Funds’ assets.

Although the Manager will attempt to reduce the risk inherent in investing in high yield securities through credit analysis and attention to current developments and other trends affecting fixed-income securities, losses may occur. Certain high yield securities in which the Funds may invest may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, the Funds’ income may decline as a result of a loss of the higher income from such securities.

Ratings of fixed-income securities by the NRSROs are a generally accepted barometer of credit risk, but are subject to limitations. Although the Manager considers credit ratings, it does not rely on them in selecting investments. The rating of a security is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in the credit risk of securities within each rating category. Some securities are rated by more than one NRSRO, and the ratings assigned to the security by the rating agencies may differ. In such an event and for purposes of determining compliance with restrictions on investments for the Funds, if a security is rated by two or more rating agencies, the Manager will deem the security to be rated at the highest rating.

Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

Participation in Legal and Other Activities. A Fund may seek, and from time to time has sought, to assert its rights as a shareholder or owner of interests or assets in an issuer in which the Fund has invested, including through instituting legal actions against the issuer and its related parties. In addition, a Fund may engage, and from time to time has engaged, in activities intended to affect public opinion and the actions of legislatures and governmental entities in connection with its portfolio investments. To the extent it engages in any of these activities, the Fund incurs certain expenses (such as legal, consulting, public relations and similar expenses) that it may not recoup through its the investments, and such expenses increase the Fund’s operating expenses or cost basis of the investment and could adversely affect its investments and the Fund’s net asset value. From time to time, a Fund may seek to reduce these expenses by coordinating its activities with other investors.

The Fairholme Fund has filed complaints against the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”), the Federal Housing Finance Agency, and the United States in connection with its investments in securities of FNMA and FHLMC. If the costs incurred by The Fairholme Fund in connection with these complaints unexpectedly increase or become disproportionate to the potential benefits to The Fairholme Fund, The Fairholme Fund could change its legal strategy. Such a change may affect the amount and timing of a legal recovery.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Company has adopted policies and procedures reasonably designed to prevent selective disclosure of the Funds’ portfolio holdings to third parties. Each Fund publicly discloses its portfolio holdings information on a quarterly basis by way of filings with the SEC on Form N-PORT; information reported on Form N-PORT is made publicly available 60 days after the end of each quarter. Each Fund also publicly discloses its portfolio holdings information in its shareholder reports, which are filed with the SEC within 70 days after the end of the second and fourth quarters and are available to the public on the Fund’s website or by calling Fund Shareholder Services at 1-866-202-2263. The Annual Report and Semi-Annual Report of the Funds also contain information concerning the portfolio holdings of the Funds, including identifying for each such holding its percentage of the Fund’s net assets as of the date of the report. Each Fund may also make certain disclosures for legitimate business purposes, such as to provide information to service providers or broker-dealers in connection with their performing services for the Fund, as long as the recipient of such disclosures has been notified, or has executed an agreement recognizing, that such recipient is subject to a duty of confidentiality and may not trade in securities on the basis of any non-public information that may be included in the disclosures. Each Fund reserves the right to request from a disclosure recipient or

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its senior officers certifications that such recipient will use the information only in a manner that is consistent with the Fund’s portfolio holdings disclosure policy and procedures and any applicable confidentiality agreement. Consistent with the foregoing, each of the following service providers of each Fund has been approved to receive information concerning the Fund’s portfolio holdings, and is subject to an arrangement with the Fund, pursuant to which the provider receives holdings information relating to the services provided: (i) the Fund’s independent registered public accounting firm; (ii) the Fund’s custodian; (iii) the Fund’s transfer agent, administrator, and fund accountant; and (iv) the Fund’s financial printer. Information is provided to these service providers as needed, including daily, in order for the service provider to perform its services for a Fund and with no time lag. Service providers are prohibited from using the portfolio holdings information for trading purposes and from sharing the portfolio holdings information, unless specifically authorized.

In addition, the executive officers of the Company or the Chief Compliance Officer (or his or her designee) (each an “Authorized Person”) may, on behalf of a Fund, authorize disclosure of a Fund’s portfolio holdings to other persons only after determining that the disclosure of non-public portfolio holdings is not impermissible under applicable law or regulation, and after considering the anticipated benefits and costs to the Fund and its shareholders, the purpose of the disclosure, and any potential conflicts of interest between the Fund and its shareholders and the interests of the Manager and any of its affiliates. Any such disclosure authorizations must be reported to the Board, and the Directors review at least annually information regarding the nature of any such disclosures and recipients. If the Directors determine that any such disclosure was inappropriate, the Directors will take such action as they deem necessary and appropriate to protect the interests of shareholders.

The Funds believe the foregoing policies and procedures reduce the likelihood that conflicts of interest will arise between shareholders and affiliates of the Funds. Both the Manager and the Company have Codes of Ethics that govern conflicts of interest and that are designed to minimize the possibility that employees of the Funds or the Manager will act in a manner that is inconsistent with their respective duties to the Funds and Fund shareholders. No employee of the Funds, the Manager, or any of the Manager’s affiliates receives any compensation whatsoever in connection with proper disclosure of Fund portfolio holdings information.

INVESTMENT RESTRICTIONS

The restrictions listed below are fundamental policies of each Fund and may be changed only with the approval of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act. As provided in the 1940 Act, a vote of a majority of the outstanding voting securities of a Fund means the affirmative vote of the lesser of (A) more than 50% of the outstanding shares of the Fund, or (B) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in the values of a Fund’s assets as a whole will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by the Fund at the time it purchases any security.

(1)

The Fund may not concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

(2)

The Fund may not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

For the purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts, and other derivatives such as swaps, are not deemed to involve the issuance of a senior security.

(3)

The Fund may not act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

(4)

The Fund may not make loans, except through (i) the purchase of debt obligations in accordance with their investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds, each as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act.

(5)

The Fairholme Fund and The Income Fund. The Fund may not purchase or sell commodities, except that the Fund may enter into futures contracts, options on futures contracts, and privately-negotiated contracts for the current or future delivery of commodities.

The Allocation Fund. The Fund may purchase or sell commodities or options thereon to the extent permitted by applicable law.

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(6)

The Fund may not purchase or sell real estate, except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

INVESTMENT MANAGER

Information about the Manager, Fairholme Capital Management, L.L.C., is set forth in the Prospectus. This section contains additional information about the Manager and the portfolio manager.

Bruce R. Berkowitz is deemed to control the Manager. The Manager is a wholly-owned subsidiary of Fairholme Holdings LLC. Membership interests in Fairholme Holdings LLC are held by Gables Investment Partnership, LLLP, East Lane LLC, and Mr. Berkowitz. Mr. Berkowitz is the Manager of Fairholme Holdings LLC, Managing Member of East Lane LLC, and Managing Member of Gables Investment GP, LLC, which is the general partner of Gables Investment Partnership, LLLP. Mr. Berkowitz is the sole limited partner of Gables Investment Partnership, LLLP.

Portfolio Management

The table below identifies the portfolio manager, the number of accounts managed by the portfolio manager, and the total assets in such accounts, within each of the following categories: registered investment companies, pooled investment vehicles (private funds), and other accounts. Information in the table is shown as of November 30, 2020. Asset amounts are approximate and have been rounded.

Accounts Managed by Bruce R. Berkowitz Account Type	Number of Accounts	Total Assets	Number of Accounts Subject to a Performance Fee	Total Assets Subject to a Performance Fee

Registered Investment Companies	3	$ 1.433 billion*	0	N/A

Other Pooled Investment Vehicles	2	$25 million	0	N/A

Other Accounts	118	$ 470 million**	0	N/A

*	Reflects the total assets of The Fairholme Fund, The Income Fund and The Allocation Fund.
**

Certain of the separate accounts invest a portion or all of their assets in one or more of the Funds. The total assets reflected above for such accounts exclude account assets invested in the Funds. Account assets invested in the Funds are included in the total assets of the Funds set forth under “Registered Investment Companies.”

Conflicts of Interest

In addition to acting as the investment adviser to each Fund, the Manager serves as the investment adviser or sub-adviser for pooled investment vehicles and separate accounts. The Manager seeks to treat all clients fairly and equitably and has adopted policies and procedures reasonably designed to ensure that no client is disadvantaged over another where more than one client has the ability to invest in similar securities or participate in similar investment opportunities. Although many clients of the Manager have assets managed with the same overall investment philosophy, not all clients use the same specific investment strategies to achieve their goals. Some clients, for example, are permitted to invest without regard to liquidity and may pursue strategies that are not available to the Funds. In addition, separate account and/or pooled investment vehicle clients may be more concentrated in specific securities or industries than the Funds, which are limited by the 1940 Act’s restrictions on such concentration. Furthermore, different clients of the Manager have different restrictions on their permitted investment activities, whether by statute, contract or instruction of the client. As a consequence of employing differing strategies and taking into account total asset size and investment restrictions, among other applicable factors, the portfolio holdings and investment performance of the Manager’s clients may materially differ. Another consequence of employing differing strategies is that there may be circumstances where the Manager is buying a security for one client account while selling that security for another client account. In addition to potentially affecting the Manager’s objectivity, this practice could disadvantage one client (relative to another client) by adversely affecting the prices at which the client’s trades are executed.

Mr. Berkowitz serves as a Director and Chairman of the Board of Directors of The St. Joe Company, securities of which are held by The Fairholme Fund and The Allocation Fund; and such service raises potential conflicts of interest for this individual, as he is a fiduciary of both the Company and The St. Joe Company, and subjects each such Fund to the risks, limitations and restrictions described under “Control and Other Substantial Positions” risk above.

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Portfolio Manager Compensation

The Company does not directly compensate any personnel of the Manager, including the portfolio manager. Currently, Mr. Berkowitz’s compensation from the Manager, through its interest in Fairholme Holdings LLC, is in the form of a fixed guaranteed payment and a share of the Manager’s total profits.

As of November 30, 2020, the Manager received asset-based fees for its advisory services to its clients. The portfolio manager is not compensated based directly on the performance of the Funds or the value of each Fund’s respective assets.

Ownership of Fund Securities

As of the fiscal year ended November 30, 2020, Mr. Berkowitz and his immediate family members owned shares of The Fairholme Fund worth in excess of $1,000,000, shares of The Income Fund worth in excess of $1,000,000, and shares of The Allocation Fund worth in excess of $1,000,000.

As of February 28, 2021, officers and employees of the Manager or its affiliate collectively owned shares of The Fairholme Fund worth $420 million, shares of The Income Fund worth $37 million, and shares of The Allocation Fund worth $39 million.

THE INVESTMENT MANAGEMENT AGREEMENTS

The Company has entered into an Investment Management Agreement with the Manager on behalf of each Fund (each, a “Management Agreement” and collectively, the “Management Agreements”). Under the terms of each Management Agreement, the Manager manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions. The Manager furnishes an investment program for each Fund; determines what investments should be purchased, sold, and held; and makes changes in the investments of the Fund. At all times, the Manager’s actions on behalf of the Funds are subject to the overall supervision and review of the Board. The Manager also manages investments for other clients whose objectives and strategies may result in conflicts of interest with the Funds. The Board has been advised of such potential conflicts and believes that the Manager has adequate policies and procedures designed to minimize the impact of any such conflicts on the Funds’ portfolios.

Pursuant to each Management Agreement, the Manager provides, or arranges to provide, administrative and all other services necessary to manage the business and day-to-day operational needs of the Fund including: transfer agency, fund accounting, fund administration, custody, legal, audit, compliance, certain directors’ fees, call center, fulfillment, travel, insurance, rent, printing, postage, and other office supplies. Under each Management Agreement, the Fund retains responsibility for portfolio commission expenses, acquired fund fees and expenses, and other extraordinary expenses, if any, including litigation costs.

In consideration of the investment management and operating services provided by the Manager to each of The Fairholme Fund, The Income Fund, and The Allocation Fund pursuant to each Fund’s Management Agreement, the Manager is eligible to receive from the Fund a management fee at an annual rate equal to 1.00% of its daily average net assets. The Manager has agreed to waive, on a voluntary basis, a portion of the management fee payable by each Fund to the extent necessary to limit the management fee paid to the Manager by the Fund to an annual rate of 0.80% of that Fund’s daily average NAV (“Undertaking”). This Undertaking may be terminated by the Manager upon 60 days’ written notice to the applicable Fund.

Under each Management Agreement, the Manager may, with the Board’s approval, employ third parties, including affiliated service providers, to assist it in performing the various services required by the Fund. The Manager is responsible for compensating such parties.

Each Management Agreement provides that the Manager shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with services under the Management Agreement, except by reason of the Manager’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Each Management Agreement provides for an initial term of two years and thereafter may continue in effect from year to year if its continuance is approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Directors who are not parties to such agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

For the fiscal years ended November 30, 2020, November 30, 2019 and November 30, 2018, the Company paid $8,091,114, $8,752,588 and $12,089,923, respectively, in fees to the Manager pursuant to the Management Agreement of The Fairholme Fund.

For the fiscal years ended November 30, 2020, November 30, 2019 and November 30, 2018, the Company paid $1,227,145, $1,499,287 and $1,844,276, respectively, in fees to the Manager pursuant to the Management Agreement of The Income Fund.

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For the fiscal years ended November 30, 2020, November 30, 2019 and November 30, 2018, the Company paid $425,546, $577,018 and $759,611, respectively, in fees to the Manager pursuant to the Management Agreement of The Allocation Fund.

DIRECTORS AND OFFICERS

The Directors and officers of the Company are listed below.

Name, Age & Address†	Position(s) Held with the Company	Term of Office & Length of Time Served**	Principal Occupation(s) During Past 5 Years or Longer§	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years or Longer
Interested Directors and Officers

Bruce R. Berkowitz* Age 62	Director, President	Mr. Berkowitz has served as a Director of the Company since December 15, 1999.	Manager, Fairholme Holdings LLC since January 2015; Chief Investment Officer, Fairholme Capital Management, L.L.C. since October 1997; Managing Member, Fairholme Capital Management, L.L.C. from October 1997 to December 2014.	3	Director and Chairman of the Board of Directors, The St. Joe Co.; Chief Executive Officer, Director and Chairman of the Board of Directors, Fairholme Trust Company, LLC (January 2015 until September 2019); and Director, Sears Holdings Corporation (February 2016 until October 2017).
Independent Directors^

Terry L. Baxter Age 75	Director	Mr. Baxter has served as a Director of the Company since May 19, 2008.	Chairman of the Board, CEO, Source One (financial services, retired); President of White Mountain Holdings (insurance and financial services, retired).	3	Director, Main Street America Group (until October 2018).

Steven J. Gilbert Age 73	Director	Mr. Gilbert has served as a Director of the Company since June 16, 2014.	Chairman, Gilbert Global Equity Partners, L.P. since 1998; Vice Chairman, MidOcean Equity Partners, L.P. since 2005; Co-Chairman, Birch Grove Capital since 2013.	3	Chairman, TRI Pointe Homes, Inc.; Lead Independent Director, Empire State Realty Trust; Director, Oaktree Capital Group; Director, MBIA, Inc.; Director, Florida Food Products, Inc.; Director, Waterpik, Inc. (until 2018); Chairman CPM Holdings, Inc. (until December 2018) and Director, Trade Informatics, Inc. (until March 2016).

Leigh Walters, Esq. Age 74	Director	Mr. Walters has served as a Director of the Company since December 15, 1999.	Vice-President and Director, Valcor Engineering Corporation. Attorney-at-Law.	3	Director, Valcor Engineering Corporation.

†	Unless otherwise indicated, the address of each Director is c/o Fairholme Capital Management, L.L.C., 2601 NE 2nd Avenue, Miami, FL 33137.
^	Independent Directors are not “interested persons” of the Company, as defined in the 1940 Act (“Independent Directors”).
*	Mr. Berkowitz is an “interested person” of the Company (“Interested Director”), as defined in the 1940 Act, because of his affiliation with the Manager.
**	Each Director serves for an indefinite term. Each officer serves for an annual term and until his or her successor is elected and qualified.
§

The information reported includes the principal occupation during the last five years or longer for each Director and other information relating to the professional experiences, attributes and skills relevant to each Director’s qualifications to serve as Director.

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Officers of the Company

Name, Age & Address†	Position(s) Held with the Company	Term of Office & Length of Time Served*	Principal Occupation(s) During Past 5 Years
Fernando Font Age 47	Vice President	Mr. Font has served as Vice President of the Company since June 2015.	Chief Administrative Officer of Fairholme Capital Management, L.L.C. since August 2009.

Wayne Kellner Age 51	Treasurer	Mr. Kellner has served as Treasurer of the Company since March 2012.	President, Fairholme Holdings L.L.C. since January 2017; Chief Operating Officer, Fairholme Capital Management, L.L.C. since June 2014; and Chief Financial Officer, Fairholme Capital Management, L.L.C. since January 2012.

Erica Kapahi Age 41	Chief Compliance Officer and Secretary	Ms. Kapahi has served as Chief Compliance Officer and Secretary of the Company since February 2020.	Chief Compliance Officer, Fairholme Capital Management, L.L.C. since February 2020; Compliance Officer, Fairholme Capital Management, L.L.C. from August 2009 until February 2020.

†	Unless otherwise indicated, the address of each officer identified above is c/o Fairholme Capital Management, L.L.C., 2601 NE 2nd Avenue, Miami, FL 33137.
*	Each officer serves for an annual term and until his or her successor is elected and qualified.

Leadership Structure and the Board of Directors

The Board is responsible for overseeing the business affairs of the Company, including the business affairs of the Funds. The Board is composed of four Directors currently, three of whom are not “interested persons” (as defined in the 1940 Act) of the Funds (the “Independent Directors”). In addition to four regularly scheduled meetings per year, the Independent Directors meet regularly in executive sessions among themselves and with Fund counsel to consider a variety of matters affecting the Funds. These sessions generally occur prior to, and following, scheduled Board meetings and at such other times as the Independent Directors may deem necessary. As discussed in further detail below, the Board has established three standing committees to assist the Board in performing its oversight responsibilities: the Audit Committee, the Nominating Committee, and the Proxy Voting Committee. The Board is responsible for overseeing the Manager and other service providers with respect to the services they provide to the Company and the Funds in accordance with the provisions of the 1940 Act and other applicable laws.

The Company’s By-Laws do not set forth any specific qualifications to serve as a Director. The Nominating Committee Charter (“Charter”) sets forth a number of factors the Nominating Committee will take into account in considering candidates for membership on the Board, including: (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director/trustee or senior officer of other public companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the on-going functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board, and carry out his or her duties in the best interests of the Funds; and (vii) such other factors as the committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors. In addition, in evaluating a candidate for nomination or election as a Director, the Nominating Committee will take into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes, and skills that the Nominating Committee believes contributes to good governance for the Funds. With respect to evaluating candidates to serve as Independent Directors of the Board, the Charter states that the Board shall consider each candidate’s ability to qualify as an Independent Director for purposes of the 1940 Act and any other standards of independence that may be relevant to the Company. The Chairman of the Board is not an Independent Director. The Company does not have a lead Independent Director. The Chairman’s role is to set the agenda at each Board meeting, preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Directors generally between meetings. The Chairman may also perform other such functions as may be determined by the Board. Among the attributes or skills common to all Directors are their ability to review critically, evaluate, question, and discuss information provided to them, to interact effectively with the other Directors, the Manager, other service providers, counsel and the independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Directors. Each Director’s ability to perform his or her duties effectively has been attained through the Director’s business, consulting, public service and/or academic positions, and through experience from service as a board member of the Funds, public companies or other organizations as set forth in the preceding Directors and Officers table. Each Director’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.

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The Board’s leadership structure is appropriate in light of the characteristics and circumstances of the Company and the Funds, including factors such as the Funds’ investment strategies and styles, the net assets of the Funds, the committee structure of the Company, and the management, distribution, and other service arrangements of the Funds. The current leadership structure permits the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among service providers, committees of Directors, and the full Board in a manner that enhances effective oversight. The Board believes that having a majority of Independent Directors is appropriate and in the best interest of the Funds, and that the Board leadership by Mr. Berkowitz provides the Board with valuable corporate and financial insights that assist the Board as a whole with the decision-making process. At the Board’s discretion, the leadership structure of the Board may be changed at any time, including in response to changes in circumstances or the characteristics of the Funds.

Risk Oversight

The Funds are subject to a number of risks, including investment, compliance, operational, and valuation risks. Day-to-day risk management functions are subsumed within the responsibilities of the Manager and the other service providers (depending on the nature of the risk) that conduct or carry out the Funds’ investment management and business affairs.

Risk oversight is part of the Board’s general oversight of the Funds and is addressed as part of various Board and committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters concerning the Funds and their principal service providers. As part of the Board’s periodic review of the Funds’ advisory and other service provider agreements, the Board may consider risk management aspects of the service providers’ operations and the functions for which they are responsible. As part of its regular oversight of the Funds, the Board, directly or through a committee, interacts with and reviews reports from the Manager, and the Funds’ administrator, Chief Compliance Officer, independent registered public accounting firm, and other providers, as appropriate, regarding risks faced by the Funds and relevant risk functions. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Audit Committee

The Board has formed an Audit Committee to oversee the financial reporting of the Funds, nominate independent auditors to conduct audits of the Funds’ financial statements, and perform other related duties. The Audit Committee has adopted a charter to govern such activities. The Audit Committee met two times during the fiscal year ended November 30, 2020. The members of the Audit Committee are: Steven J. Gilbert (Chairperson), Terry L. Baxter and Leigh Walters.

Nominating Committee

The Board has formed a Nominating Committee (“Nominating Committee”). The Nominating Committee will recommend nominees to the Board for election and periodically review the composition of the Board. The Nominating Committee did not meet during the fiscal year ended November 30, 2020. The Nominating Committee does not consider nominees recommended by shareholders as candidates for Board membership. The members of the Nominating Committee are: Terry L. Baxter (Chairperson), Steven J. Gilbert and Leigh Walters.

Proxy Voting Committee

The Board has established a Proxy Voting Committee. The Proxy Voting Committee considers proxies involving potential conflicts of interest and requests for waivers of the proxy voting policy. The Proxy Voting Committee did not meet during the fiscal year ended November 30, 2020. The members of the Proxy Voting Committee are: Leigh Walters (Chairperson), Terry L. Baxter and Steven J. Gilbert.

Compensation

Each Director who is not an employee of the Manager receives an annual retainer of $75,000. The Chairperson of the Audit Committee also receives an annual retainer of $37,500. All Directors are permitted reimbursement for any out-of-pocket expenses incurred in connection with attendance at meetings. Pursuant to its obligations to the Company under the Management Agreement, the Manager is responsible for paying compensation, if any, to each of the Company’s Directors who are entitled to receive compensation from the Company.

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The table below sets forth the compensation paid to Directors by the Company during the fiscal year ended November 30, 2020:

	AGGREGATE COMPENSATION FROM THE FUNDS (PAID BY THE MANAGER)	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUNDS’ EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION PAID TO DIRECTOR
INTERESTED DIRECTORS
Cesar L. Alvarez^	$9,375	-0-	-0-	$9,375
Bruce R. Berkowitz	-0-	-0-	-0-	-0-
Howard S. Frank^	$9,375	-0-	-0-	$9,375

INDEPENDENT DIRECTORS
Terry L. Baxter	$75,000	-0-	-0-	$75,000
Steven J. Gilbert	$112,500	-0-	-0-	$112,500
Avivith Oppenheim^	$9,375	-0-	-0-	$9,375
Leigh Walters	$75,000	-0-	-0-	$75,000

^	Ms. Oppenheim and Messrs. Alvarez and Frank retired as Directors of the Company effective February 15, 2020.

Director Ownership of Fund Shares and Other Information

As of December 31, 2020, the Directors beneficially owned equity securities in the Funds in the following amounts:

	DOLLAR RANGE OF SHARES HELD IN THE FAIRHOLME FUND	DOLLAR RANGE OF SHARES HELD IN THE INCOME FUND	DOLLAR RANGE OF SHARES HELD IN THE ALLOCATION FUND	AGGREGATE DOLLAR RANGE OF SHARES HELD IN ALL FUNDS OVERSEEN BY DIRECTOR
INTERESTED DIRECTORS
Bruce R. Berkowitz	Over $100,000	Over $100,000	Over $100,000	Over $100,000

INDEPENDENT DIRECTORS
Terry L. Baxter	Over $100,000	Over $100,000	none	Over $100,000
Steven J. Gilbert	Over $100,000	Over $100,000	none	Over $100,000
Leigh Walters	Over $100,000	Over $100,000	none	Over $100,000

As of February 28, 2021, the Officers and Directors of the Company (and their affiliates), as a group, owned approximately 13,467,271 shares or approximately 27.7% of The Fairholme Fund’s outstanding shares, approximately 3,854,179 shares or approximately 33.8% of The Income Fund’s outstanding shares, and approximately 4,420,188 shares or approximately 66.7% of The Allocation Fund’s outstanding shares. As of December 31, 2020, Mr. Walters owned shares of common stock of The St. Joe Company (a portfolio company of The Fairholme Fund and The Allocation Fund) that were valued at $154,900 and comprised less than 0.01% of the outstanding common stock of the St. Joe Company.

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CONTROL PERSONS AND SHAREHOLDERS OWNING OVER 5% OF FUND SHARES

As of February 28, 2021, the following persons owned of record or beneficially 5% or more of The Fairholme Fund’s outstanding shares.

NAME OF SHAREHOLDER	NUMBER OF FAIRHOLME FUND SHARES OWNED		% OWNERSHIP OF TOTAL FAIRHOLME FUND SHARES
Bruce R. Berkowitz Miami, Florida 33137	13,313,555	*	27.40%

National Financial Services LLC 499 Washington Blvd FL 5 Jersey City, NJ 07310-2010	10,366,766		21.33%

Charles Schwab 101 Montgomery Street San Francisco, CA 94104-4151	3,393,832		6.98%

TD Ameritrade Inc. PO Box 2226 Omaha, NE 68103-2226	2,781,724		5.72%

As of February 28, 2021, the following persons owned of record or beneficially 5% or more of The Income Fund’s outstanding shares.

NAME OF SHAREHOLDER	NUMBER OF INCOME FUND SHARES OWNED		% OWNERSHIP OF TOTAL INCOME FUND SHARES
Bruce R. Berkowitz Miami, Florida 33137	3,576,991	*	31.39%

TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	2,563,471		22.49%

National Financial Services LLC 499 Washington Blvd FL 5 Jersey City, NJ 07310-2010	2,008,257		17.62%

The Margaret Simmons Trust Naples, Florida 34109	880,177		7.72%

As of February 28, 2021, the following persons owned of record or beneficially 5% or more of The Allocation Fund’s outstanding shares.

NAME OF SHAREHOLDER	NUMBER OF ALLOCATION FUND SHARES OWNED		% OWNERSHIP OF TOTAL ALLOCATION FUND SHARES
Bruce R. Berkowitz Miami, Florida 33137	4,385,115	*	66.21%

National Financial Services LLC 499 Washington Blvd FL 5 Jersey City, NJ 07310-2010	1,154,659		17.41%

*	This number includes the total number of shares beneficially owned by Bruce R. Berkowitz and affiliated entities in the respective Fund.

A shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund’s voting securities may be deemed to “control” (as defined in the 1940 Act) the Fund.

PURCHASING AND REDEEMING SHARES

Purchases and redemptions of a Fund’s shares will be made at NAV per share. Each Fund calculates its NAV per share based on market prices or fair value of the Fund’s portfolio securities as of the close of regular trading on the NYSE (currently 4:00 p.m., Eastern Time) on each business day the NYSE is open for business.

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For purposes of computing the NAV of a share of a Fund, securities traded on securities exchanges are valued at the last quoted sales price or, in the absence of a sale, at the last bid price. Securities traded on NASDAQ shall be valued at the NASDAQ Official Closing Price. Securities not traded or dealt in upon any securities exchange for which OTC market quotations are readily available generally shall be valued at the last quoted sales price (if adequate trading volume is present) or, otherwise at the last bid price.

The ordinary pricing procedures used by each Fund to value its portfolio securities are described in greater detail in the Funds’ valuation procedures.

The value of a foreign security is ordinarily determined as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 4:00 p.m. Eastern time) on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued at the last bid price.

When the Funds hold securities traded in foreign markets that are open when U.S. markets are closed, significant events, including company specific developments or broad foreign market moves may affect the value of foreign securities held by the Funds. Consequently, a Fund’s NAV may be affected during a period when shareholders are unable to purchase or redeem their shares in the Fund.

If, in the judgment of the Manager, the value of an asset as determined in accordance with the Funds’ ordinary pricing procedures does not represent the fair market value of the asset, the Manager shall make a determination of the fair value of the asset in accordance with the Funds’ valuation procedures. Assets that may be subject to fair value determination include assets for which market quotations are insufficient or not readily available; assets for which, in the judgment of the Manager, the prices or values available do not represent the fair value of the instrument; and assets determined to be illiquid. With respect to foreign securities in particular, the Manager may determine to fair value a foreign security in the event that price movements following the close of trading in the applicable foreign stock markets might call into question the availability (including the reliability) of the value of the security between the times at which the security’s value is determined and the close of the NYSE.

The Manager has established a valuation and liquidity risk management committee (the “VLRM Committee”), which is comprised of senior personnel of the Manager, to be responsible for: (i) approving all fair valuation determinations; (ii) approving all valuation methodologies; (iii) monitoring the continuing appropriateness of the valuation methodology used with respect to each asset; (iv) recommending to the Board for its approval independent pricing agents of the type commonly used in the investment company industry to provide current market values and other prices; and (v) administering, on behalf of the Manager, the Company’s liquidity risk management program. Any fair valuation determination made by the Manager, and any valuation methodology used by the Manager in making such determination, must be approved by the VLRM Committee and reviewed by the Board at its next regularly scheduled meeting following the VLRM Committee’s approval.

A Fund’s share price is calculated by dividing the value of the Fund’s assets (less any liabilities) by the total shares of the Fund outstanding. Fund liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received. Since a Fund generally does not charge sales fees, the NAV per share is the offering price for shares of the Fund. The price per share for a purchase order or redemption request is the NAV per share next determined after receipt of the order.

An example of how The Fairholme Fund calculated its total offering price per share as of November 30, 2020 is as follows:

The Fairholme Fund Total Net Assets divided by The Fairholme Fund Total Shares Outstanding	=	The Fairholme Fund NAV Per Share
$1,269,210,947 divided by 50,060,643	=	$25.35 Per Share

An example of how The Income Fund calculated its total offering price per share as of November 30, 2020 is as follows:

The Income Fund Total Net Assets divided by The Income Fund Total Shares Outstanding	=	The Income Fund NAV Per Share
$107,108,745 divided by 10,392,160	=	$10.31 Per Share

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An example of how The Allocation Fund calculated its total offering price per share as of November 30, 2020 is as follows:

The Allocation Fund Total Net Assets divided by The Allocation Fund Total Shares Outstanding	=	The Allocation Fund NAV Per Share
$56,261,118 divided by 7,012,302	=	$8.02 Per Share

The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Funds of securities owned by them is not reasonably practicable or as a result of which it is not reasonably practicable for the Funds fairly to determine the value of their net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Funds.

TAX INFORMATION

The information set forth in the Prospectus and the following discussion relate solely to U.S. federal income tax law and assumes that the Funds qualify to be taxed as a regulated investment company (as discussed below). Such information is only a summary of certain key federal income tax considerations and is based on current law. No attempt has been made to present a complete explanation of the federal tax treatment of the Funds or their shareholders. Investors are encouraged to consult their own tax advisors with respect to the specific tax consequences of being a shareholder in the Funds, including the effect and applicability of federal, state, local, and foreign tax laws to their own particular situations.

Qualification as a Regulated Investment Company. Each of the Funds intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a RIC, a Fund must, among other requirements, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities, or net income derived from interests in certain publicly traded partnerships.

If for any tax year a Fund does not qualify as a RIC, all of its taxable income will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to shareholders as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a RIC would thus have a negative impact on the Fund’s income and performance. It is possible that a Fund will not qualify as a RIC in any given tax year.

If a Fund qualifies as a RIC and distributes at least 90% of its investment company taxable income (taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses), the Fund will not be subject to federal income tax on the investment company taxable income and net capital gain (the excess of net long-term capital gains over net short-term capital losses) distributed. However, the Fund would be subject to corporate income tax on any undistributed income other than tax-exempt income from municipal securities.

Each of the Funds intends to distribute to shareholders, at least annually, substantially all net investment income and any net capital gain. Distributions of net investment income and of any net realized capital gains are reinvested in additional shares of the Funds unless the shareholder has requested in writing to have them paid by check or other method, as set forth in the account application.

Excise Tax. Each of the Funds will avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to shareholders equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of its capital gain net income for the twelve-month period ending on October 31 (or November 30 if elected by the Fund) of such year, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by a Fund that is subject to corporate income tax will be considered to have been distributed by the Fund during such year. Each of the Funds intends to make sufficient distributions to avoid liability for the excise tax. A Fund may be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

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Taxation of the Non-Corporate Shareholder. Distributions of a Fund’s investment company taxable income are taxable to you as ordinary income. A portion of a Fund’s distributions may be treated as “qualified dividend income,” which may be taxable to individuals, trusts, and estates at the lower federal tax rates applicable to long-term capital gains. A distribution is treated as qualified dividend income to the extent that a Fund received dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met. To the extent a Fund’s distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income. Dividends received from REITs generally do not constitute qualified dividend income. However, certain REIT dividends attributable to trade or business income of the REIT may qualify for a reduced rate of taxation as qualified business income in the hands of individuals, trusts and estates, provided certain holding period and other requirements are satisfied by the shareholder.

Distributions of a Fund’s net short-term capital gains are taxable to you as ordinary income. Distributions of a Fund’s net long-term capital gains are taxable to you as long-term capital gains. Long-term is defined as securities held for more than one year at the time of the sale or exchange. Short-term is defined as securities held for one year or less at the time of sale or exchange.

Distributions that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. A return of capital distribution reduces your tax basis in the shares and is treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of a Fund.

Taxable distributions generally are included in a shareholder’s gross income for the taxable year in which they are received. However, dividends declared in October, November, and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by a Fund during the following January.

Distributions by a Fund will result in a reduction in the fair market value of the Fund’s shares. Should a distribution reduce the fair market value below a shareholder’s cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

A portion of a Fund’s income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the Fund’s income is derived from qualifying dividends from domestic corporations. Because a Fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from a Fund that qualifies for the deduction generally will be less than 100%. Each Fund will notify corporate shareholders annually of the percentage of the Fund’s dividends that qualifies for the dividends received deduction.

If a shareholder fails to furnish his/her social security or other taxpayer identification number or to certify properly that it is correct, a Fund may be required to withhold federal income tax at the rate of 24% (backup withholding) from dividend, capital gain, and redemption payments to him/her. Dividend and capital gain payments may also be subject to backup withholding if the shareholder fails to certify properly that he or she is not subject to backup withholding due to the under-reporting of certain income. Each Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

In general, you will recognize a gain or loss on a sale or exchange of shares of a Fund in an amount equal to the difference between the amount of your net sales proceeds and your tax basis in the shares. All or a portion of any such loss may be disallowed if you purchase (for example, by reinvesting dividends) other shares of the Fund within 30 days before or after the sale or exchange. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange. Any capital loss arising from the sale or exchange of shares held for one year or less is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares.

Foreign Taxes. Income received by a Fund from sources within foreign countries may be subject to foreign income taxes, including withholding taxes.

Capital Loss Carryforwards. Each Fund is permitted to carry forward for an unlimited period capital losses incurred to reduce future required distributions of net capital gains to shareholders. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses. As of November 30, 2020, net short-term and long-term capital loss carryforwards were as follows:

	The Fairholme Fund	The Income Fund	The Allocation Fund
Short-term capital loss carryforward	$1,018,777	$6,039,587	$1,477,623
Long-term capital loss carryforward	$746,810,368	$5,997,328	$47,926,139

Total	$747,829,145	$12,036,915	$49,403,762

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PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for each Fund are made by the Manager. In placing purchase and sale orders for portfolio securities for a Fund, it is the policy of the Manager to seek the best execution of orders at the most favorable price. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in the best execution at the most favorable price involves a number of considerations. The Manager considers a number of factors in selecting a broker-dealer to execute transactions (or series of transactions) and in determining the reasonableness of the broker-dealer’s compensation. These factors include: the size and type of transaction; the difficulty of the order and the broker’s execution capabilities, including with respect to difficult trades; actual executed prices of the securities traded; the confidentiality and the nature of the market for the security; the operational facilities of the broker and/or dealer involved (including back office efficiency); the ability to handle a block order for securities and distribution capabilities; and the full range and quality of the broker’s services, including the broker’s ability to secure the best price for a complete transaction over the contemplated time period; the commission rate; the broker’s willingness to commit capital, creditworthiness and financial stability; the broker’s clearance and settlement capability; and the broker’s provision of research and brokerage services. The Manager will not consider the promotion and sale of shares of a Fund by a broker-dealer when selecting a broker-dealer to effect portfolio securities transactions on behalf of the Fund.

The Manager may purchase or sell portfolio securities on behalf of each Fund in agency or principal transactions. In agency transactions, the Fund generally pays brokerage commissions. In principal transactions, the Fund generally does not pay commissions. However, the price paid for the security may include an undisclosed commission or mark-up or selling concessions. The Manager normally purchases fixed-income securities on a net basis from primary market makers acting as principals for the securities. The Manager may purchase certain money market instruments directly from an issuer without paying commissions or discounts. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Manager feels that better prices are available from non-principal market makers who are paid commissions directly.

For the fiscal years ended November 30, 2020, November 30, 2019 and November 30, 2018, The Fairholme Fund paid brokerage commissions of $7,127, $14,905 and $682,627, respectively. For the fiscal years ended November 30, 2020, November 30, 2019 and November 30, 2018, The Income Fund paid brokerage commissions of $15,670, $12,258 and $20,869, respectively. For the fiscal years ended November 30, 2020, November 30, 2019 and November 30, 2018, The Allocation Fund paid brokerage commissions of $4,551, $7,120 and $61,391, respectively.

The Manager may combine transaction orders placed on behalf of each Fund with orders placed on behalf of any other advisory client, including any private fund, partnership or private account in which principals and employees of the Manager have an interest, for the purposes of seeking to obtain more favorable prices and better commissions. In allocating securities among clients, it is the Manager’s policy that all clients should be treated fairly and that, to the extent possible, all clients should receive equivalent treatment. The standard allocation methods used by the Manager to allocate securities are described in greater detail in its procedures for the allocation of investment opportunities and aggregation of transactions. Exceptions to the standard allocation procedures are permitted on a case-by-case basis when judged by the Manager to be fair and reasonable to the participating accounts. Since a Fund’s strategy may differ from those of other advisory clients, it is possible the Fund may not participate in certain aggregated trades or may purchase or sell securities not owned by other advisory clients, and advisory clients may purchase or own securities not purchased or owned by the Fund.

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As of November 30, 2020, The Fairholme Fund held securities of the following regular broker-dealers or their parents:

Name of Regular Broker or Dealer or Parent (Issuer)	Aggregate Value ($)
Bank of America Corp.	38,016,000

As of November 30, 2020, The Income Fund held securities of the following regular broker-dealers or their parents:

Name of Regular Broker or Dealer or Parent (Issuer)	Aggregate Value ($)
Bank of America Corp.	5,322,240

As of November 30, 2020, The Allocation Fund held securities of the following regular broker-dealers or their parents:

Name of Regular Broker or Dealer or Parent (Issuer)	Aggregate Value ($)
Bank of America Corp.	2,793,472

PERSONAL TRADING BY THE PORTFOLIO MANAGER AND OTHER INSIDERS

Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Company and the Manager have adopted Codes of Ethics (“Codes”) restricting personal securities trading by certain persons who are affiliated with the Funds and/or the Manager. These Codes are on public file and are available from the SEC. While the Codes permit personal transactions by these persons in securities held or to be acquired by the Funds, under certain circumstances, the Codes prohibit and are designed to prevent fraudulent activity in connection with such personal transactions.

CUSTODIAN

The Bank of New York Mellon, located at 240 Greenwich Street, New York, NY 10286, is custodian for the securities and cash of the Funds. Under the Custody Agreement, the custodian holds the Funds’ portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties.

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), 4400 Computer Drive, Westborough, Massachusetts 01581, serves as Transfer Agent to the Funds pursuant to a Transfer Agency Services Agreement among the Company, the Manager (with respect to the compensation section only), and BNY Mellon.

Under the Transfer Agency Services Agreement, BNY Mellon provided customary services of a transfer agent and dividend-paying agent including: (1) receiving and processing orders to purchase or redeem shares; and (2) mailing shareholder reports and prospectuses to current shareholders.

ADMINISTRATION AND ACCOUNTING SERVICES

The Bank of New York Mellon (formerly, BNY Mellon) provides administration and accounting services to the Funds pursuant to an Administration and Accounting Services Agreement among the Funds, the Manager (with respect to the compensation section only), and The Bank of New York Mellon. Under the Administration and Accounting Services Agreement, The Bank of New York Mellon provides, among other things, the following services: portfolio accounting and valuation, expense accrual and payment, financial reporting, tax accounting, and assistance with compliance monitoring.

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The Bank of New York Mellon receives an administration and accounting services fee (which also includes out of pocket fees) calculated as a percentage of each Fund’s average daily net assets, which will be billed to the Manager on a monthly basis. For the fiscal years ended November 30, 2020, November 30, 2019 and November 30, 2018, The Bank of New York Mellon received $107,471, $128,112 and $137,400, respectively, in fees pursuant to the Administration and Accounting Services Agreement with respect to The Fairholme Fund. For the fiscal years ended November 30, 2020, November 30, 2019 and November 30, 2018, The Bank of New York Mellon received $19,303, $25,584 and $29,633, respectively, in fees pursuant to the Administration and Accounting Services Agreement with respect to The Income Fund. For the fiscal years ended November 30, 2020, November 30, 2019 and November 30, 2018, The Bank of New York Mellon received $7,083, $10,124 and $14,528, respectively, in fees pursuant to the Administration and Accounting Services Agreement with respect to The Allocation Fund.

The Bank of New York Mellon also provides state registration and filing services to the Funds pursuant to a State Filing Services Agreement among the Funds, the Manager (with respect to the compensation section only), and The Bank of New York Mellon. The Bank of New York Mellon receives a state filing services fee based upon the number of state securities notice filings. This fee is billed to the Manager on a monthly basis.

PRINCIPAL UNDERWRITER

Foreside Funds Distributors LLC (the “Distributor”) serves as principal underwriter for the Funds pursuant to a Distribution Agreement (the “Distribution Agreement”) for the limited purpose of acting as statutory underwriter to facilitate the distribution of shares of the Funds. The Distributor is located at 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312.

Under the Distribution Agreement dated March 25, 2020, the Distributor acts as an agent of the Funds in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Funds. The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Funds. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Funds and/or the Manager, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Investors purchasing shares of the Funds through a financial intermediary should acquaint themselves with the financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by the financial intermediary. The Distributor does not receive compensation from the Funds for its distribution services. The Manager pays the Distributor a fee for certain distribution-related services.

The Distribution Agreement provides that the Distributor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Distributor’s obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or negligence in the performance of its duties under the Distribution Agreement, or by reason of its reckless disregard of its obligations under the Distribution Agreement. The Distribution Agreement has an initial term of two years and thereafter will continue in effect with respect to each Fund for successive one-year periods, provided that such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Directors who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without the payment of any penalty with respect to a particular Fund upon 60 days’ written notice by the Fund, by vote of a majority of the outstanding voting securities of the Fund or by the Distributor. The Distribution Agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116, serves as each Fund’s independent registered public accounting firm.

GENERAL INFORMATION

The Company’s charter permits the Board to issue 1,100,000,000 shares of common stock, 700,000,000 shares of which have been classified as shares of common stock of The Fairholme Fund, 200,000,000 shares of which have been classified as shares of common stock of The Income Fund, and 200,000,000 shares of which have been classified as shares of common stock of The Allocation Fund. The Board has the power to designate one or more separate and distinct series and/or classes of shares of common stock and to classify or reclassify any unissued shares with respect to such series.

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Shareholders of each Fund are entitled: to one vote per full share; to such distributions as may be declared by the Company’s Board out of funds legally available from the Fund; and upon liquidation, to participate ratably in the assets available for distribution from the Fund.

There are no conversion or sinking fund provisions applicable to the shares, and shareholders have no preemptive rights and may not cumulate their votes in the election of Directors. The shares are redeemable and are fully transferable. All shares issued and sold by the Funds will be fully paid and non-assessable.

According to the law of Maryland under which the Company is incorporated and the Company’s By-laws, the Company is not required to hold an annual meeting of shareholders unless required under the 1940 Act. Accordingly, the Company does not intend to hold annual shareholder meetings unless required under the 1940 Act. Shareholders have the right to call a meeting of shareholders for the purpose of voting to remove Directors. The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a Director or Directors when requested in writing to do so by record holders of at least 10% of a Fund’s outstanding shares.

PROXY VOTING POLICIES AND PROCEDURES

The Board has approved proxy voting policies and procedures for the Company. A copy of the Company’s proxy voting policies and procedures is attached to this SAI as Appendix A. These procedures set forth guidelines and procedures for the voting of proxies relating to securities held by the Funds. Each Fund’s proxy voting records are maintained and are available for inspection. The Board is responsible for overseeing the implementation of the procedures. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge upon request, by calling Shareholder Services at 1-866-202-2263; or by writing to the Company c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9692, Providence, Rhode Island 02940-9692 and (ii) on the SEC’s website at www.sec.gov.

FINANCIAL STATEMENTS

The audited financial statements of each Fund for the fiscal year ended November 30, 2020, and the report of Deloitte & Touche LLP, each Fund’s independent registered public accounting firm, are incorporated herein by reference to the Annual Report. The Annual Report was filed on Form N-CSR with the SEC on February 5, 2021. The Annual Report is available without charge upon request by calling Shareholder Services at 1-866-202-2263, or by visiting the Company’s website at www.fairholmefunds.com.

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APPENDIX A

FAIRHOLME FUNDS, INC. PROXY VOTING POLICY

A. INTRODUCTION

Fairholme Funds, Inc. (the “Company”) is registered with the Securities and Exchange Commission (the “Commission”) as an open-end management investment company under the Investment Company Act of 1940 (“1940 Act”). The Company is a series company, meaning that it can offer an indefinite number of series of Company shares (each such series a “Fund” and together the “Funds”). The Company currently offers shares of three Funds, but may offer shares of additional Funds in the future. This policy applies equally with respect to the Company’s currently existing Funds and any future Funds that may be offered by the Company.

The Board of Directors of the Company is responsible for overseeing the management and operation of the Company. The Board, consistent with its fiduciary duties and pursuant to applicable rules and regulations promulgated under the 1940 Act, has designed this proxy voting policy (the “Policy”) to reflect its commitment to vote proxies received by a Fund in a manner consistent with the best interests of the Fund and its shareholders. The Board has delegated to the Proxy Voting Officers (as defined below) the authority for voting proxies received by the Funds with respect to securities held in their portfolios. The Board has adopted the following proxy voting guidelines to assist the Proxy Voting Officers in exercising their delegated authority in voting proxies on behalf of each Fund.

B. KEY PROXY VOTING GUIDELINES

1. General Policies

All proxy solicitations should be reviewed on an issuer-by-issuer basis, and each item for which a vote is sought should be considered in the context of the issuer/portfolio company under review and the various economic impacts such item may have on a Fund’s stated investment objectives and strategies. The Proxy Voting Officers should give great weight to the views of the issuer’s management, and in most cases should vote for management’s recommendations unless it is apparent, after reasonable inquiry, that to vote in accordance with management recommendations would likely have a negative impact on a Fund’s shareholder value or conflict with the guidelines addressing management and corporate governance. In such cases, the Proxy Voting Officers may seek an independent analysis (e.g. from the Proxy Voting Committee or independent third party) of the impact that the proposed action will have on shareholder value and should vote such items in accordance with their good faith conclusions as to the course of action that will best benefit Fund shareholders. Proxy proposals presenting a conflict of interest between a Fund and certain individuals or entities identified below should be administered in accordance with the procedures set forth below under Section C.4.

2. Boards of Directors

Electing directors is one of the most important rights of stock ownership that portfolio company shareholders can exercise. The Board believes that directors of a portfolio company should act in the long-term interests of their shareholders and the company as a whole. Generally, when called upon by an issuer to vote for one or more directors, the Proxy Voting Officers should vote for director nominees that have expressed and/or demonstrated a commitment to the interest of the portfolio company’s shareholders. The Proxy Voting Officers should consider the following factors in determining how to vote proxies relating to director elections:

•

In re-electing incumbent directors, the long-term performance of the portfolio company relative to its peers shall be the key factor in determining the Proxy Voting Officers vote, on behalf of a Fund, to re-elect the director(s) of the portfolio company. The Proxy Voting Officers should vote against re-electing a director of a portfolio company if the company has had consistently poor performance relative to its peers in the industry unless the director(s) has/have taken or is/are attempting to take tangible steps to improve the company’s performance.

•

Whether the slate of director nominees promotes a majority of independent directors on the full board. The Board believes that it is in the best interest of all portfolio company shareholders to have, as a majority, directors that are independent of management.

•	A director nominee’s attendance at less than 75% of required meetings (frequent non-attendance at board meetings may be grounds for voting against re-election).

•

Existence of any prior SEC violations and/or other criminal offenses. The Proxy Voting Officers should vote against a director nominee who, to their knowledge, is the subject of SEC or other criminal enforcement actions.

The Board believes that it is in the best interests of Fund shareholders to have knowledgeable and experienced directors serving on a portfolio company’s board. To this end, the Board believes that portfolio companies should be allowed to establish director compensation packages that are designed to attract and retain such directors. When called upon to vote on director compensation proposals, the Proxy Voting Officers should consider whether such proposals are reasonable in relation to the portfolio company’s performance and resources, and are designed to attract qualified personnel yet do not overburden the portfolio company or result in a “windfall” to the directors. The Proxy Voting Officers should carefully consider proposals that seek to impose reasonable limits on director compensation.

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In all other issues that may arise relating to directors, the Proxy Voting Officers should vote against any proposal that clearly benefits directors at the expense of portfolio company shareholders (excepting reasonable compensation to directors), and for all proposals that do not unreasonably abrogate the rights of shareholders. As previously stated, each issue will be analyzed on an item-by-item basis.

3. Corporate Governance

Corporate governance issues may include, but not limited to, the following: (i) corporate defenses, (ii) corporate restructuring proposals, (iii) proposals affecting the capital structure of a portfolio company, (iv) proposals regarding executive compensation, and (v) proposals regarding the independent auditors of the portfolio company. When called upon to vote on such items, the Proxy Voting Offices should consider, without limitation, the following factors:

i. Corporate Defenses. Although they should review each proposal on a case-by-case basis, the Proxy Voting Officers should generally vote against management proposals that (a) seek to insulate management from all threats of change in control, (b) provide the board with veto power against all takeover bids, (c) allow management or the board of the portfolio company to buy shares from particular shareholders at a premium at the expense of the majority of shareholders, or (d) allow management to increase or decrease the size of the board at its own discretion. The Proxy Voting Officers should only vote for proposals that do not unreasonably discriminate against a majority of shareholders, or greatly alter the balance of power between shareholders, on one side, and management and the board, on the other.

ii. Corporate Restructuring. These proposals may include mergers and acquisitions, spin-offs, asset sales, leveraged buy-outs and/or liquidations. In determining how to vote on these types of proposals, the Proxy Voting Officers should consider the following factors: (a) whether the proposed action represents the best means of enhancing shareholder value, (b) whether the portfolio company’s long-term prospects will be positively affected by the proposal, (c) how the proposed action will impact corporate governance and/or shareholder rights, (d) how the proposed deal was negotiated, (e) whether all shareholders receive equal/fair treatment under the terms of the proposed action, and/or (f) whether shareholders could realize greater value through alternative means.

iii. Capital Structure. Proposals affecting the capital structure of a portfolio company may have significant impact on shareholder value, particularly when they involve the issuance of additional stock. As such, the Proxy Voting Officers should vote for proposals to increase the authorized or outstanding stock of the company only when management provides persuasive business justification for the increase, such as to fund acquisitions, recapitalization or debt restructuring. The Proxy Voting Officers should vote against proposals that unreasonably dilute shareholder value or create classes of stock with unequal voting rights if, over time, it is believed that such action may lead to a concentration of voting power in the hands of few insiders.

iv. Executive Compensation. The Board believes portfolio company executives should be compensated at a reasonable rate and that companies should be free to offer attractive compensation packages that encourage high performance in executives because, over time, it will increase shareholder values. The Board also believes however, that executive compensation should, to some extent, be tied to the performance of the portfolio company. Therefore, the Proxy Voting Officers should vote for proposals that provide challenging performance objectives to portfolio company executives and which serve to motivate executives to better performance. The Proxy Voting Officers should vote against proposals that offer unreasonable benefits to portfolio company executives whose past performance has been less than satisfactory.

The Proxy Voting Officers should vote against shareholder proposals that summarily restrict executive compensation without regard to the portfolio company’s performance, and should generally vote for shareholder proposals that seek additional disclosures on executive compensation.

v. Independent Registered Public Accounting Firm. The engagement, retention and termination of a portfolio company’s independent auditors must be approved by the company’s audit committee, which typically includes only those independent directors who are not affiliated with or compensated by the company, except for directors’ fees. In reliance on the audit committee’s recommendation, the Proxy Voting Officers should generally vote for ratifying the employment or retention of a portfolio company’s independent auditors unless the Proxy Voting Officers are aware that the auditor is not independent or that the auditor has, in the past, rendered an opinion that was neither accurate nor indicative of the portfolio company’s financial position.

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4. Shareholder Rights

State law provides shareholders of a portfolio company with various rights, including cumulative voting, appraisal rights, the ability to call special meetings, the ability to vote by written consent and the ability to amend the charter or bylaws of the company. When called upon to vote on such items, the Proxy Voting Officer should carefully analyze all proposals relating to shareholder rights and should vote against proposals that seek to eliminate existing shareholder rights or restrict the ability of shareholders to act in a reasonable manner to protect their interest in the company. In all cases, the Proxy Voting Officers should vote for proposals that best represent the long-term financial interest of Fund shareholders.

5. Social and Environmental Issues

When called upon to vote on items relating to social and environmental issues, the Proxy Voting Officers should consider the following factors:

•

Whether the proposal creates a stated position that could negatively affect the portfolio company’s reputation and/or operations, or leave it vulnerable to boycotts and other negative consumer responses;

•	The percentage of assets of the portfolio company that will be devoted to implementing the proposal;

•	Whether the issue is more properly dealt with through other means, such as through governmental action;

•	Whether the portfolio company has already dealt with the issue in some other appropriate way; and

•	What other companies have done in response to the issue.

While the Board generally supports shareholder proposals that seek to create good corporate citizenship, the Proxy Voting Officers should vote against proposals that would tie up a large percentage of the assets of the portfolio company. The Board believes that such proposals are inconsistent with its duty to seek long-term value for Fund shareholders. The Proxy Voting Officer should also evaluate all proposals seeking to bring to an end certain corporate actions to determine whether the proposals adversely affect the ability of the portfolio company to remain profitable. The Proxy Voting Officers should generally vote for proposals that enhance or do not negatively impact long-term shareholder values.

C. PROXY VOTING PROCEDURES

1. The Proxy Voting Officers

The Board has designated the President and Vice President of the Company (the “Proxy Voting Officers”) as the persons responsible for voting all proxies relating to securities held in each series (each, a “Fund”) of Fairholme Funds, Inc. (“Company”), subject to the authority of the Proxy Voting Committee (as defined herein) set forth in Section C.2 below. Either Proxy Voting Officer may act on behalf of a Fund (i.e., there is no requirement that both Proxy Voting Officers vote together). The Proxy Voting Officers may divide or determine responsibility for acting under this Policy in any manner they see fit. The Proxy Voting Officers shall take all reasonable efforts to monitor corporate actions, obtain all information sufficient to allow an informed vote on a pending matter, and ensure that all proxy votes are cast in a timely fashion and in a manner consistent with this Policy.

If a Proxy Voting Officer reasonably believes that it is in the best interest of a Fund to cast a particular proxy vote that is contrary to the Guidelines or determined in a manner contrary to the Procedures, the Proxy Officer should submit to the Proxy Voting Committee (as defined below) belief request for a waiver, providing sufficient information to support the waiver request. The Proxy Voting Officer shall proceed to vote the proxy in accordance with the decision of the Proxy Voting Committee.

In addition, if a Proxy Voting Officer reasonably believes that it is in the best interest of a Fund to abstain from voting on a particular proxy proposal, the Proxy Voting Officer shall make a record summarizing the reasons for such abstention and shall present such summary to the Board along with other reports required in Section C.4 below.

2. Proxy Voting Committee

The Board has formed a proxy voting committee (the “Proxy Voting Committee”), which is composed solely of the independent directors of the Company, to evaluate and determine (i) requests for waivers of this Policy and (ii) proxies involving potential conflicts of interest, as discussed in Section C.3 below.

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3. Conflicts of Interest

The Proxy Voting Officers should monitor for any proxy presenting a potential conflict between the interests of a Fund, on the one hand, and the interests of a director or officer of the Company, the Fund’s investment adviser or distributor, or any affiliated person of the Fund, adviser or distributor (each, an “Affiliated Entity”), on the other hand. Potential conflicts of interest include situations where:

•	an Affiliated Entity promotes a proxy proposal or is deemed to be the beneficial owner of 10% or more of a class of the issuer’s securities to which the proxy relates;

•

an Affiliated Entity has a business or personal relationship with the participant of a proxy contest such as members of the issuer’s management or the soliciting shareholder(s), when such relationship is of such closeness and intimacy that it would reasonably be construed to be of such nature that it would negatively affect the judgment of the Affiliated Entity;

•	an Affiliated Entity provides brokerage, underwriting, insurance or banking or other services to the issuer whose management is soliciting proxies;

•	an Affiliated Entity or officer or director of the Company has a personal or business relationship with a candidate for directorship; or

•	an Affiliated Entity manages a pension plan or administers an employee benefit plan of the issuer, or intends to pursue an opportunity to do so.

If a proxy proposal involving a potential conflict of interest is addressed by a Guideline set forth above, the Proxy Voting Officers may vote the proposal in accordance with the Guideline or may seek from the Proxy Voting Committee a determination on how to vote the proposal.

If a proxy proposal involving a potential conflict of interest is not addressed by a Guideline, the Proxy Voting Officers should present the proposal to the Proxy Voting Committee for its analysis and determination on how to vote. In all such cases, the Proxy Voting Officers should submit to the Proxy Voting Committee information identifying the name of the Affiliated Entity whose interests are believed to conflict with the interests of the Fund, a brief description of the conflict, and any other information in the their possession that would enable the Proxy Voting Committee to make an informed decision on the matter. The Proxy Voting Committee may seek the recommendation or view of an independent third party with respect to any such matter. The Proxy Voting Officers shall vote the conflict proposal in accordance with the direction of the Proxy Voting Committee.

4. Report to the Board of Directors

The Proxy Voting Officers shall compile and present to the Board quarterly a report of all proxy solicitations received by each Fund, including for each proxy solicitation; (i) the name of the issuer; (ii) the exchange ticker symbol for the security; (iii) the CUSIP number; (iv) the shareholder meeting date; (v) a brief identification of the matter voted; (vi) whether the matter was proposed by the management or by a security holder; (vii) whether the Proxy Voting Officer cast his/her vote on the matter and if not, an explanation of why no vote was cast; (viii) how the vote was cast (i.e., for or against the proposal); (ix) whether the vote was cast for or against management; and (x) whether the vote was consistent with this Policy, and if inconsistent, an explanation of why the vote was cast in such manner.

5. Responding to a Shareholder’s Request for Proxy Voting Disclosure

The Company shall file with the Securities and Exchange Commission on Form N-PX, no later than August 31 of each year, the complete proxy voting record of each Fund for the twelve-month period ending June 30th of such year. A Funds’ proxy voting record is available (i) on the SEC’s website at http://www.sec.gov, and (ii) without charge, to shareholders of the Fund by calling the Company’s toll-free number as listed in its current Prospectus. The Company shall respond to all shareholder requests for records within three business days of such request by first-class mail or other means designed to ensure prompt delivery.

6. Record Keeping

In connection with this Policy, the Proxy Voting Officers shall maintain a record of the following:

•	Copies all proxy solicitations received by each Fund, including a brief summary of the name of the issuer, the exchange ticker symbol, the CUSIP number, and the shareholder meeting date;

•	a reconciliation of the proxy solicitations received and number of shares held by each Fund in the soliciting issuer;

•	the analysis undertaken to ensure that the vote cast is consistent with this Policy;

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•	copies, if any, of any waiver request submitted to the Proxy Voting Committee along with the Proxy Voting Committee’s final determination relating thereto;

•	copies, if any, of all documents submitted to the Proxy Voting Committee relating to conflict of interest situations along with the Proxy Voting Committee’s final determinations relating thereto;

•	copies of any other documents created or used by the Proxy Voting Officer in determining how to vote the proxy;

•	copies of all votes cast;

•	copies of all quarterly summaries presented to the Board; and

•	copies of all shareholder requests for a Fund’s proxy voting record and responses thereto.

All records required to be maintained under the Policy shall be maintained in the manner and for such period as is consistent with other records required to be maintained by the Company pursuant to applicable rules and regulations promulgated under the 1940 Act.

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FAIRHOLME FUNDS, INC.

PART C

OTHER INFORMATION

ITEM 28. EXHIBITS

(a)	ARTICLES OF INCORPORATION

	(1)	ARTICLES OF INCORPORATION — Incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A, filed on March 30, 2011.

	(2)	ARTICLES SUPPLEMENTARY — Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on March 28, 2006.

	(3)	ARTICLES SUPPLEMENTARY — Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on March 28, 2006.

	(4)	ARTICLES SUPPLEMENTARY — Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on May 19, 2006.

	(5)	ARTICLES SUPPLEMENTARY — Incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on March 29, 2007.

	(6)	ARTICLES SUPPLEMENTARY — Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on March 26, 2008.

	(7)	ARTICLES SUPPLEMENTARY — Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on March 26, 2008.

	(8)	ARTICLES SUPPLEMENTARY — Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on March 26, 2008.

	(9)	ARTICLES SUPPLEMENTARY — Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on January 23, 2009.

	(10)	ARTICLES SUPPLEMENTARY — Incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on December 18, 2009.

	(11)	ARTICLES SUPPLEMENTARY — Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on October 26, 2010.

	(12)	ARTICLES SUPPLEMENTARY — Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on October 26, 2010.

	(13)	ARTICLES SUPPLEMENTARY — Incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed on December 21, 2010.

	(14)	CERTIFICATE OF CORRECTION — Incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A, filed on March 30, 2011.

(b)	AMENDED AND RESTATED BY-LAWS — Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on March 26, 2008.

(c)	INSTRUMENTS DEFINING RIGHTS OF SHAREHOLDERS — None, See Articles of Incorporation.

(d)	(1)	INVESTMENT MANAGEMENT AGREEMENT (Fairholme Fund) — Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on May 23, 2008.

	(2)	INVESTMENT MANAGEMENT AGREEMENT (Fairholme Focused Income Fund) — Incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A, filed on October 21, 2009.

	(3)	INVESTMENT MANAGEMENT AGREEMENT (Fairholme Allocation Fund) — Incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A, filed on March 29, 2012.

(e)	(1)	DISTRIBUTION AGREEMENT — Incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A, filed on March 26, 2020.

	(2)	STANDARD BROKER-DEALER AGREEMENT — Incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A, filed on March 26, 2020.

(f)	BONUS OR PROFIT SHARING CONTRACTS — None.

(g)	(1)	CUSTODIAN SERVICES AGREEMENT — Incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on March 13, 2009.

	(2)	FOREIGN CUSTODY AGREEMENT DATED MAY 9, 2011 — Incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A, filed on March 29, 2012.

	(3)	AMENDMENT TO THE CUSTODIAN SERVICES AGREEMENT DATED NOVEMBER 1, 2011 — Incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A, filed on March 29, 2012.

(h)	OTHER MATERIAL CONTRACTS

	(1)	(i) ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT — Incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on March 13, 2009.

(ii) EXHIBIT A TO THE ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT — Incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed on December 21, 2010.

(iii)

AMENDMENT TO THE ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT DATED NOVEMBER 1, 2011 — Incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A, filed on March 29, 2012.

(iv)

AMENDMENT TO THE ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT DATED MARCH 20, 2013 — Incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A, filed on March 26, 2014.

(v)

AMENDMENT TO THE ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT DATED JUNE 1, 2017 — Incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A, filed on March 27, 2018.

(vi)

AMENDMENT TO THE ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT EFFECTIVE JUNE 1, 2018 — Incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A, filed on March 27, 2019.

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(2) (i) TRANSFER AGENCY SERVICES AGREEMENT — Incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on March 13, 2009.

(ii) EXHIBIT A TO THE TRANSFER AGENCY SERVICES AGREEMENT — Incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed on December 21, 2010.

(iii)

AMENDMENT TO THE TRANSFER AGENCY SERVICES AGREEMENT DATED NOVEMBER 1, 2011 — Incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A, filed on March 29, 2012.

(iv)

AMENDMENT TO THE TRANSFER AGENCY SERVICES AGREEMENT DATED JULY 1, 2015 — Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A, filed on March 24, 2016.

(3) POWER OF ATTORNEY for Leigh Walters — Incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A, filed on March 29, 2012.

(4) POWER OF ATTORNEY for Terry Baxter — Incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A, filed on March 29, 2012.

(5) POWER OF ATTORNEY for Steven J. Gilbert — Incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A, filed on March 25, 2015.

(i)	LEGAL OPINION & CONSENT — Filed herewith.

(j)	CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM — Filed herewith.

(k)	OMITTED FINANCIAL STATEMENTS — Not applicable.

(l)	INITIAL CAPITAL AGREEMENTS — Incorporated by reference to Pre-Effective Amendment No. 2 to Original Registration Statement on Form N-1A, filed on December 29, 1999.

(m)	RULE 12b-1 PLAN — Not Applicable.

(n)	RULE 18f-3 PLAN — Not Applicable.

(o)	RESERVED.

(p)	CODES OF ETHICS.

(1) AMENDED CODE OF ETHICS FOR THE COMPANY DATED JULY 23, 2020 — Filed herewith.

(2) AMENDED CODE OF ETHICS FOR THE MANAGER DATED JULY 23, 2020 — Filed herewith.

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ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

There are no persons controlled by or under common control with the Registrant.

ITEM 30. INDEMNIFICATION

(a) General. The Articles of Incorporation of Fairholme Funds, Inc. (the “Company”) provide that, to the fullest extent permitted by Maryland and federal statutory and decisional law, as amended or interpreted, no director or officer of the Company shall be personally liable to the Company or the holders of shares for money damages for breach of fiduciary duty as a director and each director and officer shall be indemnified by the Company; provided, however, that nothing herein shall be deemed to protect any director or officer of the Company against any liability to the Company or the holders of shares to which such director or officer would otherwise be subject by reason of breach of the director’s or officer’s duty of loyalty to the Company or its stockholders, for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law or for any transaction from which the director derived any improper personal benefit.

Article VI of the By-Laws of the Company provides that the Company shall indemnify to the fullest extent required or permitted under Maryland law or the Investment Company Act of 1940, as amended (the “1940 Act”), as either may be amended from time to time, any individual who is a director or officer of the Company and who, by reason of his or her position was, is or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter collectively referred to as a “Proceeding”) against judgments, penalties, fines, settlements and reasonable expenses actually incurred by such director or officer in connection with such Proceeding, to the fullest extent that such indemnification may be lawful under Maryland law or the 1940 Act.

(b) Disabling Conduct. No director or officer shall be protected against any liability to the Company or its shareholders if such director or officer would be subject to such liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (such conduct hereinafter referred to as “Disabling Conduct”).

Article VI of the By-Laws of the Company provides that the Company shall not indemnify any such person unless: (1) the court or other body before which the Proceeding was brought (a) dismisses the Proceeding for insufficiency of evidence of any disabling conduct, or (b) reaches a final decision on the merits that such person was not liable by reason of disabling conduct; or (2) absent such a decision, a reasonable determination is made, based upon a review of the facts, by (a) the vote of a majority of a quorum of the directors of the Company who are neither “interested persons” of the Company as defined in the 1940 Act, nor parties to the Proceeding, or (b) if a majority of a quorum of directors described above so directs, or if such quorum is not obtainable, based upon a written opinion by independent legal counsel, that such person was not liable by reason of disabling conduct.

(c) Standard of Conduct. The Company may not indemnify any director if it is proved that: (1) the act or omission of the director was material to the cause of action adjudicated in the Proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty; or (2) the director actually received an improper personal benefit; or (3) in the case of a criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. No indemnification may be made under Maryland law unless authorized for a specific proceeding after a determination has been made, in accordance with Maryland law, that indemnification is permissible in the circumstances because the requisite standard of conduct has been met.

(d) Required Indemnification. A director or officer who is successful, on the merits or otherwise, in the defense of any Proceeding shall be indemnified against reasonable expenses incurred by the director or officer in connection with the Proceeding. In addition, under Maryland law, a court of appropriate jurisdiction may order indemnification under certain circumstances.

(e) Advance Payment. The Company may pay any reasonable expenses so incurred by any director or officer in defending a Proceeding in advance of the final disposition thereof to the fullest extent permissible under Maryland law. Such advance payment of expenses shall be made only upon the undertaking by such director or officer to repay the advance unless it is ultimately determined that such director or officer is entitled to indemnification, and only if one of the following conditions is met: (1) the director or officer to be indemnified provides a security for his undertaking; (2) the Company shall be insured against losses arising by reason of any lawful advances; or (3) there is a determination, based on a review of readily available facts, that there is reason to believe that the director or officer to be indemnified ultimately will be entitled to indemnification, which determination shall be made by: (i) a majority of a quorum of directors, none of whom is an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act, or a party to the Proceeding; or (ii) an independent legal counsel in a written opinion.

(f) Insurance. To the fullest extent permitted by Maryland law and Section 17(h) of the 1940 Act, the Company may purchase and maintain insurance on behalf of any officer or director of the Company, against any liability asserted against him or her and incurred by him or her in and arising out of his or her position, whether or not the Company would have the power to indemnify him or her against such liability.

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ITEM 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

None.

ITEM 32. PRINCIPAL UNDERWRITER

(a) Foreside Funds Distributors LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	Fairholme Funds, Inc.
2.	FundVantage Trust
3.	GuideStone Funds
4.	Matthews International Funds (d/b/a Matthews Asia Funds)
5.	Motley Fool Funds, Series of The RBB Fund, Inc.
6.	New Alternatives Fund
7.	Old Westbury Funds, Inc.
8.	The Torray Fund
9.	Versus Capital Multi-Manager Real Estate Income Fund LLC (f/k/a Versus Global Multi-Manager Real Estate Income Fund LLC)
10.	Versus Capital Real Assets Fund LLC

(b) The following are the Officers and Managers of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312.

Name	Principal Business Address	Positions and Offices with the Distributor	Positions and Offices with the Registrant

Richard J. Berthy	Three Canal Plaza, Suite 100 Portland, ME 04101	President, Treasurer and Manager	None

Mark A. Fairbanks	Three Canal Plaza, Suite 100 Portland, ME 04101	Vice President	None

Teresa Cowan	111 E. Kilbourn Avenue, Suite 2200 Milwaukee, WI 53202	Vice President	None

Jennifer K. DiValerio	899 Cassatt Road 400 Berwyn Park, Suite 110 Berwyn, PA 19312	Vice President	None

Susan K. Moscaritolo	899 Cassatt Road 400 Berwyn Park, Suite 110 Berwyn, PA 19312	Vice President and Chief Compliance Officer	None

Jennifer E. Hoopes	Three Canal Plaza, Suite 100 Portland, ME 04101	Secretary	None

(c)	Not applicable.

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ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

The books and records required to be maintained by Section 31(a) of the 1940 Act are maintained in the following locations:

Records Relating to:	Are located at:
Administration and Accounting Services	The Bank of New York Mellon 760 Moore Road King of Prussia, PA 19406

Transfer Agency Services	BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581

Investment Advisory Services	Fairholme Capital Management, L.L.C. 2601 NE 2nd Avenue Miami, FL 33137

Custody Services	The Bank of New York Mellon 240 Greenwich Street New York, NY 10286

Distribution of Fund Shares	Foreside Funds Distributors LLC 899 Cassatt Road 400 Berwyn Park, Suite 110 Berwyn, PA 19312

ITEM 34. MANAGEMENT SERVICES

None

ITEM 35. UNDERTAKINGS

None

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the city of Miami and State of Florida, on the 25th day of March, 2021.

FAIRHOLME FUNDS, INC.

/s/Bruce R. Berkowitz
By:	BRUCE R. BERKOWITZ
President

Pursuant to the requirements of the 1933 Act, this Amendment to the Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Name	Title	Date

/s/Bruce R. Berkowitz Bruce R. Berkowitz	President & Director	March 25, 2021

/s/Wayne Kellner Wayne Kellner	Treasurer	March 25, 2021

/s/Leigh Walters, Esq.* Leigh Walters, Esq.	Director	March 25, 2021

/s/Terry L. Baxter* Terry L. Baxter	Director	March 25, 2021

/s/Steven J. Gilbert* Steven J. Gilbert	Director	March 25, 2021

* By	/s/Bruce R. Berkowitz
Bruce R. Berkowitz
Attorney-in-Fact (pursuant to powers of
attorney previously filed with the Securities
and Exchange Commission)

SCHEDULE OF EXHIBITS TO FORM N-1A

Fairholme Funds, Inc.

Exhibit Number	Exhibit

Ex.28(i)	Legal Opinion and Consent

Ex.28(j)	Consent of Independent Registered Public Accounting Firm

Ex.28(p)(1)	Amended Code of Ethics for the Company dated July 23, 2020

Ex.28(p)(2)	Amended Code of Ethics for the Manager dated July 23, 2020

EX-101.INS	XBRL Instance Document

EX-101.SCH	XBRL Taxonomy Extension Schema Document

EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase

EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase

EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase

EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase